As filed with the Securities and Exchange Commission on August 26, 2022

1933 Act File No. 033-11387
1940 Act File No. 811-04984

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 396	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 397 (Check appropriate box or boxes.)	☒

AMERICAN BEACON FUNDS
(Exact Name of Registrant as Specified in Charter)

220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (817) 391-6100

Jeffrey K. Ringdahl, President
220 East Las Colinas Boulevard
Suite 1200
Irving, Texas 75039
(Name and Address of Agent for Service)

With copies to:
Kathy K. Ingber, Esq.
K&L Gates LLP
1601 K Street, NW
Washington, D.C. 20006-1600

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☒	on November 1, 2022 pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

American Beacon

PROSPECTUS

XX XX, 2022

Share Class
	A	C	Y	R6	R5	Investor
American Beacon Shapiro SMID Cap Equity Fund	SHEAX	SHDCX	SHDYX	SHDRX	SHDIX	SHDPX

This Prospectus contains important information you should know about investing, including information about risks. Please read it before you invest and keep it for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

American Beacon Shapiro SMID Cap Equity FundSM

Investment Objective

The Fund’s investment objective is long-term capital appreciation and current income .

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 13 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 23 of the Statement of Additional Information (“SAI”). With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund’s Prospectus entitled “Intermediary Sales Charge Discounts, Waivers and Other Information.”

Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	R6	R5	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50% [1]	1.00%	None	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	R6	R5	Investor
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%	0.00%
Other Expenses[2]	3.75%	3.76%	1.25%	3.74%	1.17%	1.56%
Total Annual Fund Operating Expenses	4.75%	5.51%	2.00%	4.49%	1.92%	2.31%
Fee Waiver and/or expense reimbursement[3]	(3.49%)	(3.50%)	(1.04%)	(3.59%)	(1.03%)	(1.14%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	1.26%	2.01%	0.96%	0.90%	0.89%	1.17%
1	A contingent deferred sales charge (‘‘CDSC’’) of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.
2	During the fiscal year ended June 30, 2022, the Fund paid amounts to American Beacon Advisors, Inc. (the “Manager”) that were previously waived and/or reimbursed under a contractual fee waiver/expense reimbursement agreement for the Fund’s Y Class, R5 Class, and Investor Class shares in the amount of 0.01% for the Y Class, 0.03% for the R5 Class, and 0.03% for the Investor Class shares.
3	The Manager has contractually agreed to waive fees and/or reimburse expenses of the Fund’s A Class, C Class, Y Class, R6 Class, R5 Class, and Investor Class shares, as applicable, through the later of October 31, 2024 or two years following the closing date of the reorganization of the American Beacon Mid-Cap Value Fund into the Fund, to the extent that Total Annual Fund Operating Expenses exceed 1.26% for the A Class, 2.01% for the C Class, 0.96% for the Y Class, 0.90% for the R6 Class, 0.89% for the R5 Class, and 1.17% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund’s Board of Trustees (the “Board”). The Manager will itself waive fees and/or reimburse expenses of the Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Fund. The Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that this Example reflects the fee waiver/expense reimbursement arrangement for each share class through October 31, 2024. C Class shares automatically convert to A Class shares 8 years after purchase. This Example reflects your costs assuming the conversion of C Class shares to A Class shares 8 years after purchase. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$ 696	$ 1,304	$ 2,272	$ 4,715
C	$ 304	$ 997	$ 2,154	$ 4,847
Y	$ 99	$ 422	$ 881	$ 2,155
R6	$ 92	$ 675	$ 1,658	$ 4,160
R5	$ 91	$ 397	$ 839	$ 2,070
Investor	$ 119	$ 495	$ 1,021	$ 2,463

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$ 204	$ 997	$ 2,154	$ 4,847

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34 % of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of small- and mid-capitalization companies. The Fund considers a company to be a small- to mid-capitalization company if it has a market capitalization (stock market worth), at the time of investment, between $1 billion and the market capitalization of the largest company in the Russell 2500® Index, which was $ XX billion as of August 31, 2022 .

The Fund will invest primarily in U.S. common stocks of companies that the Fund’s investment sub-advisor, Shapiro Capital Management LLC (“Shapiro”), believes are priced below intrinsic value. Shapiro defines intrinsic value as the price at which a strategic or financial buyer would be willing to buy the entire company. Shapiro uses several different metrics to arrive at intrinsic value including, but not limited to, price to cash flow, price to sales and free cash flow yield. Although the Fund will invest principally in small- and mid-capitalization companies, the Fund may invest in companies of all market capitalizations, including micro- and large-capitalization companies.

The Fund’s investment sub-advisor, Shapiro, seeks to achieve the Fund’s investment objective by implementing an intensive fundamental research process to select a focused portfolio of approximately 20 – 35 stocks. Shapiro uses this investment approach to identify companies with substantial operations, a high return on invested assets, products or services with a minimized chance of obsolescence and franchise-like characteristics with significant barriers to entry, and sound management with equity interest in the company.

The Fund may invest cash balances in other investment companies, including government money market funds managed by the Manager, and exchange-traded funds (“ETFs”).

The Fund may seek to earn additional income by lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis.

Principal Risks

There is no assurance that the Fund will achieve its investment objectives and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Cybersecurity and Operational Risk
Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund and its service providers as well as the ability of shareholders to transact with the Fund, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. The Fund cannot control the cybersecurity plans and systems of its service providers, its counterparties or the issuers of securities in which the Fund invests. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Equity Investments Risk
Equity securities are subject to investment risk and market risk. The Fund may invest in the following equity securities, which may expose the Fund to the following additional risks:

■	Common Stock Risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

Focused Holdings Risk
Because the Fund may have a focused portfolio of fewer companies than other diversified funds, the increase or decrease of the value of a single investment may have a greater impact on the Fund’s net asset value (“NAV”) and total return when compared to other diversified funds.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large-Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and, at times, such companies may be out of favor with investors. Many larger-capitalization companies also may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.

Liquidity Risk
The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability, be subject to restrictions on sale, be difficult or impossible to purchase or sell at favorable times or prices or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such instruments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund. For example, liquidity risk may be magnified in rising interest rate environments in the event of higher-than-normal redemption rates. Unexpected redemptions may force the Fund to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, such as changes in interest or inflation rates, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

■	Recent Market Events Risk . An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in late 2019 and has subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions and closed borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the pandemic has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model and has disrupted the supply chains that many businesses depend on. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased.
The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through the economy. However, the Federal Reserve recently began to reduce its interventions as the economy improved and inflation accelerated. Concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown as a result . High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there may be a further increase in public debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons.
Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. The U.S. Federal Reserve has started to raise interest rates, in part to address an increase in the annual inflation rate in the U.S. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives or their alteration or cessation.
Slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and a trade agreement between the United Kingdom and the European Union, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions , war, or open conflict between nations , such as between Russia and Ukraine , or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Russia’s military invasion of Ukraine beginning in February 2022, the responses and sanctions by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets.
Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Micro-Capitalization Companies Risk
Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations, sometimes rapidly and unpredictably, because their earnings and revenues tend to be less predictable. Since micro-capitalization companies may not have an operating history, product lines, or financial resources, their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations, and they can be sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Mid-Capitalization Companies Risk
Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investing in larger-capitalization and more established companies. Since mid-capitalization companies may have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings.

Other Investment Companies Risk
To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

■	ETFs Risk . Because exchange-traded funds (“ETFs”) are listed on an exchange, they may be subject to trading halts, may trade at a premium or discount to their net asset value (“NAV”) and may not be liquid. An ETF that tracks an index may not precisely replicate the returns of that index, and an actively-managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. Future legislative or regulatory changes, including changes in taxation, could impact the operation of ETFs.

■	Government Money Market Funds Risk . Investments in government money market funds are subject to interest rate risk, credit risk, and market risk.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks: ( i) the securities in which the Fund reinvests cash collateral may decrease in value, causing the Fund to incur a loss, or may not perform sufficiently to cover the Fund’s payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan; ( ii) non-cash collateral may decline in value, resulting in the Fund becoming under-secured; ( iii) delays may occur in the recovery of loaned securities from borrowers, which could result in the Fund being unable to vote proxies or settle transactions or cause the Fund to incur increased costs; and ( iv) if the borrower becomes subject to insolvency or similar proceedings, the Fund could incur delays in its ability to enforce its rights in its collateral.

Securities Selection Risk
Securities selected for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to its benchmark index(es), or other funds with similar investment objectives or strategies.

Small-Capitalization Companies Risk
Investing in the securities of small-capitalization companies involves greater risk and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investing in larger-capitalization and more established companies. Since small-capitalization companies may have narrower commercial markets, and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic or full value may never be realized by the market, that a stock judged to be undervalued may be appropriately priced, or that their prices may decline. Although value stocks tend to be inexpensive relative to their earnings, they can continue to be inexpensive for long periods of time. The Fund’s investments in value stocks seek to limit potential downside price risk over time; however, value stock prices still may decline substantially. In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. The Fund’s investment in value stocks could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing changes in the Fund’s performance over time. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns compare to a broad-based market index, which is the Fund’s benchmark index, as well as an additional broad-based market index with characteristics that are similar to those of the Fund, for the periods indicated. In the table below, the performance for the R6 Class shares for periods prior to October 28, 2021 represents the returns of the R5 Class shares of the Fund. In the table below, the performance of the A Class and C Class shares for periods prior to October 28, 2021 represents the returns of the Investor Class shares of the Fund.

In each case, the newer share class would have had similar annual returns to the older share classes because the shares of each class represent investments in the same portfolio securities. However, the older share classes had different expenses than the newer share classes, which would affect performance. Because the Investor Class shares have lower expenses than the A Class shares and C Class shares, their performance was better than the performance the A Class shares and C Class shares would have realized in the same period. The performance of the newer share classes shown in the table has not been adjusted for differences in operating expenses between those share classes and the older share classes, but the A Class and C Class shares performance has been adjusted for the impact of the maximum applicable sales charge. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 34.98% 4th Quarter 2020 01/01/2018 through 12/31/2021 Lowest Quarterly Return: (37.71)% 1st Quarter 2020 01/01/2018 through 12/31/2021
The calendar year-to-date total return as of September 30, 2022 was XX %.

Average annual total returns for periods ended December 31, 2021

	Inception Date of Class	1 Year	Since Inception
Investor Class	09/12/2017
Returns Before Taxes		27.69%	11.96%
Returns After Taxes on Distributions		23.41%	9.68%
Returns After Taxes on Distributions and Sales of Fund Shares		18.13%	8.63%

	Inception Date of Class	1 Year	Since Inception
Share Class (Before Taxes)
A	10/28/2021	20.31%	10.41%
C	10/28/2021	26.48%	11.91%
Y	09/12/2017	28.00%	12.24%
R6	10/28/2021	28.17%	12.36%
R5	09/12/2017	28.17%	12.36%

	1 Year	Since Inception
Index (Reflects no deduction for fees, expenses or taxes)
Russell 2500 Value Index	27.78%	10.97%
Russell 2500 Index	18.18%	14.22%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares of the Fund; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor
The Fund’s investment sub-advisor is Shapiro Capital Management LLC.

Portfolio Managers

Shapiro Capital Management LLC	Louis S. Shapiro President and Chief Financial Officer Since Fund Inception (2017) Harry B. Shapiro Research Analyst Since Fund Inception (2017)	Michael A. McCarthy Chief Investment Officer Since Fund Inception (2017)

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open, at the Fund’s net asset value (“NAV”) per share next calculated after your order is received in proper form, subject to any applicable sales charge. The Manager may, in its sole discretion, allow certain individuals to invest directly in the Fund. For more information regarding eligibility to invest directly please see “About Your Investment - Purchase and Redemption of Shares.” Direct mutual fund account shareholders may buy subsequent shares or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
R6	None	$50	None
R5	$250,000	$50	None

Tax Information

Dividends, capital gains distributions, and other distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred, such as an individual retirement account (“IRA”) or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor, Resolute Investment Distributors, Inc., or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Additional Information About the Fund

To help you better understand the Fund , this section provides a detailed discussion of the Fund’s investment policies, its principal strategies and principal risks and performance benchmark ; however, this Prospectus does not describe all of the Fund’s investment practices. Capitalized terms that are not otherwise defined are defined in Appendix B. For additional information, please see the Fund’s SAI, which is available at www.americanbeaconfunds.com or by contacting us via telephone at 1-800-658-5811, by U.S. mail at P.O. Box 219643, Kansas City, MO 64121-9643, or by e-mail at americanbeaconfunds@ambeacon.com.

Additional Information About Investment Policies and Strategies

Investment Objectives

The Fund’s investment objective is long-term capital appreciation and current income.

The Fund’s investment objective is “ fundamental,” which means that it may be changed only with the approval of Fund shareholders.

80% Investment Policies

■	The Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small- and mid-capitalization companies.

If the Fund changes its 80% investment policy, a notice will be sent to shareholders at least 60 days in advance of the change and this prospectus will be supplemented.

Temporary Defensive Policy

The Fund may depart from its principal investment strategy by taking temporary defensive or interim positions in response to adverse market, economic, political or other conditions. During these times, the Fund may not achieve its investment objectives .

Additional Information About the Management of the Fund

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager. The Manager may allocate the assets of the Fund among different sub-advisors. The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Fund . The Manager:

■	develops overall investment strategies for the Fund,

■	selects and changes the sub-advisor,

■	allocates assets to the sub-advisor,

■	monitors and evaluates the sub-advisor’s investment performance,

■	monitors the sub-advisor’s compliance with the Fund’s investment objectives, policies and restrictions,

■	oversees the Fund’s securities lending activities and actions taken by the securities lending agent to the extent applicable, and

■	directs the investments of the portion of Fund assets that the sub-advisor determines should be allocated to short-term investments.

The Fund’s assets are currently allocated by the Manager to one sub-advisor. The sub-advisor has full discretion to purchase and sell securities for the Fund’s assets in accordance with the Fund’s objectives, policies, restrictions and more specific strategies provided by the Manager. The Manager oversees the sub- advisor but does not reassess individual security selections made by the sub- advisor for the Fund .

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Although the Manager has no current intention to do so, the Fund’s assets may be allocated among one or more additional sub-advisors in the future by the Manager. The Fund operates in a manager-of-managers structure. The Fund and the Manager have received an exemptive order from the SEC that permits the Fund , subject to certain conditions and approval by the Board, to hire and replace sub-advisors, and materially amend agreements with sub-advisors, that are unaffiliated with the Manager without approval of the shareholders. In the future, the Fund and the Manager may rely on an SEC staff no-action letter, dated July 9, 2019, that would permit the Fund to expand its exemptive relief to hire and replace sub-advisors that are affiliated and unaffiliated with the Manager without shareholder approval, subject to approval by the Board and other conditions. The Manager has ultimate responsibility, subject to oversight by the Board, to oversee sub-advisors and recommend their hiring, termination and replacement. The SEC order also exempts the Fund from disclosing the advisory fees paid by the Fund to individual sub-advisors in a multi-manager fund in various documents filed with the SEC and provided to shareholders. In the future, the Fund may rely on the SEC staff no-action letter to expand its exemptive relief to individual sub-advisors that are affiliated with the Manager. Under that no-action letter, the fees payable to sub-advisors unaffiliated with or partially-owned by the Manager or its parent company would be aggregated, and fees payable to sub-advisors that are wholly-owned by the Manager or its parent company, if any, would be aggregated with fees payable to the Manager. Whenever a sub-advisor change is proposed in reliance on the order, in order for the change to be implemented, the Board, including a majority of its “non-interested” trustees, must approve the change. In addition, the Fund is required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor.

Additional Information About Investments

This section provides more detailed information regarding certain of the Fund’s principal investment strategies as well as information regarding the Fund’s strategy with respect to investment of cash balances.

Cash Management

To gain market exposure on cash balances held in anticipation of liquidity needs or to reduce market exposure in anticipation of liquidity needs, the Fund may utilize the following investments:

■	ETFs. The Fund may also purchase shares of ETFs. ETFs trade like a common stock and passive ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, the Fund would purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, the Fund will be subject to its ratable share of the ETF’s expenses, including its advisory and administration expenses, in addition to the Fund’s own fees and expenses.

■	Government Money Market Funds. The Fund may invest cash balances in government money market funds that are registered as investment companies under the Investment Company Act, including government money market funds that are advised by the Manager. If the Fund invests in government money market funds, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees, of the government money market funds in which the Fund invests, such as advisory fees charged by the Manager to any applicable government money market funds advised by the Manager, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. Shareholders also would be exposed to the risks associated with government money market funds and the portfolio investments of such government money market funds, including the risk that a government money market fund’s yield will be lower than the return that the Fund would have received from other investments that provide liquidity. Investments in government money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Equity Investments

The Fund’s equity investments may include:

■	Common Stock. Common stock generally takes the form of shares in a corporation which represent an equity or ownership interest. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the company’s board of directors. Returns on common stock investments consist of any dividends received plus the amount of appreciation or depreciation in the value of the stock. Common stock normally occupies the most subordinated position in an issuer’s capital structure. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. Common stock may be traded via an exchange or over-the-counter. Over-the-counter stock may be less liquid than exchange-traded stock.

Other Investment Companies Securities

The Fund , at times , may invest in shares of other investment companies, including ETFs and government money market funds. The Fund may invest in securities of an investment company advised by the Manager. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses, if applicable, are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in this Prospectus .

■	ETFs. The Fund may invest in ETFs. ETFs trade like a common stock, and passively-managed ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. ETF shares typically are purchased and redeemed through in-kind purchases and redemptions, and trade on a stock exchange at market prices, which may differ from an ETF’s NAV. Typically, the Fund would purchase passive ETF shares to obtain exposure to all or a portion of the stock market. As a shareholder of an ETF, the Fund would be subject to its ratable share of the ETF’s expenses, including its advisory and administration expenses. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies and policies but also presents some additional risks due to being exchange-traded. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

■	Government Money Market Funds. The Fund can invest free cash balances in registered open-end investment companies regulated as government money market funds under the Investment Company Act to provide liquidity or for defensive purposes. The Fund could invest in government money market funds rather than purchasing individual short-term investments. If the Fund invests in government money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the government money market funds in which the Fund invests, including advisory fees charged by the Manager to any applicable government money market funds advised by the Manager. Although a government money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a government money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the government money market fund has

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purchased may reduce the government money market fund’s yield and can cause the price of a government money market security to decrease. In addition, a government money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

Additional Information About Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. The following section provides additional information regarding the Fund’s principal risk factors in light of its principal investment strategies. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Cybersecurity and Operational Risk
Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund, its service providers, and third-party fund distribution platforms, as well as the ability of shareholders to transact with the Fund and result in financial losses . Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. A cybersecurity incident could, among other things, result in the loss or theft of shareholder data or funds, shareholders or service providers being unable to access electronic systems (also known as “denial of services”), loss or theft of proprietary information or corporate data, the inability to process Fund transactions, interference with the Fund’s ability to calculate its NAV, impediments to trading, physical damage to a computer or network system, or remediation costs associated with system repairs. The occurrence of any of these problems could result in a loss of information, violations of applicable privacy and other laws, regulatory scrutiny, penalties, fines, reputational damage, additional compliance requirements, and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager, other Fund service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Recent geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. The Fund cannot control the cybersecurity plans and systems of its service providers, its counterparties or the issuers of securities in which the Fund invests. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Equity Investments Risk
Equity securities are subject to investment risk and market risk. The Fund may invest in the following equity securities, which may expose the Fund to the following additional risks:

■	Common Stock Risk. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. In the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay common stockholders after payments, if any, to bondholders and preferred stockholders have been made.

Focused Holdings Risk
Because the Fund may have a focused portfolio of fewer companies, the increase or decrease of the value of a single stock may have a greater impact on the Fund’s NAV and total return when compared to other funds. Although a focused portfolio has the potential to generate attractive returns over time, it also may increase the Fund’s volatility.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund should not be relied upon as a complete investment program. The share price of the Fund fluctuates, which means that when you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer’s securities to fall. An individual security may be more volatile, and may perform differently, than the market as a whole.

Large-Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market, in some cases for extended periods of time, because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes, and, at times, such companies may be out of favor with investors. Large market capitalization companies generally are expected to be less volatile than companies with smaller market capitalizations. However, large market capitalization companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion, and may instead focus their competitive efforts on maintaining or expanding their market share.

Liquidity Risk
The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability, be subject to restrictions on sale, be difficult or impossible to purchase or sell at favorable times or prices or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. Market prices for such instruments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. When there is little or no active trading market for specific types of securities, it can become more difficult to purchase or sell the securities at or near their perceived value. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which

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could have a negative effect on Fund management or performance. An inability to sell a portfolio position can adversely affect the Fund’s NAV or prevent the Fund from being able to take advantage of other investment opportunities. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. Unexpected redemptions or redemptions by a few large investors in the Fund may force the Fund to sell certain investments at unfavorable prices to meet redemption requests or other cash needs and may have a significant adverse effect on the Fund’s NAV per share and remaining Fund shareholders. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. For example, liquidity risk may be magnified in rising interest rate environments in the event of higher than normal redemption rates. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur. The value of a security may decline due to adverse issuer-specific conditions or general market conditions unrelated to a particular issuer, such as real or perceived adverse geopolitical, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest, currency or inflation rates, lack of liquidity in the markets, public perceptions concerning these developments or adverse market sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity, which may adversely affect the value of your investment. Such market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, a reduction in the willingness and ability of some lenders to extend credit, difficulties for some borrowers in obtaining financing on attractive terms, if at all, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to sell investments at an inopportune time to meet redemption requests by shareholders and may increase the Fund’s portfolio turnover, which could increase the costs that the Fund incurs and lower the Fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

■	Recent Market Events Risk . An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in December 2019 and has subsequently spread globally. The impact of the outbreak has been rapidly evolving, and the transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, supply chains and customer activity, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, enhanced health screenings at ports of entry and elsewhere, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, reductions and other changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The current pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty and further developments could result in additional disruptions and uncertainty. These impacts have caused significant volatility in global financial markets, which have caused and may continue to cause losses for investors. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons. Although promising vaccines have been released, it may be many months before vaccinations are sufficiently widespread in many countries to allow the restoration of full economic activity. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased.
The U.S. Federal Reserve has taken numerous measures to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate and the introduction of several credit and liquidity facilities, and the U.S. federal government has taken steps to stimulate the U.S. economy, including adopting stimulus packages targeted at large parts of the economy. The ultimate effects of these and other efforts that may be taken may not be known for some time, and it is not known whether and to what extent they will be successful. In addition, COVID-19 has caused and may continue to cause employees and vendors at various businesses, including the Manager and other service providers, to work at external locations, and could

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cause extensive medical absences. Not all events that could affect the business of the Manager, or other service providers can be determined and addressed in advance. The impact of COVID-19 and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. The impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems.
The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through short-term money markets. However, the Federal Reserve recently began to reduce its interventions as the economy improved and inflation accelerated. Concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown as a result. Over the past several years, the United States has moved away from tighter legislation and regulation impacting businesses and the financial services industry. There is a potential for materially increased regulation in the future, as well as higher taxes or taxes restructured to incentivize different activities. These changes, should they occur, may impose added costs on the Fund and its service providers, and affect the businesses of various portfolio companies, in ways that cannot necessarily be foreseen at the present time. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there may be an increase in public debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons. Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. The U.S. Federal Reserve has started to raise interest rates, in part to address an increase in the annual inflation rate in the U.S. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives or their alteration or cessation. Slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions, war, or open conflict between nations, such as between Russia and Ukraine, or political or economic dysfunction within some nations that are global economic powers or major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. The full impact of Brexit and the nature of the future relationship between the United Kingdom and the European Union remains uncertain. The United Kingdom and the European Union reached a trade agreement on December 31, 2020, which became effective on May 1, 2021 after being ratified by all applicable United Kingdom and European Union governmental bodies. The period following the United Kingdom’s withdrawal from the European Union is expected to be one of significant political and economic uncertainty particularly until the United Kingdom government and European Union member states agree and implement the terms of the United Kingdom’s future relationship with the European Union. Brexit may create additional economic stresses for the United Kingdom, which may include causing a contraction of the United Kingdom economy and price volatility in United Kingdom stocks, decreased trade, capital outflows, devaluation of pounds sterling, and wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. The Fund may be negatively impacted by changes in law and tax treatment resulting from or following Brexit. Until the economic effects of Brexit become clearer, and while a period of political, regulatory and commercial uncertainty continues, there remains a risk that Brexit may negatively impact the value of investments held by the Fund.
Russia’s military invasion of Ukraine beginning in February 2022, the responses and sanctions by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that provide military or economic support to Russia. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s investments. The extent and duration of military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict. These events have resulted in, and could continue to result in, significant market disruptions, including in certain industries or sectors such as the oil and natural gas markets, and may further strain global supply chains and negatively affect inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion.
Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Impacts from climate change may include significant risks to global financial assets and economic growth. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. These losses could adversely affect, among others, corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities.

Micro-Capitalization Companies Risk
Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations, sometimes rapidly and unpredictably, because their earnings and revenues tend to be less predictable. In addition, some companies may experience significant losses. Since micro-capitalization companies may not have an operating history, product lines, or financial resources, their share prices also tend to be more volatile and their markets less liquid than companies with larger market capitalizations, and they can be sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Micro-capitalization companies face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Mid-Capitalization Companies Risk
Investments in mid-capitalization companies generally involve greater risks and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investments in larger, more established companies. Mid-capitalization companies often have narrower commercial markets and more

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limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-capitalization companies may have less market liquidity than large-capitalization companies, and they can be sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings.

Other Investment Companies Risk
To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses. If the Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment may decline, adversely affecting the Fund’s performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

■	ETFs. Because ETFs are listed on an exchange, they may be subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of that index and may not be permitted to sell poorly performing stocks that are included in its index. An actively-managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. Future legislative or regulatory changes, including changes in taxation, could impact the operation of ETFs.

■	Government Money Market Funds Risk . Investments in government money market funds are subject to interest rate risk, credit risk, and market risk.

Securities Lending Risk
The Fund may lend its portfolio securities to brokers, dealers and financial institutions in order to obtain additional income. Borrowers of the Fund’s securities provide collateral either in the form of cash, which the Fund reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated government money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. The Fund could also lose money due to a decline in the value of non-cash collateral. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, the Fund could incur delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of the Fund’s collateral is inadequate. Although the Fund’s securities lending agent may indemnify the Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income” (as described under “Distributions and Taxes – Taxes” below).

Securities Selection Risk
Securities selected for the Fund may decline substantially in value or may not perform to expectations. Judgments about the attractiveness, value and anticipated price movements of a security or asset class may be incorrect, and there is no guarantee that securities will perform as anticipated. The value of a security can be more or less volatile than the market as a whole or the Fund ‘s relative value approach may fail to produce the intended results. The assessment of relative value may be wrong or even if the assessment of relative value is correct, it may take a long period of time before the price and intrinsic value of an investment converge. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Small Capitalization Companies Risk
Investments in small-capitalization companies generally involve greater risks and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investments in larger capitalization and more established companies. Small-capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance of small-capitalization companies can be more volatile and these companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small-capitalization companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings.

Value Stocks Risk
Investments in value stocks are subject to the risk that their intrinsic or full value may never be realized by the market, that a stock judged to be undervalued may be appropriately priced, or that their prices may decline. This may result in the value stocks’ prices remaining undervalued for extended periods of time and they may not ever realize their intrinsic or full value. While the Fund’s investments in value stocks seek to limit potential downside price risk over time, value stock prices still may decline substantially. In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s performance also may be affected adversely if value stocks become unpopular with, or lose favor among, investors. The Fund’s value style could cause it to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Additional Information About Performance Benchmarks

The performance of the Fund is compared to a broad-based market index. Set forth below is additional information regarding the index to which the Fund’s performance is compared.

The Fund’s performance is compared to the Russell 2500™ Value Index, and secondarily to the Russell 2500™ Index.

■	The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the US equity universe. It includes those Russell 2500™ companies that are considered more value oriented relative to the overall market as defined by Russell’s style methodology. The Russell 2500™

Prospectus – Additional Information About the Fund11

Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics.

■	The Russell 2500™ Index is an unmanaged index that measures the performance of the small to mid-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,500 of the smallest securities based on a combination of their market capitalization and current index membership.

Notice Regarding Index Data

The Russell 2500 Value Index and the Russell 2500 Index (each an “Index”) are trademarks of Frank Russell Company (“Russell”) and have been licensed for use by American Beacon Funds. The American Beacon Shapiro SMID Cap Equity Fund is not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which a fund is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to any fund or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.

Fund Management

The Manager

AMERICAN BEACON ADVISORS, INC. (the “Manager”) serves as the Manager and administrator of the Fund . The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is an indirect wholly-owned subsidiary of Resolute Investment Holdings, LLC, which is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P.

The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment adviser under the Advisers Act. The Manager is not registered as a CPO with respect to the Fund in reliance on the delayed compliance date provided by No-Action Letter 12-38 of the Division of Swaps Dealer and Intermediary Oversight (“Division”) of the CFTC. Pursuant to this letter, the Manager is not required to register as a CPO, or rely on an exemption from registration, until six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds in the context of the CPO exclusion in CFTC Regulation 4.5. In addition, on behalf of the Fund , the Manager has filed a notice claiming the CFTC Regulation 4.5 exclusion from CPO registration under the Commodity Exchange Act. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Fund .

For the fiscal year ended June 30, 2022, the Fund paid aggregate management fees to the Manager and investment advisory fees to the sub-advisor of 0.55% of the Fund’s average daily net assets, net of any waivers and recoupments of the management fees and sub-advisor fees .

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 10% of such loan fees. The SEC has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

As of the date of this Prospectus, the Fund intends to engage in securities lending activities.

A discussion of the Board’s consideration and approval of the Management Agreement between the Funds and the Manager and the Investment Advisory Agreements among the Trust, on behalf of the Fund, the sub-advisor and the Manager is available in the Fund’s Annual Report for the fiscal year ended June 30, 2022 .

The Manager has contractually agreed to waive fees and/or reimburse expenses of the following share classes to the extent that Total Annual Fund Operating Expenses exceed a percentage of a class’ average daily net assets (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) through the later of October 31, 2024 or two years following the closing date of the reorganization of the American Beacon Mid-Cap Value Fund into the Fund as follows:

Contractual Expense Limitations

American Beacon Fund	A Class	C Class	Y Class	R6 Class	R5 Class	Investor Class
American Beacon Shapiro SMID Cap Equity Fund	1.26%	2.01%	0.96%	0.90%	0.89%	1.17%

The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund’s Board of Trustees. The Manager will itself waive fees and/or reimburse expenses of the Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Fund. The Board has approved a policy whereby the Manager may seek repayment for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.

The Sub- Advisor

Set forth below is a brief description of the sub- advisor and the portfolio managers who are jointly and primarily responsible for the day-to-day management of the Fund. The Fund’s SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Fund and their compensation.

SHAPIRO CAPITAL MANAGEMENT LLC (“Shapiro’’), 3060 Peachtree Rd NW #1555, Atlanta, GA 30305, is a professional investment advisory firm founded in 1990. As of XX XX, 2022 , Shapiro had assets under management totaling approximately $ XX billion. In April 2017, Shapiro became an indirect majority-owned subsidiary of Resolute Investment Holdings, LLC, which is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P.

12Prospectus – Fund Management

Michael A. McCarthy has served as Director of Research of the Company since 1990, and was promoted to Chief investment Officer in January of 2022. Mr. McCarthy is a Chartered Financial Analyst. From 1985 until joining Shapiro in August 1990, he was a portfolio manager at Heilweil, Hollander & Jacobs in Atlanta. In 1987, he was appointed head portfolio manager at Heilweil, Hollander & Jacobs, where he was in charge of managing approximately $125 million. Mr. McCarthy has a BS in Chemical Engineering from the New Jersey Institute of Technology and a MS in Management from the Georgia Institute of Technology.

Louis S. Shapiro has served as President and Chief Financial Officer of the Company since 1992. He holds an ABJ from the University of Georgia and was employed by Habif, Arogeti and Wynne, PC, a Public Accounting firm, from June 1990 through April 1992. Prior to his employment as an accountant, he was a stockbroker for Kidder Peabody in Atlanta.

Harry B. Shapiro has served as the firm’s Research Analyst since 2005. He holds a BBA in International Business from the University of Georgia. Prior to joining the firm, Harry Shapiro spent 15 years in the investment business at Deutsche Bank Alex Brown from 2002 to 2005, Lehman Brothers from 2001 to 2002, Bear Stearns from 1995 to 2001 and Merrill Lynch from 1990 to 1995. His responsibilities included advising institutional and high net worth clients on various issues regarding equity and fixed income portfolio management.

Valuation of Shares

The price of the Fund’s shares is based on its NAV. The Fund’s NAV per share is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV per share of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the NYSE, which is typically 4:00 p.m. Eastern Time. However, if trading on the NYSE closes at a time other than 4:00 p.m. Eastern Time, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and ETFs, are valued at the last sale price or official closing price.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. Eastern Time.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when: (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV per share, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which it invests. In addition, the Fund may invest in illiquid securities requiring these procedures.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures. You may view the Fund’s most recent NAV per share at www.americanbeaconfunds.com by clicking on ‘‘Quick Links’’ and then ‘‘Daily NAVs.’’

About Your Investment

Choosing Your Share Class

The Fund offers various classes of shares. Each share class of the Fund represents an investment in the same portfolio of securities for that Fund, but each class has its own expense structure and combination of purchase restrictions, sales charges and ongoing fees, allowing you to choose the class that best fits your situation.

Factors you should consider when choosing a class of shares include:

■	How long you expect to own the shares;

■	How much you intend to invest;

■	Total expenses associated with owning shares of each class;

■	Whether you qualify for any reduction or waiver of sales charges;

■	Whether you plan to take any distributions in the near future; and

■	Availability of share classes.

Each investor’s financial considerations are different. You should speak with your financial professional to help you decide which share class is best for you.

Prospectus – About Your Investment13

A Class Charges and Waivers

The table below shows the amount of sales charges you will pay on purchases of A Class shares of the Fund both as a percentage of offering price and as a percentage of the amount you invest. The sales charge differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. If you invest more, the sales charge will be lower.

Any applicable sales charge will be deducted directly from your investment. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the table below. Shares acquired through reinvestment of dividends or other distributions are not subject to a front-end sales charge. You may qualify for a reduced sales charge or the sales charge may be waived as described below in ‘‘A Class Sales Charge Reductions and Waivers.’’

Amount of Sale/Account Value	As a % of Offering Price	As a % of Investment	Dealer Commission as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.05%
$500,000 but less than $1 million	2.00%	2.04%	1.50%
$1 million and above	0.00%	0.00%†	‡
†	No initial sales charge applies on purchases of $1,000,000 or more. A CDSC of 0.50% of the offering price will be charged on purchases of $1,000,000 or more that are redeemed in whole or in part within eighteen (18) months of purchase.
‡	See “Dealer Concessions on A Class Purchases Without a Front-End Sales Charge.”

The Distributor retains any portion of the commissions that are not paid to financial intermediaries to solely pay distribution-related expenses. This information is available, free of charge, on the Fund’s website. Please visit www.americanbeaconfunds.com. You may also call (800) 658-5811 or consult with your financial professional.

A Class Sales Charge Reductions and Waivers

A shareholder may qualify for a waiver or reduction in sales charges under certain circumstances. To receive a waiver or reduction in your A Class sales charge, you must advise the Fund’s transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of purchase. If you, or your financial intermediary, do not let the Fund’s transfer agent know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. This information is available, free of charge, on the Fund’s website. Please visit www.americanbeaconfunds.com. You may also call (800) 658-5811 or consult with your financial professional.

Waiver of Sales Charges

There is no sales charge if you invest $1 million or more in A Class shares of the Fund .

Sales charges also may be waived for certain shareholders or transactions, such as:

■	The Manager or its affiliates;

■	Present and former directors, trustees, officers, employees of the Manager, the Manager’s parent company, and the American Beacon Funds (and their ‘‘immediate family’’ as defined in the SAI), and retirement plans established by them for their employees;

■	Registered representatives or employees of intermediaries that have selling agreements with the Fund ;

■	Shares acquired through merger or acquisition;

■	Insurance company separate accounts;

■	Employer-sponsored retirement plans;

■	Dividend reinvestment programs;

■	Purchases through certain fee-based programs under which investors pay advisory fees that may be offered through selected registered investment advisers, broker-dealers, and other financial intermediaries;

■	Shareholders that purchase the Fund through a financial intermediary that offers our A Class shares uniformly on a ‘‘no load’’ (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary’s prescribed fee schedule for purchases of fund shares;

■	Mutual fund shares exchanged from an existing position in the same fund as part of a share class conversion instituted by an intermediary; and

■	Reinvestment of proceeds within 90 days of a redemption from A Class account (see Redemption Policies for more information).

The availability of A Class shares sales charge waivers may depend upon the policies, procedures, and trading platform of your financial intermediary.

Reduced Sales Charges

Under a “Rights of Accumulation Program,” a “Letter of Intent” or through “Concurrent Purchases” you may be eligible to buy A Class shares of the Fund at the reduced sales charge rates that would apply to a larger purchase. The Fund reserves the right to modify or to cease offering these programs at any time.

This information is available, free of charge, on the Fund’s website. Please visit www.americanbeaconfunds.com. You may also call 1- (800) 658-5811 or consult with your financial professional.

Dealer Concessions on A Class Purchases Without a Front-End Sales Charge

Brokers who initiate and are responsible for purchases of $1,000,000 or more of A Class shares of the Fund may receive a dealer concession from the Fund’s Distributor of 0.50% of the offering price. If a client or broker is unable to provide account verification on purchases of $1,000,000 or more, the dealer concession will be forfeited by the broker and front-end sales loads will apply. Dealer concessions will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge or dealer concession. Dealer concessions will be paid only on eligible purchases where the applicability of the CDSC can be monitored. Purchases eligible for sales charge waivers as described under ‘‘A Class Sales Charge Reductions and Waivers’’ are not eligible for dealer concessions on purchases of $1,000,000 or more.

14Prospectus – About Your Investment

Rights of Accumulation Program

Under the Rights of Accumulation Program, you may qualify for a reduced sales charge for A Class shares by aggregating all of your investments held in certain accounts (‘’Qualified Accounts’’). The following Qualified Accounts holding any share class of the American Beacon Funds may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

■	Accounts owned by you, your spouse or your minor children under the age of 21, including trust or other fiduciary accounts in which you, your spouse or your minor children are the beneficiary;

■	UTMAs/UGMAs;

■	IRAs, including traditional, Roth, SEP and SIMPLE IRAs; and

■	Coverdell Education Savings Accounts or qualified 529 plans.

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts.

You must notify your financial intermediary, or the Fund’s transfer agent, in the case of shares held directly with the Fund , at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program. In addition, you must provide either a list of account numbers or copies of account statements verifying your qualification. You may combine the historical cost or current market value, as of the day prior to your additional American Beacon Funds’ purchase (whichever is higher) of your existing American Beacon Funds mutual fund with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and other distributions. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your financial intermediary may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current market value of your existing American Beacon Funds mutual fund investment with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify the Fund’s transfer agent at the time of purchase that a purchase qualifies for a reduced sales charge and provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, the financial intermediary or the Fund’s transfer agent will calculate the combined value of all of your Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent

If you plan to invest at least $50,000 (excluding any reinvestment of dividends and other distributions) during the next 13 months in any class of the Fund, you may qualify for a reduced sales charge for purchases of A Class shares by completing the Letter of Intent section of your account application.

A Letter of Intent indicates your intent to purchase at least $50,000 in any class of the American Beacon Funds over the next 13 months in exchange for a reduced A Class sales charge indicated on the above tables. The minimum initial investment under a Letter of Intent is $2,500. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your account. If you have purchased shares of any American Beacon mutual fund within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Concurrent Purchases

You may combine simultaneous purchases in shares of any of the American Beacon Funds to qualify for a reduced charge.

CDSC — A Class Shares

Unless a waiver applies, investors who purchase $1,000,000 or more of A Class shares of the Fund (and, thus, pay no initial sales charge) will be subject to a 0.50% CDSC if those shares are redeemed within 18 months after they are purchased. The CDSC does not apply if you are otherwise eligible to purchase A Class shares without an initial sales charge or are eligible for one of the waivers described herein or in the SAI.

CDSC — C Class Shares

If you redeem C Class shares within 12 months of purchase, you may be charged a CDSC of 1%. The CDSC generally will be deducted from your redemption proceeds. In some circumstances, you may be eligible for one of the waivers described herein or in the SAI. You must advise the transfer agent of your eligibility for a waiver when you place your redemption request.

How CDSCs will be Calculated

The amount of the CDSC will be based on the market value of the redeemed shares at the time of the redemption or the original purchase price, whichever is lower. Because of the rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the date of your purchase. The CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. A CDSC is not imposed on any increase in NAV per share over the initial purchase price or shares you received through the reinvestment of dividends or other distributions.

To keep your CDSC as low as possible, each time you place a request to sell shares, the Fund will redeem your shares in the following order:

■	shares acquired by the reinvestment of dividends or other distributions;

■	other shares that are not subject to the CDSC;

■	shares held the longest during the holding period.

Waiver of CDSCs — A and C Class Shares

A shareholder may qualify for a CDSC waiver under certain circumstances. To have your CDSC waived, you must advise the Fund’s transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of redemption. If you or your financial intermediary do not let the Fund’s transfer agent know that you are eligible for a waiver, you may not receive a waiver to which might otherwise be otherwise entitled.

The CDSC may be waived if:

Prospectus – About Your Investment15

■	The redemption is due to a shareholder’s death or post-purchase disability;

■	The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value;

■	The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to the termination of the plan or the transfer of the plan to another financial institution;

■	The redemption is for a “required minimum distribution” from a traditional IRA as determined by the Internal Revenue Service;

■	The redemption is due to involuntary redemptions by the Fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions;

■	The redemption is from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver;

■	The redemption is to return excess contributions made to a retirement plan; or

■	The redemption is to return contributions made due to a mistake of fact.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Information regarding CDSC waivers for A and C Class shares is available, free of charge, on the Fund’s website. Please visit www.americanbeaconfunds.com. You may also call 1- (800) 658-5811 or consult with your financial professional.

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges). Such intermediary-specific sales charge variations are described in Appendix A to this Prospectus, entitled “Intermediary Sales Charge Discounts, Waivers and Other Information.” Appendix A is incorporated herein by reference (is legally a part of this Prospectus).

In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders may have to purchase Fund shares through another intermediary to receive these waivers or discounts. This information is available, free of charge, on the Fund’s website. Please visit www.americanbeaconfunds.com. You may also call (800) 658-5811 or consult with your financial professional.

Conversion of C Class Shares to A Class Shares

C Class shares convert automatically into A Class shares eight (8) years after the initial date of purchase or, if you acquired your C Class shares through an exchange or conversion from another share class, eight (8) years after the date you acquired your C Class shares. When C Class shares that you acquired through a purchase or exchange convert, any other C Class shares that you purchased with reinvested dividends and distributions also will convert into A Class shares on a pro rata basis. A different holding period may also apply depending on your intermediary. Please see “Appendix A—Intermediary Sales Charge Discounts, Waivers and Other Information” in this Prospectus.

Purchase and Redemption of Shares

Eligibility

The A Class, C Class, Y Class, R5 Class, and Investor Class shares offered in this Prospectus are available to eligible investors who meet the minimum initial investment. R6 Class shares are available only to participating 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health savings plans, health savings accounts and funded welfare benefit plans (e.g., Voluntary Employees’ Beneficiary Association (VEBA) and Other Post-Employment Benefits (OPEB) plans). R6 Class shares generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Generally, R6 Class shares are not available to retail non-retirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans. American Beacon Funds do not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The Fund does not conduct operations and is not offered for purchase outside of the United States.

Subject to your eligibility, as described below, you may invest in the Fund through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators, and retirement plans. As described below, the Manager may allow certain individuals to invest directly in the Fund in its sole discretion.

If you are eligible and invest directly with the Fund, the fees and policies with respect to the Fund’s shares that are outlined in this Prospectus are set by the Fund. The Manager and the Fund are not responsible for determining the suitability of the Fund or a share class for any investor.

Because in most cases it is more advantageous for investors using an intermediary to purchase A Class shares than C Class shares for amounts of $1,000,000 or more, the Fund will decline a request to purchase C Class shares for $1,000,000 or more.

If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of the Fund . If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in the Fund through a financial intermediary should consult with their financial intermediary to ensure they obtain any proper ‘‘breakpoint’’ discount and all information regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this Prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.

Minimum Investment Amount by Share Class

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$ 250
A, Investor	$2,500	$50	$ 250
Y	$100,000	$50	None
R5	$250,000	$50	None
R6	None	$50	None

16Prospectus – About Your Investment

R6 Class shares can only be purchased through a participating retirement plan. R6 Class shares are available only to participating 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health savings plans, health savings accounts and funded welfare benefit plans (e.g., Voluntary Employees’ Beneficiary Association (VEBA) and Other Post-Employment Benefits (OPEB) plans). R6 Class shares generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Generally, R6 Class shares are not available to retail non-retirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

The Manager may allow a reasonable period of time after opening an account for a Y Class or R5 Class investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial professionals who make investments for a group of clients, the minimum initial investment can be met through aggregated purchase orders for more than one client.

Opening an Account

You may open an account through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker-dealer will normally be held in your account with that firm.

Direct mutual fund accounts are not available to new shareholders. Existing direct mutual fund account shareholders may continue to buy or sell shares through their existing direct mutual fund accounts, but will not be able to open new direct mutual fund accounts. The Manager may allow the following individuals or entities to open new direct mutual fund accounts in its sole discretion: (1) corporate accounts, (2) employees of the Manager, or its direct parent company, Resolute Investment Managers, Inc., and its affiliates and subsidiaries, (3) employees of a sub-advisor to a fund in the American Beacon Funds Complex, (4) members of the Board, (5) employees of Kelso & Company, L.P. or Estancia Capital Management, LLC, the Manager’s indirect parent companies, and (6) members of the Manager’s Board of Directors.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked for information that will allow the Fund or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, and taxpayer identification numbers on the account or other documentation. The Fund is required by law to reject your new account application if the required identifying information is not provided.

The Fund reserves the right to liquidate a shareholder’s account at the current day’s NAV per share and remit proceeds via check if the Fund or a financial institution is unable to verify the shareholder’s identity within three days of account opening.

Purchase Policies

Shares of the Fund are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by the Fund in good order prior to the Fund’s deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charges. A purchase order is considered to be received in good order when it complies with all of the Fund’s applicable policies. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business, plus any applicable sales charges. Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus and SAI.

The Fund has authorized certain third-party financial intermediaries, such as broker-dealers, insurance companies, third-party administrators and trust companies, to receive purchase and redemption orders on behalf of the Fund and to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund’s next determined NAV per share after receipt by the financial intermediary or its designee. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Fund in proper form and in a timely manner. The Fund is not responsible for the failure of a broker-dealer or financial intermediary to transmit a purchase order in proper form and in a timely manner.

Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether Fund shares are available for offer and sale in their jurisdiction. The Fund reserves the right to refuse purchases if, in the judgment of the Fund , the transaction would adversely affect the Fund and its shareholders. The Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. The Fund reserves the right to require payment by wire. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Fund will not accept ‘‘starter’’ checks, credit card checks, money orders, cashier’s checks, or third-party checks.

If your payment is not received and collected, your purchase may be cancelled and you could be liable for any losses or fees the Fund or the Manager has incurred. Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies may be withheld.

Please refer to the section titled ‘‘Frequent Trading and Market Timing’’ for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Redemption Policies

If you purchased shares of the Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of the Fund. A sale or redemption of your shares is generally taxable to you. See “Distributions and Taxes – Taxes.”

The redemption price will be the NAV per share next determined after a redemption request is received in good order, minus any applicable CDSC. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first).

Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Fund is open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check, ACH, or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.

You may, within 90 days of redemption, reinvest all or part of the proceeds of your redemption of A or C Class shares of the Fund, without incurring any applicable additional sales charge, in the same class of another American Beacon Fund, by sending a written request and a check to your financial intermediary or directly to the Fund . Reinvestment must be into the same account from which you redeemed the shares or received the distribution. Proceeds

Prospectus – About Your Investment17

from a redemption and all dividend payments and other distributions will be reinvested in the same share class from which the original redemption or distribution was made. Reinvestment will be at the NAV per share next calculated after the Fund receives your request. You must notify the Fund and your financial intermediary at the time of investment if you decide to exercise this privilege.

The Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the Fund’s investments or determination of its NAV per share is not reasonably practicable; or (iv) by order of the SEC for protection of the Fund’s shareholders.

Although the Fund intends to redeem shares by paying out available cash, cash generated by selling portfolio holdings (including cash equivalent portfolio holdings), or funds borrowed through the interfund credit facility, or from a bank line of credit, in stressed market conditions and other appropriate circumstances, the Fund reserves the right to pay the redemption price in whole or in part by borrowing funds from external parties or distributing securities or other assets held by the Fund . To the extent that the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Please refer to the section titled ‘‘Frequent Trading and Market Timing’’ for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Exchange Policies

If you purchased shares of the Fund through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for the intermediary’s policies to effect an exchange.

Shares of any class of the Fund may be exchanged for shares of the same class of another American Beacon Fund under certain limited circumstances. Since an exchange involves a concurrent redemption and purchase, please review the sections titled ‘‘Redemption Policies’’ and ‘‘Purchase Policies’’ for additional limitations that apply to redemptions and purchases. There is no front-end sales charge on exchanges between A Class shares of the Fund for A Class shares of another fund. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange to shares of another fund that has a CDSC. However, shares exchanged between funds that impose a CDSC will be charged a CDSC if redeemed within 12 months or 18 months, as applicable, of the purchase of the initial shares.

Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

If Fund shares were purchased by check, a shareholder must have owned those shares for at least ten days prior to exchanging out of the Fund and into another fund.

The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. states and Territories in which they can be legally sold. The Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. The Fund reserves the right to refuse exchange requests if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. Please refer to the section titled “Frequent Trading and Market Timing” for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Shares of any class of the Fund may be converted to shares of another class of the Fund under certain limited circumstances. For federal income tax purposes, the conversion of shares of one share class of the Fund to shares of a different share class of the Fund will not result in the realization of a capital gain or loss. However, as noted above, an exchange of shares of the Fund for shares of a different American Beacon Fund generally is considered a redemption and a concurrent purchase, respectively, and thus may result in the realization of a capital gain or loss for those purposes.

How to Purchase, Redeem or Exchange Shares

If your account is through a broker-dealer or other financial intermediary, please contact them directly to purchase, redeem or exchange shares of the Fund. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker-dealer or financial intermediary will transmit your request to the Fund and may charge you a fee for this service. The Fund will not accept a purchase order of $1,000,000 or more for C Class shares if the purchase is known to be on behalf of a single investor (not including dealer “street name” or omnibus accounts). Dealers, other financial intermediaries or fiduciaries purchasing shares for their customers are responsible for determining the suitability of a particular share class for an investor. You should include the following information with any order:

• Your name/account registration

• Your account number

• Type of transaction requested

• Fund name(s) and fund number(s)

• Dollar amount or number of shares

Transactions for direct shareholders are conducted through:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class Only)
Mail	American Beacon Funds PO Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105

Purchases by Wire:

Send a bank wire to State Street Bank and Trust Co. with these instructions:

■	ABA# 0110-0002-8; AC-9905-342-3,

18Prospectus – About Your Investment

■	Attn: American Beacon Funds,

■	the fund name and fund number, and

■	shareholder account number and registration.

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$ 250
A, Investor	$2,500	$50	$ 250
Y	$100,000	$50	None
R6	None	$50	None
R5	$250,000	$50	None

Redemption proceeds will be mailed to the account of record or transmitted to commercial bank designated on the account application form.

Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Redemption requests must also include authorized signature(s) of all persons required to sign for the account. Call 1-800-658-5811 for instructions.

To protect the Fund and your account from fraud, a Medallion signature guarantee is required for redemption orders:

■	with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or

■	for an account whose address has changed within the last 30 days if proceeds are sent by check.

The Fund only accepts Medallion signature guarantees, which may be obtained at participating banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

Payments to Financial Intermediaries

For certain share classes, the Fund and/or the Manager (and/or the Manager’s affiliates), at their own expense, may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund. To the extent that the Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, the Fund or its transfer agent. To the extent the Manager or its affiliates pay such compensation, it would likely include amounts from that party’s own resources and constitute what is sometimes referred to as ‘‘revenue sharing.’’

Compensation received by a financial intermediary from the Fund, the Manager or an affiliate of the Manager may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Fund or the Manager and/or its affiliates, and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from the Manager, its affiliates and/or the Fund , or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Prospectus.

The Fund will not make any of the payments described in this section with respect to its R6 Class shares.

Additional Payments with Respect to Y Class Shares

Y Class shares may also be available on brokerage platforms of firms that have agreements with the Fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Y Class shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.

General Policies

If a shareholder’s account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.

Share Class	Account Balance
C	$ 1,000
A, Investor	$ 2,500
Y	$25,000
R6	$0
R5	$75,000

If the account balance remains below the applicable minimum account balance after 45 days, the Fund reserves the right, upon 30 days’ advance written notice, to close the account and send the proceeds to the shareholder. The Fund reserves the authority to modify minimum account balances in its discretion.

A traditional IRA or Roth IRA invested directly will be charged an annual maintenance fee of $15.00 by the Custodian.

Prospectus – About Your Investment19

An ACH privilege allows electronic transfer from a checking or savings account into a direct account with the Fund . The ACH privilege may not be used for initial purchases but may be used for subsequent purchases and redemptions. Purchases of Fund shares by ACH are subject to a limit of $2,000 per Fund per day. The Fund reserves the right to waive such limit in its sole discretion.

ACH privileges must be requested on the account application, or may be established on an existing account by submitting a request in writing to the Fund . Validated signatures from all shareholders of record for the account are required on the written request. See details below regarding signature validations. Such privileges apply unless and until the Fund receives written instructions from all shareholders of record canceling such privileges. Changes of bank account information must also be made in writing with validated signatures. The Fund reserves the right to amend, suspend or discontinue the ACH privilege at any time without prior notice. The ACH privilege does not apply to shares held in broker “street name” accounts or in other omnibus accounts.

When a signature validation is called for, a Medallion signature guarantee or SVP stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or SVP recognized by the Securities Transfer Association. The Fund may reject a Medallion signature guarantee or SVP stamp. Shareholders should call 800-658-5811 for additional details regarding the Fund’s signature guarantee requirements.

The following policies apply to instructions you may provide to the Fund by telephone:

■	The Fund, its officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

■	The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

■	Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

The Fund reserves the right to:

■	liquidate a shareholder’s account at the current day’s NAV per share and remit proceeds via check if the Fund or a financial institution are unable to verify the shareholder’s identity within three business days of account opening,

■	seek reimbursement from the shareholder for any related loss incurred by the Fund if payment for the purchase of Fund shares by check does not clear the shareholder’s bank, and

■	reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by the Fund if funds are not received by the applicable wire deadline.

A shareholder will not be required to pay a CDSC when the registration for A Class or C Class shares is transferred to the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When A Class or C Class shares are transferred, any applicable CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

Escheatment

Please be advised that certain state escheatment laws may require the Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Fund . Many states have added ‘‘inactivity’’ or the absence of customer-initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder-initiated activity on an account for at least three (3) to five (5) years.

Depending on the laws in your jurisdiction, customer-initiated contact might be achieved by one of the following methods:

■	Send a letter to American Beacon Funds via the United States Post Office,

■	Speak to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the Fund’s secure web application,

■	Access your account through the Fund’s secure web application,

■	Cashing checks that are received and are made payable to the owner of the account.

The Fund , the Manager, and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices. Unless you hold your shares directly with the Fund, you should contact your broker-dealer, retirement plan, or other third party intermediary regarding applicable state escheatment laws.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. The completed designation form may be mailed to the below address.

Contact information:

American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643 1-800-658-5811 www.americanbeaconfunds.com

Frequent Trading and Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including: (i) the dilution of the Fund’s NAV per share, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in the Fund’s NAV per share is known as market timing. The Fund’s Board has adopted policies and procedures intended to discourage frequent trading and market timing.

20Prospectus – About Your Investment

Shareholders may transact one ‘‘round trip’’ in the Fund in any rolling 90-day period. A ‘‘round trip’’ is defined as two transactions, each in an opposite direction. A round trip may involve either (i) a purchase or exchange into the Fund followed by a redemption or exchange out of the Fund or (ii) a redemption or exchange out of the Fund followed by a purchase or exchange into the Fund. If the Manager detects that a shareholder has exceeded one round trip in the Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, may prohibit the shareholder from making further purchases of the Fund. In general, the Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder’s activity violates any policy stated in this Prospectus. Additionally, the Manager may, in its discretion, reject any purchase or exchange into the Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of the Fund or dilute the value of the Fund’s shares, including collective trading (e.g. following the advice of an investment newsletter). Such investors may be barred from future purchases of American Beacon Funds.

The round-trip limit does not apply to the following transaction types:

■	shares acquired through the reinvestment of dividends and other distributions;

■	systematic purchases and redemptions;

■	shares redeemed to return excess IRA contributions; or

■	certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the Fund’s policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Fund that they are currently unable to enforce the Fund’s policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Fund’s policies. The Fund may defer to an intermediary’s policies. For more information, please contact the financial intermediary through which you invest in the Fund .

The Manager monitors trading activity in the Fund to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary’s provision of information necessary to identify transactions by the underlying investors. The Fund has entered into agreements with the intermediaries that service the Fund’s investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Fund and to act on the Fund’s instructions to restrict transactions by investors who the Manager has identified as having violated the Fund’s policies and procedures to deter frequent trading and market timing.

Wrap programs offered by certain intermediaries may be designated ‘‘Qualified Wrap Programs’’ by the Fund based on specific criteria established by the Fund and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is a wrap program whose sponsoring intermediary: (i) certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio; (iii) provides the Manager a description of the wrap program(s); and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary’s wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client’s purchase of the Fund followed within 90 days by the intermediary’s redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to the Fund, the Manager will revoke the intermediary’s Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Fund’s frequent trading and market timing policies.

The Fund reserves the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Fund’s policies and procedures to deter frequent trading and market timing will have the intended effect or that the Manager will be able to detect frequent trading and market timing.

Distributions and Taxes

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income (“dividends”), distributions of realized net capital gains (“capital gains distributions”) and net gains from foreign currency transactions (sometimes referred to below collectively as “other distributions”) (and dividends, capital gains distributions, and other distributions are sometimes referred to below collectively as “distributions”). Different tax treatment applies to different types of distributions (as described in the table below).

The Fund does not have a fixed dividend rate nor does it guarantee that it will pay any distributions in any particular period. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the services and/or fees applicable to certain classes of shares. Distributions are paid as follows:

American Beacon Fund	Dividends Paid	Capital Gains Distributions and Other Distributions Paid
American Beacon Shapiro SMID Cap Equity Fund	Annually	Annually

Options for Receiving Dividends and Other Distributions

When you open your Fund account, you can specify on your application how you want to receive distributions. To change that option, you must notify the transfer agent. Unless you instruct otherwise in your account application, distributions payable to you by the Fund will be reinvested in additional shares of the distributing class of that Fund. There are four payment options available:

■	Reinvest All Distributions. You can elect to reinvest all distributions by the Fund in additional shares of the distributing class of that Fund.

■	Reinvest Only Some Distributions. You can elect to reinvest some types of distributions by the Fund in additional shares of the distributing class of that Fund while receiving the other types of distributions by that Fund by check or having them sent directly to your bank account by ACH (“in cash”).

■	Receive All Distributions in Cash. You can elect to receive all distributions in cash.

Prospectus – About Your Investment21

■	Reinvest Your Distributions in shares of another American Beacon Fund. You can reinvest all of your distributions by the Fund on a particular class of shares in shares of the same class of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class of the selected fund.

Distributions of Fund income are generally taxable to you regardless of the manner in which received or reinvested.

If you invest directly with the Fund, any election to receive distributions payable by check will only apply to distributions totaling $10.00 or more. Any distribution by the Fund totaling less than $10.00 will be reinvested in shares of the distributing class of that Fund and will not be paid to you by check.

If you elect to receive a distribution by check and the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for at least six months, the Fund reserves the right to reinvest the amount of your check, and to reinvest all subsequent distributions, in shares of the distributing class of that Fund at the NAV per share on the day of the reinvestment. Interest will not accrue on amounts represented by uncashed distribution or redemption checks.

Shareholders investing in the Fund through a financial intermediary should discuss their options for receiving distributions with the intermediary.

Taxes

Fund distributions are taxable to shareholders other than tax-qualified retirement plans and accounts and other tax-exempt investors. However, the portion of the Fund’s dividends derived from its investments in U.S. Government obligations, if any, is generally exempt from state and local income taxes. Fund dividends, except those that are “qualified dividend income” (as described below), are subject to federal income tax at the rates for ordinary income contained in the Internal Revenue Code. The following table outlines the typical status of transactions in taxable accounts:

Type of Transaction	Federal Tax Status
Dividends from net investment income*	Ordinary income**
Distributions of the excess of net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of net gains from certain foreign currency transactions*	Ordinary income
Distributions of the excess of net long-term capital gain over net short-term capital loss (“net capital gain”)*	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules
*	Whether reinvested or taken in cash.
**	Except for dividends that are attributable to ‘‘qualified dividend income,’’ if any.

To the extent distributions are attributable to net capital gain that a Fund recognizes they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (each, an ‘‘individual’’) (20% for individuals with taxable income exceeding certain thresholds, which are indexed for inflation annually), regardless of how long the shareholder held his or her Fund shares. A portion of the dividends a Fund pays to individuals may be QDI and thus eligible for the preferential rates mentioned above that apply to net capital gain. QDI is the aggregate of dividends a Fund receives on shares of most domestic corporations (excluding most distributions from REITs) and certain foreign corporations with respect to which a Fund satisfies certain holding period and other restrictions. To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.

A portion of the dividends a Fund pays may also be eligible for the dividends-received deduction allowed to corporations (“DRD”), subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends a Fund receives from domestic corporations only.

A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the 15% and 20% rates mentioned above.

A shareholder who wants to use an acceptable basis determination method with respect to Fund shares other than the average basis method (a Fund’s default method), must elect to do so in writing, which may be electronic. A Fund, or its administrative agent, must report to the IRS and furnish to its shareholders the basis information for dispositions of Fund shares. See “Tax Information” in the SAI for a description of the rules regarding that election and a Fund’s reporting obligation.

An individual must pay a 3.8% tax on the lesser of (1) the individual’s ‘‘net investment income,’’ which generally includes distributions a Fund pays and net gains realized on the redemption or exchange of Fund shares, or (2) the excess of the individual’s ‘‘modified adjusted gross income’’ over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.

Each year, a Fund’s shareholders will receive tax information regarding Fund distributions and dispositions of Fund shares to assist them in preparing their income tax returns.

Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Internal Revenue Code generally allows individuals and certain other non-corporate entities a deduction for 20% of (1) “qualified REIT dividends” and (2) “qualified publicly traded partnership income” (such as income from MLPs). Treasury regulations permit a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. As a result, a shareholder in a Fund will be eligible to receive the benefit of the same 20% deduction with respect to a Fund’s REIT-based dividends as is available to an investor who directly invests in REITs. There currently is no similar pass-through of the 20% deduction with respect to a RIC’s qualified publicly traded partnership income.

The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders, who should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in a Fund.

22Prospectus – About Your Investment

Additional Information

The Fund’s Board oversees generally the operations of the Fund . The Trust enters into contractual arrangements with various parties, including among others, the Fund’s manager, sub-advisor(s), custodian, transfer agent, and accountants, who provide services to the Fund . Shareholders are not parties to any such contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or create an agreement or contract between the Trust or the Fund and any investor, or to create any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Prospectus, the SAI or the Fund’s reports to shareholders is intended to provide investment advice and should not be construed as investment advice.

Distribution and Service Plans

The Fund has adopted separate Distribution Plans for their A Class and C Class shares in accordance with Rule 12b-1 under the Investment Company Act, which allows the A Class and C Class shares to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. Each Plan also authorizes the use of any fees received by the Manager in accordance with the Management Agreement, and any fees received by the sub-advisor pursuant to its Investment Advisory Agreement with the Manager, to be used for the sale and distribution of Fund shares. The Plans provide that the A Class shares of the Fund will pay up to 0.25% per annum of the average daily net assets attributable to the A Class. The C Class shares of the Fund will pay up to 1.00% per annum of the average daily net assets attributable to the C Class, to the Manager (or another entity approved by the Board). Because these fees are paid out of the Fund’s A Class and C Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund has also adopted a shareholder services plan for its A Class, C Class, and Investor Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payment of up to 0.25% of the average daily net assets attributable to the A Class and C Class shares, and up to 0.375% of the average daily net assets attributable to the Investor Class shares. In addition, the Fund may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class and R5 Class shares of the Fund . R6 Class shares will not reimburse the Manager for non-distribution shareholder services provided by financial intermediaries.

Portfolio Holdings

A complete list of holdings for the American Beacon Shapiro SMID Cap Equity Fund is made available on the Fund’s website on a quarterly basis approximately sixty days after the end of each quarter and remains available for six months thereafter.

A list of the Fund’s ten largest holdings is made available on the Funds’ website on a quarterly basis. The ten largest holdings of the Fund are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com. The Fund’s ten largest holdings may also be accessed by selecting the Fund’s fact sheet.

A description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings is available in the Fund’s SAI, which you may access on the Fund’s website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

Delivery of Documents

Summary prospectuses , Annual Shareholder Reports and Semi-Annual Shareholder Reports (“Shareholder Reports”) are available online at www.americanbeaconfunds.com/reports. If you are interested in electronic delivery of the Fund’s summary prospectuses, please go to www.americanbeaconfunds.com and click on ‘‘Quick Links’’ and then ‘‘Register for E-Delivery.’’ You can also request to receive paper Shareholder Reports by calling 1-866-345-5954 with the unique ID number that is provided in the notification you receive, or you may directly inform your financial intermediary of your wish.

To reduce expenses, your financial institution may mail only one copy of the summary prospectus and Shareholder Reports to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five fiscal years or, if shorter, the period of the Fund’s operations , as applicable. Certain information reflects financial results for a single Fund share. The total returns in the Fund’s tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). The information in the financial highlights has been derived from the Fund’s financial statements audited by XX, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Shareholder Report, which you may obtain upon request.

Prospectus – Additional Information23

American Beacon Shapiro SMID Cap Equity Fund
A Class
For a share outstanding throughout the period:	October 28, 2021A to June 30, 2022
Net asset value, beginning of period	$XX
Income (loss) from investment operations:
Net investment income	XX
Net gains (losses) on investments (both realized and unrealized)	XX
Total income (loss) from investment operations	XX
Less distributions:
Dividends from net investment income	(XX )
Distributions from net realized gains	(XX )
Total distributions	(XX )
Net asset value, end of period	$XX
Total return	XX %
Ratios and supplemental data:
Net assets, end of period	$XX
Ratios to average net assets:
Expenses, before reimbursements	XX %
Expenses, net of reimbursements	XX %
Net investment (loss), before expense reimbursements	(XX )%
Net investment income, net of reimbursements	XX %
Portfolio turnover rate	XX %
A	Commencement of operations.

24Prospectus – Additional Information

American Beacon Shapiro SMID Cap Equity Fund
C Class
For a share outstanding throughout the period:	October 28, 2021A to June 30, 2022
Net asset value, beginning of period	$XX
Income (loss) from investment operations:
Net investment income	(XX )
Net gains (losses) on investments (both realized and unrealized)	XX
Total income (loss) from investment operations	XX
Less distributions:
Dividends from net investment income	(XX )
Distributions from net realized gains	(XX )
Total distributions	(XX )
Net asset value, end of period	$XX
Total return	XX %
Ratios and supplemental data:
Net assets, end of period	$XX
Ratios to average net assets:
Expenses, before reimbursements	XX %
Expenses, net of reimbursements	XX %
Net investment (loss), before expense reimbursements	(XX )%
Net investment income, net of reimbursements	(XX )%
Portfolio turnover rate	XX %
A	Commencement of operations.

Prospectus – Additional Information25

American Beacon Shapiro SMID Cap Equity Fund
	Y Class
For a share outstanding throughout the period:	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2019	September 12, 2017A to June 30, 2018
Net asset value, beginning of period	$XX	$7.60	$9.71	$11.39	$10.00
Income (loss) from investment operations:
Net investment income	XX	0.04 B C	0.05	0.04	0.01
Net gains (losses) on investments (both realized and unrealized)	(XX )	6.12	(1.48)	(0.97)	1.38
Total income (loss) from investment operations	XX	6.16	(1.43)	(0.93)	1.39
Less distributions:
Dividends from net investment income	(XX )	(0.00) D	(0.05)	(0.04)	–
Distributions from net realized gains	(XX )	(0.13)	(0.63)	(0.71)	–
Total distributions	(XX )	(0.13)	(0.68)	(0.75)	–
Net asset value, end of period	$XX	$13.63	$7.60	$9.71	$11.39
Total returnE	XX %	81.60%	(16.21)%	(6.76)%	13.90 % F
Ratios and supplemental data:
Net assets, end of period	$XX	$8,753,769	$104,553	$398,161	$215,795
Ratios to average net assets:
Expenses, before reimbursements	XX %	2.21%	3.33%	2.87%	5.69 % G
Expenses, net of reimbursementsH	XX %	0.99%	1.00%	0.99%	0.99 % G
Net investment (loss), before expense reimbursements	XX %	(0.94)%	(1.91)%	(1.47)%	(4.47)% G
Net investment income, net of reimbursements	XX %	0.28%	0.42%	0.41%	0.22 % G
Portfolio turnover rate	XX %	64%	48%	56%	22 % I
A	Commencement of operations.
B	Net investment income includes significant dividend payment from PQ Group Holdings, Inc. amounting to $0.0412.
C	Per share amounts have been calculated using the average shares method.
D	Amount is less than $0.01 per share.
E	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
F	Not annualized.
G	Annualized.
H	Expense ratios may exceed stated expense caps in Note 2 in the Annual Shareholder Report due to security lending expenses.
I	Portfolio turnover rate is for the period from September 12, 2017 through June 30, 2018 and is not annualized.

26Prospectus – Additional Information

American Beacon Shapiro SMID Cap Equity Fund
R6 Class
For a share outstanding throughout the period:	October 28, 2021A to June 30, 2022
Net asset value, beginning of period	$XX
Income (loss) from investment operations:
Net investment income	XX
Net gains (losses) on investments (both realized and unrealized)	XX
Total income (loss) from investment operations	XX
Less distributions:
Dividends from net investment income	(XX )
Distributions from net realized gains	(XX )
Total distributions	(XX )
Net asset value, end of period	$XX
Total return	XX %
Ratios and supplemental data:
Net assets, end of period	$XX
Ratios to average net assets:
Expenses, before reimbursements	XX %
Expenses, net of reimbursements	XX %
Net investment (loss), before expense reimbursements	(XX )%
Net investment income, net of reimbursements	XX %
Portfolio turnover rate	XX %
A	Commencement of operations.

Prospectus – Additional Information27

American Beacon Shapiro SMID Cap Equity Fund
	R5 ClassA
For a share outstanding throughout the period:	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2019	September 12, 2017B to June 30, 2018
Net asset value, beginning of period	$XX	$7.62	$9.72	$11.39	$10.00
Income (loss) from investment operations:
Net investment income	XX	0.07 C	0.04	0.05	0.01
Net gains (losses) on investments (both realized and unrealized)	(XX )	6.13	(1.46)	(0.97)	1.38
Total income (loss) from investment operations	XX	6.20	(1.42)	(0.92)	1.39
Less distributions:
Dividends from net investment income	(XX )	(0.00) D	(0.05)	(0.04)	–
Distributions from net realized gains	(XX )	(0.13)	(0.63)	(0.71)	–
Total distributions	(XX )	(0.13)	(0.68)	(0.75)	–
Net asset value, end of period	$XX	$13.69	$7.62	$9.72	$11.39
Total returnE	XX %	81.91%	(16.09)%	(6.67)%	13.90 % F
Ratios and supplemental data:
Net assets, end of period	$XX	$7,711,085	$4,276,389	$5,293,291	$5,124,948
Ratios to average net assets:
Expenses, before reimbursements	XX %	2.24%	3.22%	2.84%	4.32 % G
Expenses, net of reimbursementsH	XX %	0.89%	0.90%	0.89%	0.89 % G
Net investment (loss), before expense reimbursements	XX %	(0.71)%	(1.84)%	(1.47)%	(3.34)% G
Net investment income, net of reimbursements	XX %	0.64%	0.48%	0.48%	0.08 % G
Portfolio turnover rate	XX %	64%	48%	56%	22 % I
A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Commencement of operations.
C	Net investment income includes significant dividend payment from PQ Group Holdings, Inc. amounting to $0.0223.
D	Amount represents less than $0.01 per share.
E	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
F	Not annualized.
G	Annualized.
H	Expense ratios may exceed stated expense caps in Note 2 in the Annual Shareholder Report due to security lending expenses.
I	Portfolio turnover rate is for the period from September 12, 2017 through June 30, 2018 and is not annualized.

28Prospectus – Additional Information

American Beacon Shapiro SMID Cap Equity Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2019	September 12, 2017A to June 30, 2018
Net asset value, beginning of period	$XX	$7.53	$9.65	$11.36	$10.00
Income (loss) from investment operations:
Net investment income (loss)	XX	0.05 B	0.01	0.04	(0.01)
Net gains (losses) on investments (both realized and unrealized)	(XX )	6.03	(1.45)	(1.00)	1.37
Total income (loss) from investment operations	XX	6.08	(1.44)	(0.96)	1.36
Less distributions:
Dividends from net investment income	(XX )	(0.00) C	(0.05)	(0.04)	–
Distributions from net realized gains	(XX )	(0.13)	(0.63)	(0.71)	–
Total distributions	(XX )	(0.13)	(0.68)	(0.75)	–
Net asset value, end of period	$XX	$13.48	$7.53	$9.65	$11.36
Total returnD	XX %	81.29%	(16.43)%	(7.06)%	13.60 % E
Ratios and supplemental data:
Net assets, end of period	$XX	$3,586,842	$913,709	$1,119,472	$352,882
Ratios to average net assets:
Expenses, before reimbursements	XX %	2.59%	3.86%	3.87%	6.12 % F
Expenses, net of reimbursementsG	XX %	1.20%	1.28%	1.27%	1.27 % F
Net investment (loss), before expense reimbursements	XX %	(1.14)%	(2.49)%	(2.44)%	(5.09)% F
Net investment income (loss), net of reimbursements	XX %	0.25%	0.09%	0.16%	(0.24)% F
Portfolio turnover rate	XX %	64%	48%	56%	22 % H
A	Commencement of operations.
B	Net investment income includes significant dividend payment from PQ Group Holdings, Inc. amounting to $0.0339.
C	Amount represents less than $0.01 per share.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
E	Not annualized.
F	Annualized.
G	Expense ratios may exceed stated expense caps in Note 2 in the Annual Shareholder Report due to security lending expenses.
H	Portfolio turnover rate is for the period from September 12, 2017 through June 30, 2018 and is not annualized.

Prospectus – Additional Information29

Additional Information

Additional information about the Fund is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Fund’s website at www.americanbeaconfunds.com.

Annual Shareholder Report/Semi-Annual Shareholder Report

The Fund’s Annual and Semi-Annual Shareholder Reports list the Fund’s actual investments as of the report’s date. They also include a discussion by the Manager of market conditions and investment strategies that significantly affected the Fund’s performance. The report of the Fund’s independent registered public accounting firm is included in the Annual Shareholder Report.

SAI

The SAI contains more details about the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference (it is legally part of this Prospectus). A current SAI is on file with the SEC.

Appendix A to the Prospectus – Intermediary Sales Charge Discounts, Waivers and Other Information

Appendix A contains more information about specific sales charge discounts and waivers available for shareholders who purchase Fund shares through a specific financial intermediary. Appendix A is incorporated herein by reference (is legally a part of this Prospectus).

To obtain more information about the Fund or to request a copy of the documents listed above:

By Telephone:	Call 1-800-658-5811
By Mail:	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643
By E-mail:	americanbeaconfunds@ambeacon.com
On the Internet:	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The SAI and other information about the Fund may also be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

American Beacon is a registered service mark of American Beacon Advisors, Inc. The American Beacon Funds and American Beacon Shapiro SMID Cap Equity Fund are service marks of American Beacon Advisors, Inc.

SEC File Number 811-04984

Appendix A

INTERMEDIARY SALES CHARGE DISCOUNTS, WAIVERS AND OTHER INFORMATION

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive any applicable waivers or discounts. Please see the section entitled “Choosing Your Share Class” for more information on sales charges and waivers available for different classes.

The information in this Appendix is part of, and incorporated into, the Fund’s prospectus.

Appendix A: Ameriprise Financial

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

■	Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

■	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

■	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Appendix A: Baird

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund

■	Shares purchased by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

■	A shareholder in the Fund’s Investor C shares will have their share converted at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

■	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

■	Shares sold due to death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

■	Shares bought due to returns of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus

■	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

■	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

■	Breakpoints as described in this prospectus

■	Rights of accumulation which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

■	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time

Prospectus – AppendixA-1

Appendix A: Janney Montgomery Scott

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

■	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

■	Shares acquired through a right of reinstatement.

■	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

■	Shares sold upon the death or disability of the shareholder.

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

■	Shares purchased in connection with a return of excess contributions from an IRA account.

■	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s Prospectus.

■	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

■	Shares acquired through a right of reinstatement.

■	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s Prospectus.

■	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”

Appendix A: Merrill Lynch

A CLASS AND C CLASS PURCHASES THROUGH MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in a Fund’s prospectus or SAI.

Front-end Sales Load Waivers on A Class Shares available at Merrill Lynch

■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission- based brokerage account and shares are held for the benefit of the plan.

■	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

■	Shares purchased through a Merrill Lynch affiliated investment advisory program.

■	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform.

■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable).

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

■	Shares exchanged from C Class (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

■	Directors or Trustees of a Fund, and employees of a Fund’s investment adviser or any of its affiliates, as described in this Prospectus.

■	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A Class and C Class Shares available at Merrill Lynch

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

A-2Prospectus – Appendix

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

■	Shares acquired through a right of reinstatement

■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A Class and C Class shares only)

■	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in this prospectus.

■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Appendix A: Morgan Stanley

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

■	Shares purchased through a Morgan Stanley self-directed brokerage account

■	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Appendix A: Oppenheimer & Co. Inc. (“OPCO”)

Effective February 26, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by or through a 529 Plan

■	Shares purchased through an OPCO affiliated investment advisory program

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

■	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

■	Employees and registered representatives of OPCO or its affiliates and their family members

■	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the prospectus

■	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

■	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in this prospectus.

Prospectus – AppendixA-3

■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Appendix A: Raymond James

Shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Raymond James

■	Shares purchased in an investment advisory program.

■	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

■	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

■	Death or disability of the shareholder.

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

■	Return of excess contributions from an IRA Account.

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

■	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in this Prospectus.

■	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Appendix A: Wells Fargo

Effective June 30, 2020, C Class shares will convert automatically into A Class shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or the financial intermediary through which a shareholder purchased C Class shares has records verifying that the C Class shares have been held for at least eight years. The first conversion of C Class to A Class shares under this new policy would take place on July 25, 2020 for all C Class shares that were held for more than eight years as of June 30, 2020.

A-4Prospectus – Appendix

Appendix B

GLOSSARY

Act	Tax Cuts and Jobs Act enacted in December 2017
ADRs	American Depositary Receipts
Advisers Act	Investment Advisers Act of 1940, as amended
American Beacon or Manager	American Beacon Advisors, Inc.
BDCs	Business Development Companies
Beacon Funds	American Beacon Funds
Board	Board of Trustees
Brexit	The United Kingdom’s departure from the European Union
CFTC	U.S. Commodity Futures Trading Commission
CPO	Commodity Pool Operator
Denial of Services	A cybersecurity incident that results in customers or employees being unable to access electronic systems
Dividends	Distributions of most or all of a Fund’s net investment income
DRD	Dividends-received deduction
Equity REIT	Income producing real estate that are owned and often operated by a REIT
ETF	Exchange-Traded Fund
EU	European Union
Forwards	Forward Currency Contracts
Hybrid REIT	The combination of equity REITs and mortgage REITs
Internal Revenue Code	Internal Revenue Code of 1986, as amended
Investment Company Act	Investment Company Act of 1940, as amended
IPO	Initial Public Offering
IRA	Individual Retirement Account
IRS	Internal Revenue Service
Junk Bonds	High-yield, non-investment grade bonds
LIBOR	ICE LIBOR
LOI	Letter of Intent
Management Agreement	A Fund’s Management Agreement with the Manager
MLP	Master Limited Partnership
Moody’s	Moody’s Investors Service, Inc.
Mortgage REIT	Mortgage secured by loans on income producing real estate
NAV	Fund’s net asset value
NDF	Non-deliverable foreign currency forward contract
NDO	Non-deliverable option
NYSE	New York Stock Exchange
Other Distributions	Distributions of net gains from foreign currency transactions
OTC	Over-the-Counter
QDI	Qualified Dividend Income
REIT	Real Estate Investment Trust
S&P Global	S&P Global Ratings
SAI	Statement of Additional Information
SEC	U.S. Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
SPACs	Special Purpose Acquisition Companies
State Street	State Street Bank and Trust Company
SVP	Signature Validation Program
Trust	American Beacon Funds
UGMA	Uniform gifts to minor

Prospectus – AppendixB-1

UK	United Kingdom
UTMA	Uniform transfers to minor

B-2Prospectus – Appendix

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Statement of Additional Information

XX XX, 2022

Ticker
Share Class	A	C	Y	R6	R5	Investor
American Beacon Shapiro SMID Cap Equity Fund	SHEAX	SHDCX	SHDYX	SHDRX	SHDIX	SHDPX

This Statement of Additional Information (“SAI”) should be read in conjunction with the prospectus dated XX XX, 2022 (the “Prospectus”) for the American Beacon Shapiro SMID Cap Equity Fund ( the “Fund”), a separate series of American Beacon Funds, a Massachusetts business trust. Copies of the Prospectus may be obtained without charge by calling (800) 658-5811. You also may obtain copies of the Prospectus without charge by visiting the Fund’s website at www.americanbeaconfunds.com. This SAI is incorporated by reference into the Fund’s Prospectus. In other words, it is legally a part of the Prospectus. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the current Prospectus. Capitalized terms in this SAI have the same definition as in the Prospectus, unless otherwise defined. Capitalized terms that are not otherwise defined in this SAI or the Prospectus are defined in Appendix D.

The Fund’s Annual Shareholder Report for the fiscal year ended June 30, 2022 and the financial statements and accompanying notes appearing therein are incorporated by reference into this SAI. Copies of the Fund’s Annual and Semi-Annual Shareholder Reports may be obtained, without charge, upon request by calling (800) 658-5811 or visiting www.americanbeaconfunds.com.

ORGANIZATION AND HISTORY OF THE FUND

The Fund is a separate series of the American Beacon Funds, an open-end management investment company organized as a Massachusetts business trust on January 16, 1987. The Fund constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy. The Fund is diversified as that term is defined by the Investment Company Act. The Fund is comprised of multiple classes of shares designed to meet the needs of different groups of investors. This SAI relates to the A Class, C Class, Y Class, R6 Class, R5 Class, and Investor Class shares of the Fund. Prior to February 28, 2020, the R5 Class shares were known as the Institutional Class shares.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

The Fund’s investment objective, principal investment strategies, and risks are described in the Prospectus. This section contains additional information about the Fund’s investment policies and risks and types of investments the Fund may purchase. The composition of the Fund’s portfolio and the strategies that the Fund may use in selecting investments may vary over time. The Fund is not required to use all of the investment strategies described below in pursuing its investment objective . It may use some of the investment strategies only at some times or it may not use them at all. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund .

Borrowing Risk — The Fund may borrow money in an amount up to one-third of its total assets (including the amount borrowed) from banks and other financial institutions. The Fund may borrow for temporary purposes. Borrowing may exaggerate changes in the Fund’s NAV and in its total return. Interest expense and other fees associated with borrowing may impact the Fund’s expenses and reduce its returns.

Cash Equivalents and Other Short-Term Investments — Cash equivalents and other short-term investments in which the Fund may invest include the investments set forth below. Certain of these investments are issued by and provide exposure to banks. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

■	Bankers’ acceptances. Bankers’ acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Most acceptances have maturities of six months or less. Bankers’ acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank.

■	Bearer deposit notes. Bearer deposit notes, or bearer bonds, are bonds or debt securities that entitle the holder of the document to ownership or title in the deposit. Such notes are typically unregistered, and whoever physically holds the bond is presumed to be the owner of the instrument. Recovery of the value of a bearer bond in the event of its loss or destruction usually is impossible. Interest is typically paid upon presentment of an interest coupon for payment.

■	CDs. CDs are negotiable certificates issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies) for a definite period of time and earning a specified rate of return. U.S. dollar denominated CDs issued by banks abroad are known as Eurodollar CDs. CDs issued by foreign branches of U.S. banks are known as Yankee CDs.

■	Government obligations. Government obligations may include U.S. Treasury securities, Treasury inflation-protected securities, and other debt instruments backed by the full faith and credit of the United States, or debt obligations of U.S. Government-sponsored entities.

■	Government money market funds. The Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act, including money market funds that are advised by the Manager. Money market funds invest in highly-liquid, short-term instruments, which include cash and cash equivalents, and debt securities with high credit ratings and short-term maturities, such as U.S. Treasuries. A “government money market fund” is required to invest at least 99.5% of its total assets in cash, U.S. government securities, and/or repurchase agreements that are fully collateralized by government securities or cash. Government securities include any security issued or guaranteed as to principal or interest by the U.S. government and its agencies or instrumentalities. By investing in a money market fund, the Fund becomes a shareholder of that money market fund. As a result, Fund shareholders indirectly bear their proportionate share of the expenses of the money market funds in which the Fund invests in addition to any fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations . These expenses may include, for example, advisory and administrative fees, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager. These other fees and expenses are reflected in the Fees and Expenses Table for the Fund in its Prospectus, if applicable . Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including that a money market fund’s yield will be lower than the return that the Fund would have derived from other investments that would provide liquidity. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased can cause the price of a money market security to decrease and may reduce the money market fund’s yield. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Factors that could adversely affect the value of a money market fund’s shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a money market fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. There can be no assurance that a money market fund will maintain a $1.00 per share net asset value (“NAV”) at all times. The failure of an unrelated money market fund to maintain a stable NAV could create a widespread risk of increased redemption pressures on all money market funds, potentially jeopardizing the stability of their NAVs. Certain money market funds have in the past failed to maintain stable NAVs, and there can be no assurance that such failures and resulting redemption pressures will not impact money market funds in the future. Certain money market funds may impose a fee upon sale of shares or may temporarily suspend the ability to sell shares of the money market fund if the money market fund’s liquidity falls below required minimums because of market conditions or other factors, at the determination of the money market fund’s board. Such a determination may conflict with the interest of the Fund. Government money market funds are generally not permitted to impose liquidity fees or temporarily suspend redemptions. However, government money market funds typically offer materially lower yields than other money market funds. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds. In 2020, the SEC adopted revisions to the rules permitting funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to fund-of-funds arrangements. While Rule 12d1-4 permits more types of fund of fund arrangements without an exemptive order, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. In 2021, the SEC proposed amendments to the regulation of certain types of money market funds that if adopted as proposed would, among other things, increase daily and weekly liquid asset requirements, remove liquidity fees and redemption gate provisions and require institutional prime money market funds to use swing pricing. There can be no assurance that the Fund’s investments in money market funds are not adversely affected by reforms to money market regulation that may be adopted by the SEC or other regulatory authorities. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency.

■	Time deposits. Time deposits, also referred to as “fixed time deposits,” are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a time deposit to a third party, although there is no market for such deposits.

Corporate Actions — From time to time, the Fund may voluntarily participate in corporate actions (for example, acquisitions, mergers, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as the Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Corporate Actions”). Notwithstanding any percentage investment limitation listed under the “Investment Restrictions” section or any percentage investment limitation of the Investment Company Act or rules thereunder, if the Fund has the opportunity to acquire a permitted security or instrument through a Corporate Action, and by doing so, the Fund would exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the Corporate Action, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Cybersecurity and Operational Risk — With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund , and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, stealing or corrupting data maintained online or digitally (e.g., through “hacking ,” computer viruses or other malicious software coding), the theft and holding for ransom of proprietary or confidential information or data, (sometimes referred to as “ransomware” attacks), denial of service attacks on websites, “phishing” attempts and other social engineering techniques aimed at personnel or systems, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund or the Manager, the sub-advisor, the custodian, the transfer agent, intermediaries and other third-party service providers may adversely impact the Fund . For instance, cyber-attacks may interfere with the processing of shareholder transactions, result in the loss or theft of shareholder data or funds, impact the Fund’s ability to calculate NAV per share, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. A cyber-attack may also result in shareholders or service providers being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. The Fund may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issuers or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. Adverse consequences also could result from cybersecurity incidents affecting counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. The Fund’s service providers also may be negatively impacted due to operational risks arising from non-cybersecurity related factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions, changes in personnel, and errors caused by Fund service providers or counterparties.

In addition, other events or circumstances — whether foreseeable, unforeseeable, or beyond our control, such as acts of war, other conflicts, terrorism, natural disaster, widespread disease, pandemic or other public health crises may result in, among other things, quarantines and travel restrictions, workforce displacement and loss or reduction in Personnel and other resources. In the above circumstances, the Funds and the Service Providers’ operations may be significantly impacted, or even temporarily halted. The Funds’ securities market counterparties or vendors may face the same or similar systems failure, cybersecurity breaches and other business disruptions risks.

Any of these results could have a substantial adverse impact on the Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and service providers could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause the Fund or a service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the Fund or Fund service provider violated privacy and other laws. There are inherent limitations in risk management systems that seek to reduce the risks associated with cybersecurity and business continuity plans in the event there is a cybersecurity breach, including the possibility that certain risks may not have been adequately identified or prepared for , in large part because different or unknown threats may emerge in the future. Furthermore, the Fund does not control the cybersecurity systems and plans of the issuers of securities in which the Fund invests, third party service providers, trading counterparties or any other service providers whose operations may affect the Fund or its shareholders . The widespread use of work-from-home arrangements, such as during the COVID-19 pandemic, may increase operational and information security risks .

Equity Investments — The Fund may invest in the following equity securities:

■	Common Stock. Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or traded over-the-counter. OTC stock may be less liquid than exchange-traded stock.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Illiquid and Restricted Securities — Generally, an illiquid asset is an asset that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days.

Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Such securities include those sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act, and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act (“Section 4(a)(2) securities”). Such securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. Rule 144A under the Securities Act is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers are uninterested in purchasing restricted securities, the Fund’s investment in such securities could have the effect of reducing the Fund’s liquidity. A determination could be made that certain securities qualified for trading under Rule 144A are liquid. In addition to Rule 144A, Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity. In addition, the Fund may get only limited information about an issuer of such a security, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Fund’s NAV.

Interfund Lending — Pursuant to an order issued by the SEC, the Fund may participate in a credit facility whereby the Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other funds under the Manager’s management for temporary purposes. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting departments, who report on credit facility activities to the Board. The credit facility can provide a borrowing fund with savings at times when the cash position of the Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and the Fund has insufficient cash on hand to satisfy such redemptions, or when sales of securities do not settle as expected, resulting in a cash shortfall for the Fund. When the Fund liquidates portfolio securities to meet redemption requests, it often does not receive payment in settlement for up to two days (or longer for certain foreign transactions). However, redemption requests normally are satisfied the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. Although the credit facility may reduce the Fund’s need to borrow from banks, the Fund remains free to establish and utilize lines of credit or other borrowing arrangements with banks.

Issuer Risk — The value of an investment may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large-Capitalization Companies Risk — The securities of large market capitalization companies may underperform other segments of the market, in some cases for extended periods of time. Such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes, and, at times, such companies may be out of favor with investors. Large market capitalization companies generally are expected to be less volatile than companies with smaller market capitalizations. However, large market capitalization companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion, and may instead focus their competitive efforts on maintaining or expanding their market share.

Liquidity Risk — Liquidity risk is the risk that the Fund may not be able to dispose of securities or close out derivatives transactions readily at a favorable time or prices (or at all) or at prices approximating those at which the Fund currently values them. Liquidity risk may arise because of, for example, a lack of marketability of the investment. A decrease in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. For example, certain investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Changing regulatory, market or other conditions or environments (for example, interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund’s investments. Additionally, the market-making capacity of dealers has been reduced, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. As a result, the Fund, when seeking to sell its portfolio investments, could find that selling is more difficult than anticipated, especially during times of high market volatility. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for the Fund to value illiquid securities accurately. Governments and their regulatory agencies and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable and could affect the Fund’s ability to sell these instruments. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities. The Fund may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Fund. In some cases, due to unanticipated levels of illiquidity the Fund may choose to meet its redemption obligations wholly or in part by distributions of assets in-kind. During periods of market illiquidity or volatility, the Fund may have to accept a lower selling price for a holding, sell other investments that it might otherwise prefer to hold, or forego another more appealing investment opportunity.

Micro-Capitalization Companies Risk — Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations, sometimes rapidly and unpredictably, because their earnings and revenues tend to be less predictable. In addition, some companies may experience significant losses. Since micro-capitalization companies may not have an operating history, product lines, or financial resources, their share prices also tend to be more volatile and their markets less liquid than companies with larger market capitalizations, and they can be sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Micro-capitalization companies face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Mid-Capitalization Companies Risk — Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in more established companies with larger capitalization. Since mid-capitalization companies may have limited operating history, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Other Investment Company Securities and Exchange-Traded Products — Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. The Fund may invest in investment company securities advised by the Manager, and shareholders could pay fees charged by the Manager to such investment company. The Fund’s investment in securities of other investment companies, except for money market funds, is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate. However, currently the Fund may exceed these limits when investing in shares of an ETF or other investment company subject to a statutory exemption or to the terms and conditions of an exemptive order from the SEC obtained by the ETF or other investment company that permits an investing fund, such as the Fund, to invest in the ETF or other investment company in excess of the limits described above. Rule 12d1-4 under the Investment Company Act and revisions to other rules permitting funds to invest in other investment companies, which are intended to streamline and enhance the regulatory framework applicable to fund of funds arrangements , took effect on January 19, 2022. While Rule 12d1-4 permits more types of fund of fund arrangements without an exemptive order, and supersedes many prior exemptive orders, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

The Fund at times may invest in shares of other investment companies and exchange-traded products, which, in addition to the general risks of investments in other investment companies described above, include the following risks:

■	ETFs. The Fund may purchase shares of ETFs. ETFs trade like a common stock and passive ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, the Fund would purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, the Fund would be subject to its ratable share of the ETF’s expenses, including its advisory and administration expenses. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF decline in value. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount or premium to their NAV per share; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

■	Money Market Funds. The Fund can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. The Fund would invest in money market funds rather than purchasing individual short-term investments. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund, or impose a fee of up to 2% on amounts redeemed from the money market fund.

Small-Capitalization Companies Risk — Investing in the securities of small-capitalization companies involves greater risk and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources. The securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in overall economic conditions, interest rates, borrowing costs and earnings.

Value Companies Risk — Value companies are subject to the risk that their intrinsic or full value may never be realized by the market, that a stock judged to be undervalued may be appropriately priced, or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s investments in value stocks may underperform growth or non-value stocks that have a broader investment style.

OTHER INVESTMENT STRATEGIES AND RISKS

In addition to the investment strategies and risks described in the Prospectus , the Fund may (except where otherwise indicated):

1	Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated amount of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

2	Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act, or exemptive relief granted by the SEC.

3	Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33¹/3% of its total assets (including the market value of collateral received). For purposes of complying with the Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law.

4	Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by the Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager or the sub- advisor , as applicable, attempts to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

5	Purchase securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act. The Fund will not invest more than 15% of its net assets in Section 4(a)(2) securities and illiquid securities unless the Manager or the sub-advisor, as applicable, determines that any Section 4(a)(2) securities held by the Fund in excess of this level are liquid.

INVESTMENT RESTRICTIONS

Fundamental Policies. The Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

The Fund has no current intention to convert to a master-feeder structure, as permitted by the foregoing policy.

Fundamental Investment Restrictions. The following discusses the investment policies of the Fund.

The following restrictions have been adopted by the Fund and may be changed with respect to the Fund only by the majority vote of the Fund’s outstanding voting securities. “Majority of the outstanding voting securities” under the Investment Company Act and as used herein means, with respect to the Fund, the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the shares are present and represented at the shareholders’ meeting or (b) more than 50% of the shares of the Fund.

The Fund may not (unless otherwise indicated):

1	Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2	Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3	Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.

4	Lend any security or make any other loan except (i) as otherwise permitted under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

5	Issue any senior security except as otherwise permitted (i) under the Investment Company Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6	Borrow money, except as otherwise permitted under the Investment Company Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7	Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Fund’s total assets.

8	Invest more than 25% of its assets in the securities of companies primarily engaged in any particular industry or group of industries provided that this limitation does not apply to: (i) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) tax-exempt securities issued by municipalities and their agencies and authorities.

The above percentage limits (except the limitation to borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. For purposes of the Fund’s policy relating to making loans set forth in number (4) above, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33¹/3% of its total assets (including the market value of collateral received).

For purposes of the Fund’s policy relating to issuing senior securities set forth above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The Investment Company Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Consistent with guidance issued by the SEC and its staff, the requisite asset coverage may vary among different types of instruments. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

For purposes of the Fund’s industry concentration policy set forth above, the Manager may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law. A large economic or market sector shall not be construed as a single industry or group of industries. The Manager currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an “industry” subject to the 25% limitation. Thus, not more than 25% of the Fund’s total assets will be invested in securities issued by any one foreign government or supranational organization. The Fund might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. The Manager could consider such a company to be within the particular industry and, therefore, the Fund will invest in the securities of such a company only if it can do so under its industry concentration policy.

Non-Fundamental Investment Restrictions. The following non-fundamental investment restrictions apply to the Fund (except where noted otherwise) and may be changed with respect to the Fund by a vote of a majority of the Board. The Fund may not (except where noted otherwise):

1	Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

2	may not purchase securities on margin or effect short sales, except that the Fund may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to the Fund, the other investment policies described in this SAI are not fundamental and may be changed by approval of the Trustees.

TEMPORARY OR DEFENSIVE INVESTMENTS

In times of unstable or adverse market, economic, political or other conditions, where the Manager or the sub-advisor believes it is appropriate and in the Fund’s best interest, the Fund can invest up to 100% in cash and other types of securities for defensive or temporary purposes. It can also hold cash or purchase these types of securities for liquidity purposes to meet cash needs due to redemptions of Fund shares, or to hold while waiting to invest cash received from purchases of Fund shares or the sale of other portfolio securities.

These temporary investments can include: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) commercial paper rated in the highest short-term category by a rating organization; (iii) domestic, Yankee and Eurodollar certificates of deposit or bankers’ acceptances of banks rated in the highest short-term category by a rating organization; (iv) any of the foregoing securities that mature in one year or less (generally known as “cash equivalents”); (v) other short-term corporate debt obligations; (vi) repurchase agreements; (vii) futures; or (viii) shares of money market funds, including funds advised by the Manager or the sub-advisor.

PORTFOLIO TURNOVER

Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase the Fund’s transaction costs and generate additional capital gains or losses.

Portfolio turnover may vary significantly from year to year due to a variety of factors, including fluctuating volume of shareholder purchase and redemption orders, market conditions, investment strategy changes, and/or changes in the sub-advisor’s investment outlook.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund publicly discloses portfolio holdings information as follows:

1	a complete list of holdings for the Fund on an annual and semi-annual basis in the reports to shareholders within sixty days of the end of each fiscal semi-annual period and in publicly available filings of Form N-CSR with the SEC within ten days thereafter (available on the SEC’s website at www.sec.gov);

2	a complete list of holdings for the Fund as of the end of each fiscal quarter in publicly available filings of Form N-PORT with the SEC within sixty days of the end of the fiscal quarter (available on the SEC’s website at www.sec.gov);

3	a complete list of holdings for the Fund as of the end of each calendar quarter on the Fund’s website (www.americanbeaconfunds.com) approximately sixty days after the end of the calendar quarter; and

4	ten largest holdings for the Fund as of the end of each calendar quarter on the Fund’s website (www.americanbeaconfunds.com) and in sales materials approximately fifteen days after the end of the calendar quarter.

Public disclosure of the Fund’s holdings on the website and in sales materials may be delayed when an investment manager informs the Fund that such disclosure could be harmful to the Fund. In addition, individual holdings may be omitted from website and sales material disclosure, when such omission is deemed to be in the Fund’s best interest. Disclosure of the Fund’s ten largest holdings may exclude U.S. Treasury securities and cash equivalent assets, although such holdings will be included in the Fund’s complete list of holdings.

Disclosure of Nonpublic Holdings

Occasionally, certain interested parties — including individual investors, institutional investors, intermediaries that distribute shares of the Fund , third-party service providers, rating and ranking organizations, and others — may request portfolio holdings information that has not yet been publicly disclosed by the Fund . The Fund’s policy is to control the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders. To this end, the Board has adopted a Holdings Policy. The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only when it is determined that: (i) there is a legitimate business purpose for the information; (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Holdings Policy does not restrict the Fund from disclosing that a particular security is not a holding of the Fund. The Holdings Policy is summarized below.

A variety of third-party service providers require access to Fund holdings to provide services to the Fund or to assist the Manager and the sub-advisor in managing the Fund (“service providers”). The service providers have a duty to keep the Fund’s nonpublic information confidential either through written contractual arrangements with the Fund (or another Fund service provider) or by the nature of their role with respect to the Fund (or the service provider). The Fund has determined that disclosure of nonpublic holdings information to service providers fulfills a legitimate business purpose and is in the best interest of shareholders. In addition, the Fund has determined that disclosure of nonpublic holdings information to members of the Board fulfills a legitimate business purpose, is in the best interest of Fund shareholders, and each Trustee is subject to a duty of confidentiality.

The Fund has ongoing arrangements to provide nonpublic holdings information to the following service providers:

Service Provider	Service	Holdings Access
Manager	Investment management and administrator	Complete list on intraday basis with no lag
Sub-Advisor	Investment management	Holdings under sub-advisor’s management on intraday basis with no lag
Abel Noser	Transaction cost analysis for the Manager	Complete list on daily basis with no lag
Axioma	Performance and portfolio analytics reporting	Complete list on daily basis with no lag
Bloomberg, L.P.	Performance and portfolio analytics reporting	Complete list on daily basis with no lag
eVestment	Performance and portfolio analytics reporting for Shapiro Capital Management LLC	Complete list on daily basis with no lag
FactSet Research Systems, Inc.	Performance and portfolio analytics reporting for the Manager and sub-advisors	Complete list on daily basis with no lag
Institutional Shareholder Services (“ISS”)	Share recall services provider to the Manager	Complete list on daily basis with no lag
KPMG International	Service provider to State Street	Complete list on annual basis with lag
XX	Fund’s independent registered public accounting firm	Complete list on annual basis with no lag
ProxyEdge	Proxy voting research provider to Shapiro Capital Management LLC	Complete list on daily basis with no lag
State Street Bank and Trust Co. and its designated foreign sub-custodians	Securities lending agent for Funds that participate in securities lending, Funds’ custodian and foreign custody manager, and foreign sub-custodians	Complete list on daily basis with no lag

Certain third parties are provided with nonpublic holdings information (either complete or partial lists) by the Manager or another service provider on an ad hoc basis. These third parties include broker-dealers, prospective sub-advisors, borrowers of the Funds’ portfolio securities, pricing services, legal counsel, and issuers (or their agents). Broker-dealers utilized by the Funds in the process of purchasing and selling portfolio securities or providing market quotations receive limited holdings information on a current basis with no lag. The Manager provides current holdings to investment managers being considered for appointment as a sub-advisor to the Funds. If the Funds participate in securities lending activities, potential borrowers of the Funds’ securities receive information pertaining to the Funds’ securities available for loan. Such information is provided on a current basis with no lag. The Funds utilize various pricing services to supply market quotations and evaluated prices to State Street. State Street and the Manager may disclose current nonpublic holdings to those pricing services. An investment manager may provide holdings information to legal counsel when seeking advice regarding those holdings. From time to time, an issuer (or its agent) may contact the Funds requesting confirmation of ownership of the issuer’s securities. Such holdings information is provided to the issuer (or its agent) as of the date requested. The Funds do not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Funds would not continue to utilize a third party that the Manager determined to have misused nonpublic holdings information.

The Funds have ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Funds or that redistribute the Funds’ holdings to financial intermediaries to facilitate their analysis of the Funds. The Funds have determined that disclosure of holdings information to such organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Funds in comparison to other mutual funds. As of the date of this SAI, all such organizations receive holdings information after it has been made public on the Funds’ website.

No compensation or other consideration may be paid to the Funds, the Funds’ service providers, or any other party in connection with the disclosure of portfolio holdings information.

Under the Holdings Policy, disclosure of nonpublic portfolio holdings information to parties other than those discussed above must meet all of the following conditions:

1	Recipients of portfolio holdings information must agree in writing to keep the information confidential until it has been posted to the Funds’ website and not to trade based on the information;

2	Holdings may only be disclosed as of a month-end date;

3	No compensation may be paid to the Funds, the Manager or any other party in connection with the disclosure of information about portfolio securities; and

4	A member of the Manager’s Compliance staff must approve requests for nonpublic holdings information.

In determining whether to approve a request for portfolio holdings disclosure by the Manager, Compliance staff generally considers the type of requestor and its relationship to the Funds, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style and strategy of the Fund for which holdings have been requested (e.g., passive versus active management), whether a Fund is managed by one or multiple investment managers, and any other factors it deems relevant. Any potential conflicts between shareholders and affiliated persons of the Funds that arise as a result of a request for portfolio holdings information shall be decided by the Manager in the best interests of shareholders.

However, if a conflict exists between the interests of shareholders and the Manager, the Manager may present the details of the request to the Board for a determination to either approve or deny the request. On a quarterly basis, the Manager will prepare a report for the Board outlining any instances of disclosures of nonpublic holdings during the period that did not comply with the Holdings Policy.

The Compliance staff generally determines whether a historical pattern of requests by the same individual or entity constitutes an “ongoing arrangement” and should be disclosed in the Funds’ SAI.

The Manager and sub- advisor to the Funds may manage substantially similar portfolios for clients other than the Funds. Those other clients may receive and publicly disclose their portfolio holdings information prior to public disclosure by the Funds. The Holdings Policy is not intended to limit the Manager or the sub- advisor from making such disclosures to their clients.

LENDING OF PORTFOLIO SECURITIES

The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the beneficial owner of the loaned securities and continues to be entitled to payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund does not have the right to vote on securities while they are on loan. However, it is the Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund determines are material to its interests. Loans of portfolio securities may not exceed 33¹/3% of the value of the Fund’s total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, approved bank letters of credit, or other forms of collateral that are permitted by the SEC for registered investment companies, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, the Fund will reinvest the cash and may pay the borrower a pre-negotiated fee or “rebate” for the use of that cash collateral. Under the terms of the securities loan agreement between the Fund and State Street, its securities lending agent, State Street indemnifies the Fund for certain losses resulting from a borrower default. However, should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund seeks to minimize this risk by normally limiting the investment of cash collateral to registered money market funds, including money market funds advised by the Manager that invest in U.S. Government and agency securities.

For all funds that engage in securities lending, the Manager receives compensation for administrative and oversight functions with respect to securities lending, including oversight of the securities lending agent. The amount of such compensation depends on the income generated by the loan of the securities.

As of the date of this SAI, the Fund intends to engage in securities lending activities.

TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Fund , which includes the general oversight and review of the Fund’s investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts as well as the stated policies of the Fund . The Board oversees the Trust’s officers and service providers, including American Beacon, which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including American Beacon’s investment personnel and the Trust’s CCO. The Board also is assisted by the Trust’s independent registered public accounting firm (which reports directly to the Trust’s Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Fund , the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund . American Beacon, as part of its responsibilities for the day-to-day operations of the Fund , is responsible for day-to-day risk management for the Fund . The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund . The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act (“Independent Trustees”). The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund .

In general, the Fund’s risks include, among others, investment risk, credit risk, liquidity risk, securities selection risk and valuation risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund . In addition, under the general oversight of the Board, American Beacon, the Fund’s investment adviser, and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund . Different processes, procedures and controls are employed with respect to different types of risks. Further, American Beacon as manager of the Fund oversees and regularly monitors the investments, operations and compliance of the Fund’s investment advisers.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, and senior officers of American Beacon, and the Fund’s CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board and the Investment Committee also regularly receive reports from American Beacon with respect to the investments, securities trading and securities lending activities of the Fund, as applicable. In addition to regular reports from American Beacon, the Board also receives reports regarding other service providers to the Trust, either directly or through American Beacon or the Fund’s CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Fund’s CCO regarding the effectiveness of the Fund’s compliance program. Also, typically on an annual basis, the Board receives reports, presentations and other information from American Beacon in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with American Beacon and the Trust’s distribution plans under Rule 12b-1 under the Investment Company Act.

Senior officers of the Trust and American Beacon also report regularly to the Audit and Compliance Committee on Fund valuation matters and on the Trust’s internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Audit and Compliance Committee meets with the Fund’s CCO to discuss matters relating to the Fund’s compliance program.

Board Structure and Related Matters

Independent Trustees constitute at least three-quarters of the Board. Brenda A. Cline, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Fund . The Independent Chair shall perform such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee is responsible for oversight of the process, typically performed annually, by which the Board considers and approves the Fund’s investment advisory agreement with American Beacon, while specific matters related to oversight of the Fund’s independent auditors have been delegated by the Board to its Audit and Compliance Committee, subject to approval of the Audit and Compliance Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the funds in the Trust, the number of series of the American Beacon Funds Complex overseen by the Board, the arrangements for the conduct of the Fund’s operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.

The Trust is part of the American Beacon Funds Complex, which is comprised of 26 series within the American Beacon Funds, 1 series within the American Beacon Institutional Funds Trust, and 1 series within the American Beacon Select Funds. The same persons who constitute the Board of the Trust also constitute the Board of the American Beacon Institutional Funds Trust and the American Beacon Select Funds and each Trustee oversees the Trusts’ combined 28 series.

The Board holds five (5) regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations and directorships held during the last five years and certain other information. Subject to the Trustee Retirement Plan described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each Trustee listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee serves for an indefinite term or until his or her removal, resignation, or retirement.*

Name (Age)*	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
INTERESTED TRUSTEE
Eugene J. Duffy (68)**	Trustee since 2008	Trustee since 2017

Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

NON-INTERESTED TRUSTEES
Gilbert G. Alvarado (52)	Trustee since 2015	Trustee since 2017

Chief Financial Officer, The Conrad Prebys Foundation (2022-Present); President, SJVIIF, LLC, Impact Investment Fund (2018-2022); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President/CFO, Sierra Health Foundation (health conversion private foundation) (2006-2022); Senior Vice President/CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-2022); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Joseph B. Armes (60)	Trustee since 2015	Trustee since 2017

Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (investment company) (2014-2017); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Gerard J. Arpey (64)	Trustee since 2012	Trustee since 2017

Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-Present); Director, The Home Depot, Inc. (NYSE: HD) (2015-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Brenda A. Cline (61)	Chair since 2019 Vice Chair 2018 Trustee since 2004	Chair since 2019 Vice Chair 2018 Trustee since 2017

Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End (2) and Open-End Funds (3) (2017-2021); Chair, American Beacon Sound Point Enhanced Income Fund (2019-2021), Vice Chair (2018), Trustee (2018-2021); Chair, American Beacon Apollo Total Return Fund (2019-2021), Vice Chair (2018), Trustee (2018-2021).

Claudia A. Holz (64)	Trustee since 2018	Trustee since 2018

Independent Director, Blue Owl Capital, Inc. (2021-Present); Partner, KPMG LLP (1990-2017); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Douglas A. Lindgren (60)	Trustee since 2018	Trustee since 2018

Director, JLL Income Property Trust (2022-Present); CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Barbara J. McKenna (59)	Trustee since 2012	Trustee since 2017

President/Managing Principal, Longfellow Investment Management Company (2005-Present, President since 2009); Member, External Diversity Council of the Federal Reserve Bank of Boston (2021-Present); Member, Federal Reserve Bank of Boston CEO Roundtable (2021-Present); Board Advisor, United States Tennis Association (2021-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

*	The Board has adopted a retirement policy that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Duffy is deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Gilbert G. Alvarado: Mr. Alvarado has extensive organizational management and financial experience as senior vice president and chief financial officer in public charities and private foundations, service as director of private companies and non-profit organizations, service as president of non-profit institutional investment fund, an adjunct professor for a non-profit school of management at University of San Francisco, and multiple years of service as a Trustee.

Joseph B. Armes: Mr. Armes has extensive financial, investment and organizational management experience as chairman of the board of directors, president and chief executive officer of an investment company listed on NASDAQ, president and chief executive officer of a private family investment vehicle, chief operating officer of a private holding company for a family office, president, chief executive officer, chief financial officer and director of a special purpose acquisition company listed on the American Stock Exchange, a director and audit committee chair of an oil and gas exploration and production company listed on the New York Stock Exchange and as an officer of public companies and as a director and officer of private companies, and multiple years of service as a Trustee.

Gerard J. Arpey: Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, service to several charitable organizations, and multiple years of service as a Trustee.

Brenda A. Cline: Ms. Cline has extensive organizational management, financial and investment experience as executive vice president, chief financial officer, secretary and treasurer to a private foundation, service as a director, trustee, audit committee chair, and member of the nominating and governance committees of various publicly held companies and mutual funds, service as a trustee to a private university, and several charitable boards, including acting as a member of their investment and/or audit committees, extensive experience as an audit senior manager with a large public accounting firm, and multiple years of service as a Trustee.

Eugene J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to a financial services industry association, and multiple years of service as a Trustee.

Claudia A. Holz: Ms. Holz has extensive financial audit and organizational management experience obtained as an audit partner with a major public accounting firm for over 27 years. Prior to her retirement, she led audits of large public investment company complexes and held several management roles in the firm’s New York and national offices.

Douglas A. Lindgren: Mr. Lindgren has extensive senior management experience in the asset management industry, having overseen several organizations and numerous fund structures and having served as an Adjunct Professor of Finance at Columbia Business School.

Barbara J. McKenna: Ms. McKenna has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director of an investment manager, member of numerous financial services industry associations, and multiple years of service as a Trustee.

Committees of the Board

The Trust has an Audit and Compliance Committee (“Audit Committee”). The Audit Committee consists of Ms. Holz, and Messrs. Duffy, Armes and Alvarado (Chair). Ms. Cline, as Chair of the Board, serves on the Audit Committee in an ex-officio non-voting capacity. As set forth in its charter, the primary duties of the Trust’s Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the Fund and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; (d) to oversee the Trust’s compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management’s implementation and enforcement of the Trust’s compliance policies and procedures (“Compliance Program”); and (e) to coordinate the Board’s oversight of the Trust’s CCO in connection with his or her implementation of the Trust’s Compliance Program. The Audit Committee met four (4) times during the fiscal year ended June 30, 2022 .

The Trust has a Nominating and Governance Committee (“Nominating Committee”) that is comprised of Messrs. Armes (Chair), Arpey and Duffy, and Ms. Cline. As set forth in its charter, the Nominating Committee’s primary duties are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chair of the Board; (c) to evaluate qualifications of potential “interested” members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Secretary of the Fund , and must otherwise comply with the Declaration of Trust and By-Laws of the Trust. The Nominating and Governance Committee met four (4) times during the fiscal year ended June 30, 2022 .

The Trust has an Investment Committee that is comprised of Ms. McKenna (Chair) , and Messrs. Arpey and Lindgren. Ms. Cline, as Chair of the Board, serves on the Investment Committee in an ex-officio non-voting capacity. As set forth in its charter, the Investment Committee’s primary duties are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the Fund ; (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Fund ; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objectives or principal investment strategies of the Fund ; and (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation. The Investment Committee met four (4) times during the fiscal year ended June 30, 2022 .

Trustee Ownership in the Funds

The following tables show the amount of equity securities owned in the Funds and all series of the American Beacon Funds Complex by the Trustees as of the calendar year ended December 31, 2021 .

INTERESTED TRUSTEES
Duffy
American Beacon Shapiro SMID Cap Equity Fund	None
Aggregate Dollar Range of Equity Securities in all Trusts (30 Funds as of December 31, 2021)	Over $100,000
NON-INTERESTED TRUSTEES
	Alvarado	Armes	Arpey	Cline	Holz	Lindgren	McKenna
American Beacon Shapiro SMID Cap Equity Fund	None	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities in all Trusts (30 Funds as of December 31, 2021)	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Trustee Compensation

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $ 130 ,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in-person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by videoconference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time.

For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives a single $2,500 fee each quarter for her attendance at the Audit Committee and Investment Committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

The following table shows total compensation (excluding reimbursements) paid by the Trusts to each Trustee for the fiscal year ended June 30, 2022 .

Name of Trustee	Aggregate Compensation From the Trust	Total Compensation From the Trusts
INTERESTED TRUSTEE
Eugene J. Duffy	$192,258	$197,000
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado	$217,144	$222,500
Joseph B. Armes	$206,409	$211,500
Gerard J. Arpey	$194,698	$199,500
Brenda A. Cline[1]	$241,542	$247,500
Claudia A. Holz	$192,258	$197,000
Douglas A. Lindgren	$194,698	$199,500
Barbara J. McKenna	$196,894	$201,750
1	Upon her retirement from the Board, Ms. Cline is eligible for flight benefits afforded to Eligible Trustees who served on the Boards prior to September 12, 2008 as described below.

The Boards have adopted a Trustee Retirement Plan. The Trustee Retirement Plan provides that a Trustee who has served on the Boards prior to September 12, 2008, and who has reached a mandatory retirement age established by the Board (currently 75) is eligible to elect Trustee Emeritus status (“Eligible Trustees”). Eligible Trustees who have served on the Board of one or more Trusts for at least five years may elect to retire from the Board at an earlier age and immediately assume Trustee Emeritus status. The Board has determined that, other than the Trustee Retirement Plan established for Eligible Trustees, no other retirement benefits will accrue for current or future Trustees. Ms. Cline is the only Eligible Trustee.

Each Eligible Trustee and his or her spouse (or designated companion) may receive annual flight benefits from the Trusts of up to $40,000 combined, on a tax-grossed up basis, on American Airlines (a subsidiary of the Manager’s former parent company) for a maximum period of 10 years, depending upon length of service prior to September 12, 2008. Eligible Trustees may opt to receive instead an annual retainer of $20,000 from the Trusts in lieu of flight benefits. No retirement benefits are accrued for Board service after September 12, 2008.

A Trustee Emeritus must be reasonably available to provide advice, counseling and assistance to the Trustees and American Beacon as needed, as agreed to from time to time by the parties involved; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Fund . Currently, three individuals who retired from the Board and accrued retirement benefits for periods prior to September 12, 2008, have assumed Trustee Emeritus status. Two individuals and their spouses receive annual flight benefits of up to $40,000 combined, on a tax-grossed up basis, on American Airlines. The other individual receives an annual retainer of $20,000 from the Trusts in lieu of flight benefits.

Principal Officers of the Trust

The Officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the Officers of the Trust, their ages, their business address and their principal occupations and directorships during the past five years are as set forth below. The address of each Officer is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Officer serves for a term of one year or until his or her resignation, retirement, or removal. Each Officer has and continues to hold the same position with the American Beacon Funds, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust.

Name (Age)	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Jeffrey K. Ringdahl (47)	President since April 2022 Vice President 2010-2022	President since April 2022 Vice President 2017-2022

Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2010-2022), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2018-2022), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director (2017-Present), President and Chief Executive Officer (2022-Present), Executive Vice President (2017-2022), Resolute Investment Distributors, Inc.; Director (2017-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2018-2022), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; President (2022-Present), Senior Vice President (2017-2022), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Trustee, American Beacon NextShares Trust (2015-2020); Director and Executive Vice President & Chief Operating Officer, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director and Executive Vice President, Continuous Capital, LLC (2018-2022); Director, RSW Investments Holdings, LLC (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-2018); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), President (2022-Present) and Vice President (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director (2018-Present) and, President (2022-Present), Vice President (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Rosemary K. Behan (63)	Vice President, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and Chief Legal Officer since 2017

Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-2022); Secretary, Green Harvest Asset Management, LLC (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, Secretary, and Chief Legal Officer, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, Secretary, and Chief Legal Officer, American Beacon Apollo Total Return Fund (2018-2021).

Name (Age)	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Paul B. Cavazos (53)	Vice President since 2016	Vice President since 2017

Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Vice President, American Private Equity Management, LLC (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Erica B. Duncan (51)	Vice President since 2011	Vice President since 2017

Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers, Inc. (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Rebecca L. Harris (55)	Assistant Secretary 2010 - 2022 Vice President Since 2022	Assistant Secretary 2017 - 2022 Vice President Since 2022

Senior Vice President (2021-Present), Vice President (2011-2021), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2017-2021), Resolute Investment Services, Inc.; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President (2018-2022), Director (2022) Continuous Capital, LLC; Director (2022-Present) National Investment Services of America, LLC; Director (2022-Present) RSW Investments Holdings LLC; Director (2022-Present) Shapiro Capital Management LLC; Director (2022-Present) SSI Investment Management LLC; Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Terri L. McKinney (58)	Vice President since 2010	Vice President since 2017

Senior Vice President, (2021-Present) Vice President, (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-2021), Resolute Investment Services, Inc.; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-2022); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (59)	Vice President since 2011	Vice President since 2017

Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Melinda G. Heika (61)	Vice President since 2021	Vice President since 2021

Senior Vice President, (2021-Present) Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO (2017-Present), Resolute Investment Managers, Inc.; Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Senior Vice President (2021-Present), Treasurer and CFO (2017-Present), Resolute Investment Services, Inc.; Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer, Continuous Capital, LLC (2018-2022); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), Vice President (2022-Present) and Treasurer (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director and Vice President (2022-Present), and Treasurer (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Gregory Stumm (41)	Vice President since 2022	Vice President since 2022

Senior Vice President (2021-Present), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Resolute Investment Services, Inc.; Director and Senior Vice President (2021-Present), Resolute Investment Distributors, Inc.

Sonia L. Bates (65)	Principal Accounting Officer and Treasurer since 2021	Principal Accounting Officer and Treasurer since 2021

Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Treasurer (2022-Present) and Assistant Treasurer (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; Director, Fund and Tax Reporting (2011-Present), Resolute Investment Services, Inc.; Principal Accounting Officer and Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2021).

Name (Age)	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Christina E. Sears (50)	Chief Compliance Officer since 2004 Assistant Secretary since 1999	Chief Compliance Officer and Assistant Secretary since 2017

Chief Compliance Officer (2004-Present), Vice President (2019-Present), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-2021); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019), Vice President (2016-2020), Alpha Quant Advisors, LLC; Chief Compliance Officer (2018-2019), Vice President (2018-2022), Continuous Capital, LLC.; Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Shelley L. Dyson (52)	Assistant Treasurer since 2021	Assistant Treasurer since 2021

Manager, Tax (2014-2020); Fund Tax Manager (2020-Present), Resolute Investment Services, Inc.; Assistant Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd (2022-Present); Assistant Treasurer (2021), American Beacon Sound Point Enhanced Income Fund; Assistant Treasurer (2021), American Beacon Apollo Total Return Fund.

Shelley D. Abrahams (47)	Assistant Secretary since 2008	Assistant Secretary since 2017

Senior Corporate Governance & Regulatory Specialist (2020-Present), Corporate Governance & Regulatory Specialist (2017-2020), Resolute Investment Services, Inc.; Assistant Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Secretary, American Beacon Cayman TargetRisk Company, Ltd (2022-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (37)	Assistant Secretary since 2021	Assistant Secretary since 2021

Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), American Beacon Advisors, Inc.; Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), Resolute Investment Managers, Inc.; Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), Second Vice President (2015-2018), The Northern Trust Company; Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

Teresa A. Oxford (63)	Assistant Secretary since 2015	Assistant Secretary since 2017

Assistant Secretary and Associate General Counsel (2015-Present), American Beacon Advisors, Inc.; Assistant Secretary (2018-2021), Resolute Investment Distributors, Inc.; Assistant Secretary and Associate General Counsel (2017-Present), Resolute Investment Managers, Inc.; Assistant Secretary and Associate General Counsel (2018-Present), Resolute Investment Services, Inc.; Assistant Secretary (2016-2020), Alpha Quant Advisors, LLC; Assistant Secretary (2020-2022), Continuous Capital, LLC.; Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

CODE OF ETHICS

The Manager, the Trust, the Distributor, and the sub- advisor each have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. Each Code of Ethics significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code of Ethics generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by any Fund. In addition, the Manager’s and the Trust’s Code of Ethics requires employees to report trades in shares of the Trusts. Each Code of Ethics is on public file with, and may be obtained from, the SEC.

PROXY VOTING POLICIES

From time to time, the Fund may own a security whose issuer solicits a proxy vote on certain matters. The Board seeks to ensure that proxies are voted in the best interests of the Fund’s shareholders and has delegated proxy voting authority to the Manager. The Manager in turn has delegated proxy voting authority to the sub-advisor with respect to the Fund’s assets under the sub-advisor’s management. The Trust has adopted a Proxy Policy that governs proxy voting by the Manager and sub- advisor , including procedures to address potential conflicts of interest between the Fund’s shareholders and the Manager, the sub- advisor or their affiliates. The Board has approved the Manager’s proxy voting policies and procedures with respect to Fund assets under the Manager’s management. Please see Appendix A for a copy of the Proxy Policy. The sub- advisor’s proxy voting policy and procedures are summarized (or included in their entirety) in Appendix B. The Funds’ proxy voting record for the most recent year ended June 30 is available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC’s website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC’s website.

CONTROL PERSONS AND 5% SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of any class of the Fund’s outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. The actions of an entity or person that controls the Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the Fund or large redemptions by a control person could cause the Fund’s other shareholders to pay a higher pro rata portion of the Fund’s expenses.

Set forth below are entities or persons that own 5% or more of the outstanding shares of a class of the Fund as of XX XX, 2022 . The Trustees and officers of the Trusts, as a group, did not own more than 1 % of any class of the Fund’s shares outstanding.

SHAREHOLDER ADDRESS	Fund Percentage (listed if over 25%)	A CLASS	C CLASS	Y CLASS	R6 CLASS	R5 CLASS	INVESTOR CLASS
XX*	XX%	XX%	XX%	XX%	XX%	XX%	XX%
*	Denotes record owner of Fund shares only

INVESTMENT SUB-ADVISORY AGREEMENT

The Fund’s sub- advisor is listed below with information regarding its controlling persons or entities. According to the Investment Company Act, a person or entity with control with respect to an investment advisor has “the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.” Persons and entities affiliated with a sub-advisor may be considered affiliates of the Fund for which the sub-advisor manages a portion of the Fund’s assets.

Shapiro Capital Management LLC (“Shapiro”)
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
Resolute Investment Holdings, LLC	Parent Company	Holding Company
Kelso Investment Associates VIII, L.P.	Ownership in Parent Company	Investment Fund
Louis Steven Shapiro	Minority Owner & Director	Individual
Michael Alexander McCarthy	Minority Owner & Director	Individual
Harry Bernard Shapiro	Minority Owner & Director	Individual
Shapiro Capital Management Company, Inc.	Minority Owner	Member

The sub- advisor and the Manager are controlled by Resolute Investment Holdings, LLC. Accordingly, the sub-advisor is under common control with the Manager and is an “affiliated person” of the Manager within the meaning of Section 2(a)(3) of the Investment Company Act.

The Trust, on behalf of the Fund, and the Manager has entered into an Investment Advisory Agreement with the sub-advisor pursuant to which the applicable Fund have agreed to pay the sub-advisor a subadvisory fee that is calculated and accrued daily based on a percentage of the Fund’s average daily net assets according to the following schedule :

American Beacon Shapiro SMID Cap Equity Fund
First $250 million	0.40%
Next $250 million	0.35%
Assets in excess of $500 million	0.30%

The Investment Advisory Agreements will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund on no less than thirty (30) days’ nor more than sixty (60) days’ written notice to the sub-advisor, or by the sub-advisor upon sixty (60) days’ written notice to the Trust. The Investment Advisory Agreements will continue in effect for an initial period of two years and thereafter from year to year provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Investment Advisory Agreement or “interested persons” (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders.

MANAGEMENT, ADMINISTRATIVE, SECURITIES LENDING, AND DISTRIBUTION SERVICES

The Manager

The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039 is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms. The address of Kelso and its investment funds is 320 Park Avenue, 24th Floor, New York, NY 10022. The address of Estancia and its investment fund is 20865 N 90th Place, Suite 200, Scottsdale, AZ 85255. The address of RIH is 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.

Listed below are individuals and entities that may be deemed control persons of the Manager.

Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
Resolute Investment Holdings, LLC	Parent Company	Holding Company - Founded in 2015
Kelso Investment Associates VIII, L.P.	Ownership in Parent Company	Investment Fund

The Manager is paid a management fee as compensation for providing the Fund with management and administrative services. The expenses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets represented by such class. The Management Agreement provides for the Manager to receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

Operating expenses directly attributable to a specific class are charged against the assets of that class. Pursuant to the Management Agreement, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust’s operations. This includes:

■	complying with reporting requirements;

■	corresponding with shareholders;

■	maintaining internal bookkeeping, accounting and auditing services and records;

■	supervising the provision of services to the Trust by third parties; and

■	administering the interfund lending facility and lines of credit, if applicable.

In addition to its oversight of the sub- advisor , the Manager may invest the portion of the Fund’s assets that the sub-advisor determines to be allocated to short-term investments.

The Fund is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of the Fund’s tax returns; interest; costs of Trustee and shareholder meetings; preparing, printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Fund’s existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums; fees paid to service providers providing reports regarding adherence by the sub- advisor to the investment style of the Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the sub- advisor ; and any extraordinary expenses of a nonrecurring nature.

The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for the Fund in order to maintain competitive expense ratios for the Fund. The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund’s Board of Trustees. The Manager will itself waive fees and/or reimburse expenses of the Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Fund. The Board approved a policy whereby the Manager may seek repayment for such fee waivers and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s Total Annual Fund Operating Expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.

The following tables show (1) the aggregate management fees paid to the Manager for management and administrative services and the investment advisory fees paid to the sub-advisor , and (2) the investment advisory fees paid to the sub-advisor, based on the Fund’s average daily net assets for each of the Fund’s three most recent fiscal years ended June 30, or for the life of the Fund, if shorter. The following tables also show the aggregate fees waived or recouped by the Manager and the sub-advisor, and, separately if applicable, the fees waived by the sub-advisor. The fees paid to the Manager were equal to 0.35% of the Fund’s average daily net assets. The aggregate fees paid to the Manager and the sub- advisor and, separately, the fees paid to the sub- advisor are expressed both as a dollar amount and percentage of the Fund’s average daily net assets.

Aggregate Management Fees Paid to American Beacon Advisors, Inc. and Affiliated Sub-Advisor Fees (Gross)
	2020	2021	2022
American Beacon Shapiro SMID Cap Equity Fund	$46,872	$94,068	$123,543
	0.75%	0.75%	0.75%

Sub-Advisor Fees (Gross)
	2020	2021	2022
American Beacon Shapiro SMID Cap Equity Fund	$24,744	$50,001	$65,875
	0.40%	0.40%	0.40%

Aggregate Management Fees and Affiliated Sub-Advisor Fees (Waived)/Recouped
	2020	2021	2022
American Beacon Shapiro SMID Cap Equity Fund	($21,602)	($43,751)	($32,524)

Aggregate Management Fees and Affiliated Sub-Advisor Fees (Waived)/Recouped for periods prior to 2020 reflect a revision to the order in which management fees waived and expenses reimbursed are deducted from the total fees waived and expense reimbursement amounts reported in the Fund’s annual report to shareholders. The revision was implemented in 2020.

Affiliated Sub-Advisor Fees (Waived)
	2020	2021	2022
American Beacon Shapiro SMID Cap Equity Fund	$0	$0	$0

The sub- advisor and the Manager are controlled by Resolute Investment Holdings, LLC. Accordingly, the sub-advisor is under common control with the Manager and is an “affiliated person” of the Manager within the meaning of Section 2(a)(3) of the Investment Company Act.

Distribution Fees

The Manager (or another entity approved by the Board) under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act, is paid up to 0.25% per annum of the average daily net assets of the A Class shares and up to 1.00% per annum of the average daily net assets of the C Class shares of the Fund for distribution and shareholder servicing related services, including expenses relating to selling efforts of various broker-dealers, shareholder servicing fees and the preparation and distribution of A Class and C Class shares advertising material and sales literature. The Manager will receive Rule 12b-1 fees from the A Class and C Class shares regardless of the amount of the Manager’s actual expenses related to distribution and shareholder servicing efforts on behalf of each Class. Thus, the Manager may realize a profit or a loss based upon its actual distribution and shareholder servicing related expenditures for the A Class and C Class shares. The Manager anticipates that the Rule 12b-1 plan will benefit shareholders by providing broader access to the Fund through broker-dealers and other financial intermediaries who require compensation for their expenses in order to offer shares of the Fund. The Board has not authorized Y Class, R6 Class, R5 Class and Investor Class shares of the Fund to pay any fees pursuant to a distribution plan. Distribution fees pursuant to Rule 12b-1 under the Investment Company Act for the fiscal year ended June 30, 2022 were:

Distribution Fees	2022
A Class	$149
C Class	$596

Certain sub-advisors of the Fund or other series of the American Beacon Funds contribute to the Manager to support the Fund’s distribution activities.

Service Plan Fees

The A Class, C Class, and Investor Class have each adopted a Service Plan (collectively, the “Service Plans”). The Service Plans authorize the payment to the Manager (or another entity approved by the Board) of up to 0.375% per annum of the average daily net assets of the Investor Class shares, up to 0.25% per annum of the average daily net assets of the A Class shares and up to 0.25% per annum of the average daily net assets of the C Class shares. In addition, the Fund may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class and R5 Class shares. R6 Class shares will not reimburse the Manager for non-distribution shareholder services provided by financial intermediaries. The Manager or other approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of A Class, C Class, Y Class, R5 Class, and Investor Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of the Fund’s “Other Expenses” in the Table of Fees and Expenses in the Prospectus, will be payable monthly in arrears. The primary non-distribution shareholder fees paid to financial intermediaries, such as plan sponsors and broker-dealers, generally include shareholder servicing, record keeping and servicing fees. Service Plan fees paid by the A Class, C Class, and Investor Class shares of the Fund pursuant to the applicable Service Plan for the three most recent fiscal years ended June 30 are set forth below .

A Class*
	2020	2021	2022
American Beacon Shapiro SMID Cap Equity Fund	$0	$0	$0
*	The A Class and C Class shares of the Fund commenced operations on October 28, 2021. Therefore, no Service Fees were paid by the Fund’s A Class and C Class shares for the fiscal years ended June 30, 2020 and June 30, 2021.

C Class*
	2020	2021	2022
American Beacon Shapiro SMID Cap Equity Fund	$0	$0	$0
*	The A Class and C Class shares of the Fund commenced operations on October 28, 2021. Therefore, no Service Fees were paid by the Fund’s A Class and C Class shares for the fiscal years ended June 30, 2020 and June 30, 2021.

Investor Class
	2020	2021	2022
American Beacon Shapiro SMID Cap Equity Fund	$1,621	$7,164	$14,845

Y Class , R5 Class, and R6 Class shares of the Fund are not subject to a Service Plan.

Securities Lending Fees

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 10% of such loan fees.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs.

As of the date of this SAI, the Fund intends to engage in securities lending activities.

Fees received by the Manager from securities lending for the last three fiscal years ended June 30 were approximately as follows:

	2020	2021	2022
American Beacon Shapiro SMID Cap Equity Fund	$468	$330	$3

State Street serves as securities lending agent for the Fund that engages in securities lending and, in that role, administers the Fund’s securities lending program pursuant to the terms of a securities lending authorization agreement entered into between the Fund and State Street (“Securities Lending Agreement”).

As securities lending agent, State Street is responsible for the implementation and administration of the Fund’s securities lending program. State Street’s responsibilities include: (1) lending available securities to approved borrowers; (2) continually monitoring the creditworthiness of approved borrowers and potential borrowers; (3) determining whether a loan shall be made and negotiating the terms and conditions of the loan with the borrower, provided that such terms and conditions are consistent with the terms and conditions of the Securities Lending Agreement; (4) receiving and holding, on the Fund’s behalf, or transferring to a fund account, upon instruction by the Fund, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities; (5) marking loaned securities and collateral to their market value each business day; (6) obtaining additional collateral, as needed, to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement; (7) returning the collateral to the borrower, at the termination of the loan, upon the return of the loaned securities; (8) investing cash collateral in permitted investments, including the American Beacon U.S. Government Money Market Select Fund; and (9) establishing and maintaining records related to the Fund’s securities lending activities. Additionally, State Street has indemnified the Fund for borrower default as it relates to the securities lending program administered by State Street.

State Street is compensated for the above-described services from its securities lending revenue split, as provided in the Securities Lending Agreement. The table below shows the income the Fund earned and the fees and compensation it paid to service providers (including fees paid to State Street as securities lending agent and the Manager for administrative and oversight functions) in connection with its securities lending activities during its most recent fiscal year.

American Beacon Shapiro SMID Cap Equity Fund
Gross income earned by the fund from securities lending activities	$248
Fees and/or compensation paid by the fund for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$3
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$0
Other fees not included in revenue split (administrative and oversight functions provided by the Manager)	$3
Aggregate fees/compensation paid by the fund for securities lending activities	$6
Net income from securities lending activities	$242

The SEC has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

The Distributor

Resolute Investment Distributors, Inc. (“RID” or “Distributor”) is the Fund’s distributor and principal underwriter of the Fund’s shares.

RID, located at 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039, is a registered broker-dealer and is a member of FINRA. The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Fund . The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Fund’s shares. Pursuant to the Distribution Agreement, to the extent applicable, the Distributor receives, and may re-allow to broker-dealers, all or a portion of the sales charge paid by the purchasers of A Class and C Class shares. For A Class and C Class shares, the Distributor receives commission revenue consisting of the portion of the A Class and C

Class sales charge remaining after the allowances by the Distributor to the broker-dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

There were no underwriting discounts and commissions paid to, or retained by, the Distributor from the sale of shares of the Fund from the period of the Fund’s commencement of operations through the fiscal year ended June 30, 2022 . RID does not receive compensation on redemptions and repurchases, brokerage commissions, or other compensation. However, as shown in a separate chart, RID may receive distribution fees (i.e., Rule 12b-1 fees) from certain share classes of the Fund.

OTHER SERVICE PROVIDERS

State Street, located at One Lincoln Street, Boston, Massachusetts 02111, serves as custodian for the Fund . State Street also serves as the Fund’s Foreign Custody Manager pursuant to rules adopted under the Investment Company Act, whereby it selects and monitors eligible foreign sub-custodians. The Manager also has entered into a sub-administration agreement with State Street. Under the sub-administration agreement, State Street provides the Fund with certain financial reporting and tax services.

Pursuant to an administrative services agreement among the Manager, the Trust, American Beacon Institutional Funds Trust and Parametric Portfolio Associates LLC (“Parametric”), located at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104, Parametric provides certain administrative services related to the equitization of cash balances for certain Funds.

DST Asset Manager Solutions, Inc., located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169 is the transfer agent and dividend paying agent for the Trust and provides these services to Fund shareholders.

The Fund’s independent registered public accounting firm is XX , which is located at XX .

K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Fund .

PORTFOLIO MANAGERS

The portfolio managers to the Fund (the “Portfolio Managers”) have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts has been provided by each sub-advisor and is set forth below. The number of accounts and assets is shown as of June 30, 2022 .

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts
Shapiro Capital Management LLC (“Shapiro”)
Michael A. McCarthy	None	None	159 ($4.06 bil)	None	None	None
Louis S. Shapiro	None	None	159 ($4.06 bil)	None	None	None
Harry B. Shapiro	None	None	159 ($4.06 bil)	None	None	None

Conflicts of Interest

As noted in the table above, the Portfolio Managers manage accounts other than the Fund . This side-by-side management may present potential conflicts between a Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the sub-advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of the Fund and other accounts. The information regarding potential conflicts of interest was provided by the sub- advisor as of June 30, 2022 .

Shapiro Capital Management LLC The investment team of Shapiro manages accounts other than just mutual funds. Accordingly, Shapiro has a fiduciary duty to act in the best of interest of its clients, to treat all clients equitably, and to disclose all material facts, including potential conflicts of interest. Potential conflicts of interest may arise from time to time between the investment team’s management of the investments of mutual funds, on the one hand, and the management of other accounts, on the other (“side-by-side management”). Since Shapiro manages accounts other than the mutual funds, its duty of loyalty to one client may conflict with its duty of loyalty to another client, particularly with respect to allocating trades. However, Shapiro generally allocates trades on a pro-rata basis. Other accounts managed by Shapiro might have similar investment objectives or strategies as the mutual fund clients or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the mutual funds. Based on this relationship, the potential conflicts of interest that may arise from Shapiro’s side-by-side management of the mutual funds and other accounts include: limitation of trading based on Shapiro’s knowledge of the mutual fund and/or other account trading; inability to take advantage of certain investment opportunities; issues related to aggregation and allocation of trades; and potential exposure to soft dollars.

To address and mitigate the potential conflicts of interest referenced above, Shapiro has adopted and implemented written policies and procedures to provide for fair and equitable treatment of all its clients. In addition, Shapiro has established a best execution committee.

Shapiro has adopted and implemented a Code of Ethics that prohibits Sub-Advisor employees and “access persons” (as defined by the Advisers Act) from engaging in prohibited personal securities transactions and fraudulent behavior such as insider-trading. According to its policies and procedures, Shapiro, among other things, must:

1. Pre-clear personal trading.
2. Treat each client fairly with respect to priority of execution of orders.
3. Treat each client fairly in the aggregation and allocation of investment opportunities.
4. Review and affirm that all client trading is in compliance with each client’s investment objective.
5. Fully disclose the nature and extent of the conflict prior to the transaction, including any direct or indirect compensation the Sub-Advisor receives in connection with the transaction.
6. Have a reasonable belief that the investment is in the client’s best interest; and
7. Ensure compliance with any relevant procedures set forth in the Sub-Advisor’s Code of Ethics.

Furthermore, Shapiro has a designated Chief Compliance Officer who is responsible for administering the policies and procedures, which includes regular reviews of and reports on the adequacy of the compliance program to senior management.

Compensation

The following is a description provided by the investment sub-advisor regarding the structure of and criteria for determining the compensation of each Portfolio Manager as of June 30, 2022 .

Shapiro The Shapiro investment team is compensated as owners of the firm and as such share directly in the firm’s profitability. This aligns the team with the long term success of client portfolios. Broadly speaking, base salary provides 25% of compensation and bonus pool is 75% of the balance prior to each principal’s equity ownership. The principals’ equity interest is the largest and a variable piece of compensation that completely aligns the interest of the principals in running the most efficient business model possible putting client interests first.

Ownership of the Fund

The Portfolio Managers’ beneficial ownership of the Fund is defined as the Portfolio Managers having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Managers’ immediate family or by a trust of which the Portfolio Managers are a trustee could be considered ownership by the Portfolio Managers . The table below sets forth the Portfolio Managers’ beneficial ownership of the Fund as of June 30, 2022 as provided by the Fund’s sub-advisor.

Name of Investment Advisor and Portfolio Manager	American Beacon Shapiro SMID Cap Equity Fund
Shapiro Capital Management LLC
Michael A. McCarthy	$500,001-$1,000,000
Louis S. Shapiro	$500,001-$1,000,000
Harry B. Shapiro	$500,001-$1,000,000

PORTFOLIO SECURITIES TRANSACTIONS

In selecting brokers or dealers to execute particular transactions, the Manager and the sub- advisor are authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provision of statistical quotations (including the quotations necessary to determine the Fund’s NAV), and other information provided to the Fund, to the Manager and/or to the sub- advisor (or their affiliates), provided, however, that the Manager or the sub-advisor must always seek best execution. Research and brokerage services may include information on portfolio companies, economic analyses, and other investment research services. The Trust does not allow the Manager or sub- advisor to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager and the sub- advisor are also authorized to cause the Fund to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Manager or the sub- advisor , as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or the sub-advisor exercises investment discretion. The fees of the sub- advisor are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, as applicable, the Manager, or the sub- advisor (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the Investment Company Act) for doing so. Brokerage and research services obtained with Fund commissions might be used by the Manager and/or the sub- advisor , as applicable, to benefit their other accounts under management.

The Manager and the sub-advisor will place their own orders to execute securities transactions that are designed to implement the Fund’s investment objective and policies. In placing such orders, the sub-advisor will seek best execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board, as appropriate, the sub-advisor of the Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the Investment Company Act) for doing so. The Fund’s turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the Fund’s cash flows. High portfolio turnover increases the Fund’s transaction costs, including brokerage commissions, and may result in a greater amount of recognized capital gains.

The Investment Advisory Agreement provides , in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of the sub-advisor is to seek best execution. In assessing available execution venues, the sub-advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the value of any eligible research, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging growth companies in which the Fund may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

The Fund may establish brokerage commission recapture arrangements with certain brokers or dealers. If the sub-advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. Neither the Manager nor the sub-advisor receives any benefits from the commission recapture program. The sub-advisor’s participation in the brokerage commission recapture program is optional. The sub-advisor retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the sub-advisor’s obligation to seek the best execution available.

Commission Recapture

For the fiscal year ended June 30, 2022 , the Fund received the amounts shown as a result of participation in the commission recapture program:

American Beacon Fund	2022
American Beacon Shapiro SMID Cap Equity Fund	$10,886

Affiliated Broker Commissions

For the three most recent fiscal years ended June 30, no brokerage commissions were paid to affiliated brokers by the Fund .

Brokerage Commissions

For the three most recent fiscal years ended June 30, the following brokerage commissions were paid by the Fund . Fluctuations in brokerage commissions from year to year were primarily due to increases or decreases in Fund assets resulting in increased trading. Shareholders of the Fund bear only their pro-rata portion of such expenses.

	2020	2021	2022
American Beacon Shapiro SMID Cap Equity Fund	$8,631	$22,109	$18,783

Soft Dollars

The table below reflects the amount of transactions the Fund directed to brokers in part because of research services provided and the amount paid in commissions on such transactions for the fiscal year ended June 30, 2022 .

American Beacon Fund	Amounts Directed	Amounts Paid in Commissions
American Beacon Shapiro SMID Cap Equity Fund	$0	$0

Securities Issued by Top 10 Brokers

For the fiscal year ended June 30, 2022 , the Fund did not hold securities issued by a broker-dealer (or by its parent) that was one of the top ten brokers or dealers through which the Fund executed transactions or sold shares.

ADDITIONAL PURCHASE AND SALE INFORMATION FOR A CLASS SHARES

Sales Charge Reductions and Waivers

As described in the Prospectus, there are various ways to reduce your sales charge when purchasing A Class shares. Additional information about A Class sales charge reductions is provided below.

LOI. The LOI may be revised upward at any time during the 13-month period of the LOI (“LOI Period”), and such a revision will be treated as a new LOI, except that the LOI Period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised LOI. The LOI will be considered completed if the shareholder dies within the 13-month LOI Period. Commissions to dealers will not be adjusted or paid on the difference between the LOI amount and the amount invested before the shareholder’s death.

All dividends and other distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified LOI Period, the purchaser may be required to remit to the transfer agent the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the LOI Period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the LOI Period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Fund for the balance still outstanding.

Rights of Accumulation. Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in any class of the American Beacon Funds to determine your sales charge for A Class shares on investments in accounts eligible to be aggregated. If you make a gift of A Class shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your investments in any class of the American Beacon Funds.

Aggregation. Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the Prospectus, if all parties are purchasing shares for their own accounts and/or:

■	individual-type employee benefit plans, such as an IRA, individual 403(b) plan or single-participant Keogh-type plan;

■	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

■	trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Fund’s transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

■	endowments or foundations established and controlled by you or your immediate family; or

■	529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

■	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

■	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act, excluding the individual-type employee benefit plans described above;

■	for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

■	for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales Charges” above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the Investment Company Act. Purchases made for nominee or street name accounts (securities held in the name of a broker-dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent Purchases. As described in the Prospectus, you may reduce your A Class sales charge by combining simultaneous purchases in any of the American Beacon Funds.

Other Purchases. Pursuant to a determination of eligibility by the Manager, A Class shares of the Fund may be sold at NAV (without the imposition of a front-end sales charge) to:

1	current or retired trustees, and officers of the American Beacon Funds family, current or retired employees and directors of the Manager and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

2	currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their spouses, and children, including children in step and adoptive relationships, sons-in-law and daughters-in-law, if the Eligible Persons or the spouses or children of the Eligible Persons are listed in the account registration with the spouse or parent) of broker-dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses and/or children;

3	companies exchanging securities with the Fund through a merger, acquisition or exchange offer;

4	insurance company separate accounts;

5	accounts managed by the Manager, a sub-advisor to the Fund and its affiliated companies;

6	the Manager or a sub-advisor to the Fund and its affiliated companies;

7	an individual or entity with a substantial business relationship with, which may include the officers and employees of the Fund’s custodian or transfer agent, the Manager or a sub-advisor to the Fund and its affiliated companies, or an individual or entity related or relating to such individual or entity;

8	full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds;

9	directors, officers and employees of financial institutions that have a selling group agreement with the Distributor;

10	banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in the Fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;

11	clients of authorized dealers purchasing shares in fixed or flat fee brokerage accounts;

12	Employer-sponsored defined contribution - type plans, including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and IRA rollovers involving retirement plan assets invested in the Fund in the American Beacon Funds fund family; and

13	Employee benefit and retirement plans for the Manager and its affiliates.

Shares are offered at NAV per share to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this NAV per share privilege, additional investments can be made at NAV per share for the life of the account.

It is possible that a broker-dealer may not be able to offer one or more of these waiver categories. If this situation occurs, it is possible that the investor would need to invest through another broker-dealer in order to take advantage of these waiver categories. The Fund may terminate or amend the terms of these sales charge waivers at any time.

Moving Between Accounts. Investments in certain account types may be moved to other account types without incurring additional A Class sales charges. These transactions include, for example:

■	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an IRA or other individual-type retirement account;

■	“required minimum distributions” (as described in Section 401(a)(9) of the Internal Revenue Code) from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account; and

■	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase Fund shares in a different account.

It is possible that a broker-dealer may not be able to offer the ability to move between accounts. If this situation occurs, it is possible that the investor would need to invest through another broker-dealer in order to take advantage of this privilege. Please contact your financial intermediary for additional information.

ADDITIONAL INFORMATION REGARDING CONTINGENT DEFERRED SALES CHARGES

As discussed in the Prospectus, the redemption of C Class shares may be subject to a CDSC if you redeem your shares within 12 months of purchase. If you purchased $1,000,000 or more of A Class shares of the Fund (and therefore paid no initial sales charges) and subsequently redeem your shares within 18 months of your purchase, you may be charged a CDSC upon redemption. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or other distributions, or upon amounts representing share appreciation. As described in the Prospectus, there are various circumstances under which the CDSC will be waived. Additional information about CDSC waivers is provided below.

The CDSC is waived under the following circumstances:

■	Any partial or complete redemption following death or “disability” (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Manager or the Fund’s transfer agent may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.

■	Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the Manager or the Fund’s transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

■	Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The CDSC will be waived for benefit payments made by American Beacon Funds directly to plan participants. Benefit payments include, but are not limited to, payments resulting from death, “disability,” “retirement,” “separation from service” (each as defined in the Internal Revenue Code), “required minimum distributions” (as described in Section 401(a)(9) of the Internal Revenue Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

■	Redemptions that are required minimum distributions from a traditional IRA as required by the Internal Revenue Service.

■	Involuntary redemptions as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions by the Fund.

■	Distributions from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver.

■	To return excess contributions made to a retirement plan.

■	To return contributions made due to a mistake of fact.

The following example illustrates the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of C Class shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

REDEMPTIONS IN KIND

Although the Fund intends to redeem shares in cash, the Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the Fund’s net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

TAX INFORMATION

The tax information in the Prospectus and in this section relates solely to the federal income tax law and assumes that the Fund will continue to qualify each taxable year as a “regulated investment company” (“RIC”) under the Internal Revenue Code (as discussed below). The tax information in this section is only a summary of certain key federal tax considerations affecting the Fund and its shareholders and is in addition to the tax information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal income tax treatment of the Fund or the tax implications to its shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning. The tax information is based on the Internal Revenue Code and applicable regulations in effect, and administrative pronouncements and judicial decisions publicly available, on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Taxation of the Fund

The Fund intends to continue to qualify each taxable year for treatment as a RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code. To so qualify, the Fund (which is treated as a separate corporation for these purposes) must, among other requirements:

■	Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies (together with Qualifying Other Income (as defined below), “Qualifying Income”), or other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies (“Qualifying Other Income”) and (2) net income derived from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Gross Income Requirement”). A QPTP is a “publicly traded partnership” (that is, a partnership the interests in which are “traded on an established securities market” or “readily tradable on a secondary market (or the substantial equivalent thereof)” (a “PTP”)) that meets certain qualifying income requirements other than a partnership at least 90% of the gross income of which is Qualifying Income;

■	Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (2) not more than 25% of the value of its total assets is invested in (a) the securities (other than Government securities or securities of other RICs) of any one issuer, (b) the securities (other than securities of other RICs) of two or more issuers the Fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trades or businesses, or (c) the securities of one or more QPTPs (“Diversification Requirements”); and

■	Distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally, net investment income, the excess (if any) of net short-term capital gain over net long-term capital loss, and net gains and losses (if any) from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and 90% of its net exempt interest income (“Distribution Requirement”).

By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If for any taxable year the Fund does not qualify for that treatment - either (1) by failing to satisfy the Distribution Requirement, even if it satisfies the Gross Income and Diversification Requirements (“Other Requirements”), or (2) by failing to satisfy any of the Other Requirements and is unable to, or determines not to, avail itself of Internal Revenue Code provisions that enable a RIC to cure a failure to satisfy any of the Other Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements - then for federal tax purposes, all of its taxable income (including its net capital gain) would be subject to tax at the regular corporate rate without any deduction for dividends paid to its shareholders, and the dividends it pays would be taxable to its shareholders as ordinary income (or possibly, (a) for individual and certain other non-corporate shareholders (each, an “individual”), as “qualified dividend income” (as described in the Prospectus) (“QDI”), and/or (b) in the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, as eligible for the dividends-received deduction (“DRD”)) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify for RIC treatment would therefore have a negative impact on the Fund’s income and performance. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. It is possible that the Fund will not qualify as a RIC in any given taxable year.

The Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and substantially all of its “capital gain net income” for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions by the end of each calendar year to avoid liability for the Excise Tax.

Taxation of Certain Investments and Strategies

Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses the Fund may realize in connection therewith. In general, the Fund’s (1) gains from the disposition of foreign currencies and (2) Qualifying Other Income will be treated as Qualifying Income under the Gross Income Requirement.

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, “foreign taxes”) that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains realized on investments by foreign investors. It is impossible to determine the effective rate of any Fund’s foreign tax in advance, since the amount of its assets to be invested in various countries is not known.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of the value (or adjusted tax basis, if elected) of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the PFIC stock and of any gain on its disposition of that stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible to be treated as QDI or for the DRD.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of incurring the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the QEF did not distribute those earnings and gain to the Fund. In most instances, however; it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Alternatively, the Fund may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year, in which event it likely would be required to distribute to its shareholders any resulting gains to satisfy with the Distribution Requirement and avoid imposition of the Excise Tax. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein (including any net mark-to-market gain or loss for each prior taxable year for which an election was in effect) as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, the Fund may not be able, at the time it acquires a foreign corporation’s stock, to ascertain whether the corporation is a PFIC, and a foreign corporation may become a PFIC after the Fund acquires stock therein. While the Fund generally will seek to minimize its investment in PFIC stock, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that it will be able to do so, and the Fund reserves the right to make those investments as a matter of its investment policy.

Some futures contracts, foreign currency contracts, and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index) - except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - in which the Fund invests may be subject to Internal Revenue Code section 1256 (collectively, “Section 1256 contracts”). Any Section 1256 contract the Fund holds at the end of its taxable year must be “marked-to-market” (that is, treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it.

Under Internal Revenue Code section 988, a gain or loss (1) from the disposition of foreign currencies, (2) except in certain circumstances, from options, futures, and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that is attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that is attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If the Fund’s section 988 losses exceed its other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year (including those made before the losses were realized) would be characterized as a non-taxable “return of capital” to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares and treating any part of such distribution exceeding that basis as gain from the disposition of those shares.

Offsetting positions the Fund enters into or holds in any actively traded option, futures or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of recognition of the Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) losses realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available, which may mitigate the effects of the straddle rules, particularly with respect to a “mixed straddle” (i.e., a straddle at least one, but not all, positions of which are Section 1256 contracts).

When a covered call option written (sold) by the Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.

If the Fund has an “appreciated financial position” — generally, any position (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of the Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Certain aspects of the tax treatment of derivative instruments are currently unclear and may be affected by changes in legislation, regulations, administrative rules, and/or other legally binding authority that could affect the treatment of income from those instruments and the character, timing of recognition and amount of the Fund’s taxable income or net realized gains and distributions. If the Internal Revenue Service (“IRS”) were to assert successfully that income the Fund derives from those investments does not constitute Qualifying Other Income, the Fund might cease to qualify as a RIC (with the consequences described above under “Taxation of the Funds”) or might be required to reduce its exposure to such investments.

The Fund may acquire zero coupon or other securities issued with original issue discount (“OID”) (such as STRIPS) . As a holder of those securities, the Fund must include in its gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, the Fund must include in its gross income each taxable year securities it receives as “interest” on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income (such as that “interest”), to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Taxation of the Fund’s Shareholders

General - Dividends and other distributions the Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on or before December 31 of that year even if the Fund pays the distributions during the following January. Accordingly, those distributions will be reportable by, and taxed to, those shareholders for the taxable year in which that December 31 falls.

If Fund shares are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the redemption; in that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Investors also should be aware that the price of Fund shares at any time may reflect the amount of a forthcoming dividend or other distribution, so if they purchase Fund shares shortly before the record date for a distribution, they will pay full price for the shares and receive some part of the price back as a taxable distribution, even though it represents a partial return of invested capital.

If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to file an election for that year with the IRS that would enable its shareholders to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it pays. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If the Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income for that year.

An individual shareholder of the Fund who, for a taxable year, has no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign-source income is “qualified passive income” may elect for that year to be exempt from the extremely complicated foreign tax credit limitation for federal income tax purposes (about which shareholders may wish to consult their tax advisers), in which event the shareholder would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its portion of foreign taxes the Fund paid that is allocable to Fund shares the shareholder has not held for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder’s risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its federal income tax liability unless the Fund dividends paid to it are effectively connected with the shareholder’s conduct of a U.S. trade or business.

Basis Election and Reporting - A Fund shareholder who wants to use an acceptable method for basis determination with respect to Fund shares other than the average basis method (the Fund’s default method ) must elect to do so in writing , which may be electronic. The basis determination method a Fund shareholder elects may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Fund shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from redemptions of Fund shares, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Fund shares that are redeemed or exchanged and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them. Fund shareholders who acquire and hold Fund shares through a financial intermediary should contact their financial intermediary for information related to the basis election and reporting.

Backup Withholding - The Fund is required to withhold and remit to the U.S. Treasury 24% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other “exempt recipient ”. Backup withholding is not an additional tax; rather, any amounts so withheld may be credited against the shareholder’s federal income tax liability or refunded if proper documentation is submitted to the IRS.

Non-U.S. Shareholders - Dividends the Fund pays to a shareholder who is a non-resident alien individual or foreign entity (each a “non-U.S. shareholder”) - other than (1) dividends paid to a non-U.S. shareholder whose ownership of the Fund’s shares is “effectively connected” with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year - generally are subject to 30% federal withholding tax (unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty). However, two categories of dividends the Fund might pay, “short-term capital gain dividends , ” and “interest-related dividends,” to non-U.S. shareholders (with certain exceptions) and reported by it in writing to its shareholders are exempt from that tax. “Short-term capital gain dividends” are dividends that are attributable to net short-term gain, computed with certain adjustments. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain OID, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of that withholding tax.

Foreign Account Tax Compliance Act (“FATCA”) - Under FATCA, “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends the Fund pays. As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, information regarding substantial U.S. owners. Proposed regulations (effective while pending) have been issued to eliminate certain FATCA withholding taxes, including the withholding tax on investment sale proceeds that was scheduled to begin in 2019, and to defer the effective date of other taxes.

The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide it with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.

Income From Investments in REITs and MLPs -The Fund may invest in the equity securities of corporations or other entities that invest in U.S. real property, including REITs. The sale of a U.S. real property interest by a REIT or “United States real property holding corporation” (as defined in the Internal Revenue Code) in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders, who are urged to consult their tax advisers regarding those consequences.

The Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A part of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Internal Revenue Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury and the IRS issued a notice in 2006

(“Notice”) announcing that, pending the issuance of further guidance (which has not yet been issued), the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on their “unrelated business taxable income” (“UBTI”)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations, currently 21%) on the excess inclusion income allocable to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs , and public charities) constitutes UBTI to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) above (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. The Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

After calendar year-end, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or “ return of capital ” ) of one or more of the distributions they have made during that year, which would result at that time in the Fund, if it held shares in such a REIT during that year, also having to re-categorize some of the distributions it made to its shareholders. These changes would be reflected in your annual Form 1099, together with other tax information. Those forms generally will be distributed to you in February of each year, although the Fund may, in one or more years, request from the IRS an extension of time to distribute those forms until mid-March to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to you on a single form (rather than having to send you an amended form).

Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Internal Revenue Code generally allows individuals and certain other non-corporate entities a deduction for 20% of (1) “qualified REIT dividends” and (2) “qualified publicly traded partnership income” (such as income from MLPs). Recently issued proposed Treasury regulations (having current effect) permit a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. As a result, a shareholder in the Fund will be eligible to receive the benefit of the same 20% deduction with respect to the Fund’s REIT-based dividends as is available to an investor who directly invests in REITs. There currently is no similar pass-through of the 20% deduction with respect to a RIC’s qualified publicly traded partnership income.

Other Taxes - Statutory rules and regulations regarding state and local taxation of ordinary income dividends, QDI dividends and net capital and foreign currency gain distributions may differ from the federal income taxation rules described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s situation.

Investors should consult their own tax advisors with respect to the tax consequences to them of an investment in the Fund based on their particular circumstances. The Fund does not expect to receive a ruling from any tax authority or an opinion of tax counsel with respect to its treatment of any tax positions. Tax consequences of transactions are not the primary consideration of the Fund in implementing its investment strategy.

DESCRIPTION OF THE TRUST

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.

The Trust was originally created to manage money for large institutional investors. The following individuals (and members of that individual’s “immediate family”) are eligible to purchase shares of the R5 Class with an initial investment of less than $250,000: (i) employees of the Manager, or its parent company, RIM, (ii) employees of a sub-advisor for Funds where it serves as sub-advisor, (iii) members of the Board, (iv) employees of Kelso/Estancia, and (v) members of the Manager’s Board of Directors. The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s sibling, aunts, uncles, nieces and nephews; relatives by virtue of remarriage (step-children, step-parents, etc.) are included. Any shareholders that the Manager transfers to the R5 Class upon termination of the class of shares in which the shareholders were originally invested is also eligible for purchasing shares of the R5 Class with an initial investment of less than $250,000.

The Investor Class was created to give individuals and other smaller investors an opportunity to invest in the American Beacon Funds. The R5 and Y Classes were created to manage money for large institutional investors, including pension and 401(k) plans.

The A Class and C Class were created for investors investing in the American Beacon Funds through their broker-dealers or other financial intermediaries. The R6 Class was created to provide third party intermediaries an investment option for the large 401(k) plans that does not charge 12b-1 or sub-transfer agency fees.

FINANCIAL STATEMENTS

The Fund’s independent registered public accounting firm, XX , audits and reports on the Fund’s annual financial statements. The audited financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting firm.

The audited financial statements are incorporated by reference to the American Beacon Funds’ Annual Shareholder Report of the American Beacon Shapiro SMID Cap Equity Fund for the fiscal year ended June 30, 2022.

APPENDIX A

AMERICAN BEACON ADVISORS, INC.

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of American Beacon Advisors, Inc. (“AmBeacon”). AmBeacon’s proxy voting policies and procedures are designed to implement AmBeacon’s duty to vote proxies in clients’ best interests. Given that AmBeacon manages portfolios that invest solely in fixed-income securities, the only securities for which we expect to receive proxies are money market mutual funds. As such, the proxy voting policies and procedures set forth voting guidelines for the proxy issues and proposals common to money market funds.

For routine proposals that will not change the structure, bylaws or operations of the money market fund, AmBeacon’s policy is to support management; however, each proposal will be considered individually focusing on the financial interests of the client portfolio. Non-routine proposals, such as board elections, advisory contract and distribution plan approvals, investment objective changes, and mergers, will generally be reviewed on a case-by-case basis with AmBeacon first and foremost considering the effect of the proposal on the portfolio.

Items to be evaluated on a case-by-case basis and proposals not contemplated in the policies set forth above will be assessed by AmBeacon. In these situations, AmBeacon will use its judgment to vote in the best interest of the client portfolio. For all proposals, especially controversial or case-by-case evaluations, AmBeacon will be responsible for individually identifying significant issues that could impact the investment performance of the portfolio.

AmBeacon manages portfolios for the American Beacon Funds, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust (collectively, the “Funds”). AmBeacon may invest a Fund in shares of the American Beacon U.S. Government Money Market Select Fund. If the American Beacon U.S. Government Money Market Select Fund solicits a proxy for which another Fund is entitled to vote, AmBeacon’s interests as manager of the American Beacon U.S. Government Money Market Select Fund might appear to conflict with the interests of the shareholders of the other Fund. In these cases, AmBeacon will vote the Fund’s shares in accordance with the Select Funds’ Board of Trustees’ recommendations in the proxy statement.

AMERICAN BEACON FUNDS
AMERICAN BEACON SELECT FUNDS
AMERICAN BEACON INSTITUTIONAL FUNDS TRUST

PROXY VOTING POLICY AND PROCEDURES
Last Amended February 7, 2022

Preface

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion to secure the best long-term interests of shareholders of the American Beacon Funds, the American Beacon Select Funds (“Select Funds”), and the American Beacon Institutional Funds Trust (collectively, the “Funds”). Therefore, this Proxy Voting Policy and Procedures (the “Policy”) have been adopted by the Funds.

The Funds are managed by American Beacon Advisors, Inc. (the “Manager”). The Manager may allocate discrete portions of the Funds among sub-advisors, and the Manager may directly manage all or a portion of the assets of certain Funds. The Funds’ respective Boards of Trustees have delegated proxy voting authority to the Manager. The Manager has in turn delegated proxy voting authority to each sub-advisor with respect to the sub-advisor’s respective portion of the Fund(s) under management, but the Manager has retained the authority to override a proposed proxy voting decision by a sub-advisor. For the securities held in their respective portion of each Fund, the Manager and the sub-advisors make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the applicable Fund and approved by the applicable Fund’s Board of Trustees.

Conflicts of Interest

The Board of Trustees seeks to ensure that proxies are voted in the best interests of Fund shareholders. For certain proxy proposals, the interests of the Manager, the sub-advisors and/or their affiliates may differ from Fund shareholders’ interests. To avoid the appearance of impropriety and to fulfill their fiduciary responsibility to shareholders in these circumstances, the Manager and the sub-advisors are required to establish procedures that are reasonably designed to address material conflicts between their interests and those of the Funds.

When a sub-advisor deems that it is conflicted with respect to a voting matter, its policy may call for it to seek voting instructions from the client. The Manager is authorized by the Boards of Trustees to consider any such matters and provide voting instructions to the sub-advisor, unless the Manager has determined that its interests are conflicted with Fund shareholders with respect to the voting matter. In those instances, the Manager will instruct the sub-advisor to vote in accordance with the recommendation of a third-party proxy voting advisory service.

Each Fund can invest in the shares of the American Beacon U.S. Government Money Market Select Fund. If the American Beacon U.S. Government Money Market Select Fund issues a proxy for which another Fund is entitled to vote, the Manager’s interests regarding the American Beacon U.S. Government Money Market Select Fund might appear to conflict with the interests of the shareholders of the other Fund. In these cases, the Manager will vote in accordance with the Select Funds’ Board of Trustees’ recommendations in the proxy statement.

If the methods for addressing conflicts of interest, as described above, are deemed by the Manager to be unreasonable due to cost, timing or other factors, then the Manager may decline to vote in those instances.

Securities on Loan

With respect to the Funds that engage in securities lending, the Manager shall engage a proxy voting service to notify the Manager before the record date about the occurrence of future shareholder meetings, as feasible. The Manager will determine whether or not to recall shares of the applicable

A-1

security that are on loan with the intent of the Manager or the sub-advisor, as applicable, voting such shares. The Manager’s determination shall be based on factors which may include the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer’s outstanding securities on loan, any other information regarding the proxy proposals of which the Manager may be aware, and the loss of securities lending income to a Fund as a result of recalling the shares on loan.

Recordkeeping

The Manager and the sub-advisors shall maintain records of all votes cast on behalf of the Funds. Such documentation will include the firm’s proxy voting policies and procedures, company reports provided by proxy voting advisory services, additional information gathered by the Manager or sub-advisor that was material to reaching a voting decision, and communications to the Manager regarding any identified conflicts. The Manager and the sub-advisors shall maintain voting records in a manner to facilitate the Funds’ production of the Form N-PX filing on an annual basis.

Disclosure

The Manager will coordinate the compilation of the Funds’ proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, in each Fund’s Statement of Additional Information (“SAI”). In each Fund’s annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds’ website (if applicable), and c) on the SEC’s website in the SAI. The SAI and shareholder reports will also disclose that the Funds’ proxy voting record is available by toll-free telephone request (or on the Funds’ website) and on the SEC’s website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.

Manager Oversight

The Manager shall review a sub-advisor’s proxy voting policies and procedures for compliance with this Policy and applicable laws and regulations prior to initial delegation of proxy voting authority and on at least an annual basis thereafter.

Board Reporting

On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review. The Manager will notify the Boards of Trustees of any material changes to its proxy voting policies and procedures.

A-2

APPENDIX B

Shapiro Capital Management LLC
PROXY VOTING POLICY

Policy

To make all proxy voting decisions solely in the interests of client participants and beneficiaries, and for the exclusive purpose of providing benefits to them under the client. The Committee will seek to consider the factors which may reasonably be expected to affect the value of the client’s investment.

Scope

The Procedures apply to all securities held in any accounts where Adviser (I) has been formally appointed as an “investment manager” except where the power to vote proxies is specifically reserved to some other entity.

Procedure

Adviser will instruct the custodian, trustee or client administrator which receives proxies on securities subject to these Procedures to forward all such proxies to Adviser. All such proxies, and all proxies received directly by Adviser, will be logged into Adviser’s Proxy Voting Records, showing:

■	the account or pooled vehicle which is the owner of the securities;

■	the date the proxy was received by Adviser; and

■	the date proxies are due to be voted.

The proxy statement will be reviewed by an appropriate investment manager or analyst, who will review it, highlight any unusual or controversial issues, and recommend a vote (or abstention) on each issue presented. Proxy voting decisions will be made by the Investment Team. (“Committee”)

Potential Conflicts of Interest

Potential conflicts may arise when Adviser invests in equity securities of corporations who are also clients of the Firm. Adviser seeks to mitigate potential conflicts by:

• Making voting decisions for the benefit of the shareholder(s), our clients;
• Uniformly voting every proxy based on Adviser’s internal research and consideration of Glass Lewis’ recommendations; and
• Documenting the votes of companies who are also clients of the Firm.

If a material conflict of interest exists, the proxy coordinators will determine whether it is appropriate to disclose the conflict to the affected clients and give the clients an opportunity to vote their proxies themselves, or to address the voting issue through other objective means, such as voting in a manner consistent with a predetermined voting policy.

Where a proxy proposal raises a material conflict between the Adviser’s interests and a client’s interest, including a mutual fund client, the Adviser will resolve the matter on a case-by-case basis by abstaining from the vote, or voting the way Adviser feels is in the best interest of the client.

The Adviser will seek to identify any conflicts that exist between the interests of the adviser and any fund / client by reviewing the relationship of Adviser with the issuer of each security to determine if Adviser or any of its employees has any financial, business or personal relationship with the issuer.

If a material conflict of interest exists, the Chief Compliance Officer, or Proxy Committee, will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

The Chief Compliance Officer, or his designee, will maintain a record of the voting resolution or other action taken regarding any conflict of interest.

Basis for Voting Decisions.

• Individual Accounts with Proxy Voting Policy. Where an account has communicated its proxy voting policy to Adviser in writing, then the Committee will make proxy voting decisions for an individual account.
• Individual Accounts with No Proxy Voting Policy. The Committee will make proxy voting decisions for any individual account for which the account has not communicated a proxy voting policy to Adviser in writing in accordance with Adviser’s own proxy voting policy as set out in Part V of the Procedures.
• Retention and Availability of Records. The Committee’s decision and the date the proxies were mailed will be entered in Adviser’s Proxy Voting Records. Adviser will maintain Proxy Voting Records for six years, and make them available to any client who requests them with respect to voting decisions on securities held by that client or a pooled vehicle in which the client invests.

Proxy Voting Policy.

(a) General Policy. To make all proxy voting decisions solely in the interests of client participants and beneficiaries, and for the exclusive purpose of providing benefits to them under the client. The Committee will seek to consider the factors which may reasonably be expected to affect the value of the client’s investment.

(b) Decisions to Abstain. The Committee will determine whether to abstain from voting particular proxies or on particular issues. Any such decision must be made solely in the interests of the client.

B-1

APPENDIX C

Ratings Definitions

Below are summaries of the ratings definitions used by some of the rating organizations. Those ratings represent the opinion of the rating organizations as to the credit quality of the issues that they rate. The summaries are based upon publicly available information provided by the rating organizations.

Ratings of Long-Term Obligations and Preferred Stocks — The Fund utilizes ratings provided by rating organizations in order to determine eligibility of long-term obligations. The ratings described in this section may also be used for evaluating the credit quality for preferred stocks.

Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of bonds. The rating organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a bond.

The four highest Moody’s ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality and subject to the lowest level of credit risk. Obligations rated Aa are judged to be of high quality and subject to very low credit risk. Obligations rated A are judged to be upper-medium grade and subject to low credit risk. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and, as such, may possess certain speculative characteristics.

Moody’s ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to be speculative and subject to substantial credit risk. Obligations rated B are considered speculative and subject to high credit risk. Obligations rated Caa are judged to be of poor standing and subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest. Moody’s also appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

The four highest S&P Global ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by S&P Global and indicates that the obligor’s capacity to meet its financial commitments on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.

S&P Global ratings of BB, B, CCC, CC, C, SD, and D are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but S&P Global expects default to be a virtual certainty, regardless of the anticipated time to default. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher. An obligation rated SD (selective default) and D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due unless S&P Global believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also is used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer. An SD rating is assigned when S&P Global believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Fitch’s ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists, which can be utilized to help service financial commitments. Obligations rated B are deemed to be highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, the capacity for continued payment is vulnerable to deterioration in the business and economic environment. Obligations rated CCC indicate, for issuers and performing obligations, default is a real possibility. Obligations rated CC indicate, for issuers and performing obligations, default of some kind appears probable. Obligations rated C indicate exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; (c) the formal announcement by the issuer or their agent of a distressed debt exchange; or (d) a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent. Obligations rated RD indicate an issuer that, in Fitch Ratings’ opinion, has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations. Obligations rated D indicate an issuer that, in Fitch Ratings’ opinion, has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. “Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-Term IDR category, or to Long-Term IDR categories below B.

Ratings of Municipal Obligations — Moody’s ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels — MIG/VMIG 1, MIG/VMIG 2, MIG/VMIG 3, and SG. The MIG/VMIG 1 rating denotes superior credit quality, providing excellent protection through established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG/VMIG 2 rating denotes strong credit quality. Generally, MIG/VMIG 2 indicates that the margins of protection are ample, although not as large as in the preceding group. The MIG/VMIG 3 rating denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. An SG rating denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P Global uses SP-1, SP-2, SP-3, and D to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An obligor determined to possess a very strong capacity to pay the debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. A rating of SP-3 denotes a speculative capacity to pay principal and interest. A rating of D is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Ratings of Short-Term Obligations — Moody’s short-term ratings, designated as P-1, P-2, P-3, or NP, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 (Prime-1) is the highest short-term rating assigned by Moody’s and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term debt obligations. The rating P-2 (Prime-2) denotes an issuer (or supporting institution) that has a strong ability to repay short-term debt obligations. The rating P-3 (Prime-3) denotes an issuer (or supporting institution) that has an acceptable ability for repayment of senior short-term policyholder claims and obligations. The rating NP (Not Prime) denotes an issuer (or supporting institution) that does not fall within any of the Prime rating categories.

S&P Global short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. A short-term obligation rated A-1 is rated in the highest category by S&P Global and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. A short-term obligation rated SD and D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer. An SD rating is assigned when the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

Fitch Ratings’ short-term ratings have a time horizon of less than 13 months for most obligations, or up to three years for US public finance markets. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. A rating of F1 denotes an obligation of the highest short-term credit quality. It indicates the strongest intrinsic capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature. A rating of F2 denotes good short-term credit quality. It indicates a good intrinsic capacity for timely payment of financial commitments. A rating of F3 denotes fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate. A rating of B denotes an obligation that is of speculative short-term credit quality, indicating minimal capacity for timely payment of financial commitments as well as heightened vulnerability to near term adverse changes in financial and economic conditions. A rating of C denotes a high short-term default risk. Default is a real possibility. A rating of RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only, a rating of D indicates a broad-based default event for an entity or the default of a short-term obligation.

APPENDIX D

GLOSSARY

Act	Tax Cuts and Jobs Act enacted in December 2017
ADRs	American Depositary Receipts
Advisers Act	Investment Advisers Act of 1940, as amended
American Beacon or the Manager	American Beacon Advisors, Inc.
BDCs	Business Development Companies
Beacon Funds	American Beacon Funds
Board	Board of Trustees
Brexit	The United Kingdom’s departure from the European Union
CCO	Chief Compliance Officer
CD	Certificate of Deposit
CFTC	U.S. Commodity Futures Trading Commission
CPO	Commodity Pool Operator
Denial of Services	A cybersecurity incident that results in customers or employees being unable to access electronic systems
Dividends	Distributions of most or all of a Fund’s net investment income
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protection Act
EMU	The European Union’s Economic and Monetary Union
ETF	Exchange-Traded Fund
ETN	Exchange-Traded Note
EU	European Union
FINRA	Financial Industry Regulatory Authority, Inc.
Floaters	Floating Rate Debt Instruments
Forwards	Forward Currency Contracts
Holdings Policy	Policies and Procedures for Disclosure of Portfolio Holdings
Internal Revenue Code	Internal Revenue Code of 1986, as amended
Investment Company Act	Investment Company Act of 1940, as amended
IPO	Initial Public Offering
IRA	Individual Retirement Account
IRS	Internal Revenue Service
ISS	Institutional Shareholder Services
Junk Bonds	High yield, non-investment grade bonds
Management Agreement	The Fund’s Management Agreement with the Manager
Manager	American Beacon Advisors, Inc.
MLP	Master Limited Partnership
Moody’s	Moody’s Investors Service, Inc.
NAV	Fund’s net asset value
NDF	Non-deliverable forward contract
NSD	National Settlement Depository
NYSE	New York Stock Exchange
OTC	Over-the-Counter
PCAOB	Public Company Accounting Oversight Board
Proxy Policy	Proxy Voting Policy and Procedures
QDI	Qualified Dividend Income
REIT	Real Estate Investment Trust
REMICs	Real Estate Mortgage Investment Conduits

D-1

RIC	Regulated Investment Company
S&P Global	S&P Global Ratings
SAI	Statement of Additional Information
SEC	U.S. Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
State Street	State Street Bank and Trust Company
STRIPS	Separately traded registered interest and principal securities
Trust	American Beacon Funds
Trustee Retirement Plan	Trustee Retirement and Trustee Emeritus and Retirement Plan
UK	United Kingdom

D-2

PART C
OTHER INFORMATION

Item 28. Exhibits

Number		Exhibit Description
(a)	(1)	Amended and Restated Declaration of Trust, dated August 20, 2019, is incorporated by reference to Post-Effective Amendment No. 355, filed October 25, 2019 (“PEA No. 355”)
(2)

Certificates of Designation for American Beacon AHL Managed Futures Strategy Fund, American Beacon Bahl & Gaynor Small Cap Growth Fund, and American Beacon Global Evolution Frontier Markets Income Fund are incorporated by reference to Post-Effective Amendment No. 208, filed December 19, 2014

(3)

Certificates of Designation for American Beacon Bridgeway Large Cap Growth Fund and American Beacon Sound Point Floating Rate Income Fund, are incorporated by reference to Post-Effective Amendment No. 239, filed December 23, 2015

	(4)	Certificate of Designation for American Beacon Garcia Hamilton Quality Bond Fund, is incorporated by reference to Post-Effective Amendment No. 253, filed April 1, 2016
	(5)	Certificate of Designation for American Beacon ARK Disruptive Innovation Fund, is incorporated by reference to Post-Effective Amendment No. 266, filed November 9, 2016
	(6)	Certificate of Designation for American Beacon TwentyFour Strategic Income Fund, is incorporated by reference to Post-Effective Amendment No. 286, filed March 30, 2017
	(7)	Certificate of Designation for American Beacon ARK Transformational Innovation Fund, is incorporated by reference to Post-Effective Amendment No. 291, filed May 26, 2017
(8)

Certificate of Designation for American Beacon Shapiro Equity Opportunities Fund and American Beacon Shapiro SMID Cap Equity Fund, is incorporated by reference to Post-Effective Amendment No. 297, filed September 11, 2017 (“PEA No. 297”)

	(9)	Certificate of Designation for American Beacon Frontier Markets Income Fund, is incorporated by reference to Post-Effective Amendment No. 317, filed July 31, 2018 (“PEA No. 317”)
	(10)	Certificate of Designation for American Beacon AHL TargetRisk Fund, dated June 6, 2018, is incorporated by reference to Post-Effective Amendment No. 348, filed April 30, 2019 (“PEA No. 348”)
(11)

Certificate of Designation for American Beacon Tocqueville International Value Fund and American Beacon AHL TargetRisk Fund, dated September 10, 2018, is incorporated by reference to Post-Effective Amendment No. 321, filed October 17, 2018

	(12)	Certificate of Designation for American Beacon SSI Alternative Income Fund, dated March 5, 2019, is incorporated by reference to PEA No. 348
	(13)(i)	Certificate of Designation for American Beacon TwentyFour Short Term Bond Fund, dated December 2, 2019, is incorporated by reference to Post-Effective Amendment No. 358, filed December 23, 2019
(13)(ii)

Amended Certificate of Designation for American Beacon TwentyFour Sustainable Short Term Bond Fund, dated October 7, 2021, is incorporated by reference to Post-Effective Amendment No. 391, filed October 28, 2021 (“PEA No. 391”)

(14)

Certificate of Designation for American Beacon NIS Core Plus Bond Fund and American Beacon AHL TargetRisk Core Fund, dated August 17, 2020, is incorporated by reference to Post-Effective Amendment No. 377, filed September 10, 2020 (“PEA No. 377”)

(b)		Amended and Restated By-Laws, effective as of August 20, 2019, is incorporated by reference to PEA No. 355
(c)

Rights of holders of the securities being registered are contained in Articles III, VIII, X, XI and XII of the Registrant’s Amended and Restated Declaration of Trust and Articles II, III, VI, VII and VIII of the Registrant’s Amended and Restated By-Laws

(d)	(1)(A)

Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated April 4, 2016, is incorporated by reference to Post-Effective Amendment No. 258, filed May 19, 2016 (“PEA No. 258”)

(1)(B)

Amendment to Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated June 23, 2016, is incorporated by reference to Post-Effective Amendment No. 269, filed December 23, 2016 (“PEA No. 269”)

(1)(C)

Nineteenth Amendment to Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated August 2, 2021, is incorporated by reference to Post-Effective Amendment No. 389, filed August 27, 2021 (“PEA No. 389”)

	(1)(D)	Management Agreement between American Beacon Cayman Managed Futures Strategy Fund, Ltd. and American Beacon Advisors, Inc., dated April 30, 2015, is incorporated by reference to PEA No. 269
(1)(E)

Management Agreement between American Beacon Cayman TargetRisk Company, Ltd. and American Beacon Advisors, Inc., dated December 31, 2018, is incorporated by reference to Post-Effective Amendment No. 341, filed January 18, 2019

2

Number	Exhibit Description
(2)(A)(i)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Barrow, Hanley, Mewhinney & Strauss, LLC, dated November 17, 2020, is incorporated by reference to Post-Effective Amendment No. 384, filed December 29, 2020

(2)(A)(ii)

Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Barrow, Hanley, Mewhinney & Strauss, LLC, dated February 9, 2022, is incorporated by reference to Post-Effective Amendment No. 394, filed April 29, 2022 (“PEA No. 394”)

(2)(B)(i)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Brandywine Global Investment Management, LLC, with respect to the American Beacon Small Cap Value Fund, dated July 31, 2020, is incorporated by reference to Post-Effective Amendment No. 392, filed December 27, 2021 (“PEA No. 392”)

(2)(B)(ii)

Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Brandywine Global Investment Management, LLC, with respect to the American Beacon Small Cap Value Fund, dated January 1, 2022, is incorporated by reference to Post-Effective Amendment No. 393, filed February 28, 2022 (“PEA No. 393”)

(2)(C)(i)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Causeway Capital Management LLC, dated April 30, 2015, is incorporated by reference to Post-Effective Amendment No. 231, filed October 1, 2015 (“PEA No. 231”)

(2)(C)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Causeway Capital Management LLC, dated January 1, 2016, is incorporated by reference to PEA No. 355

(2)(D)(i)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Hotchkis and Wiley Capital Management LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(D)(ii)

Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Hotchkis and Wiley Capital Management LLC, dated September 13, 2017, is incorporated by reference to PEA No. 355

(2)(D)(iii)

Second Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Hotchkis and Wiley Capital Management LLC, dated February 9, 2022, is incorporated by reference to PEA No. 394

(2)(E)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Lazard Asset Management LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(F)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Pzena Investment Management, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(G)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Zebra Capital Management, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(H)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Strategic Income Management, LLC, dated August 31, 2015, is incorporated by reference to PEA No. 355
(2)(I)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Massachusetts Financial Services Company, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(J)(i)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Stephens Investment Management Group, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(J)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Stephens Investment Management Group, LLC, dated July 1, 2018, is incorporated by reference to PEA No. 355

(2)(J)(iii)

Second Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Stephens Investment Management Group, LLC, dated September 1, 2019, is incorporated by reference to PEA No. 355

(2)(K)(i)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Bridgeway Capital Management, Inc., dated April 30, 2015, is incorporated by reference to Post-Effective Amendment No. 228, filed August 28, 2015

(2)(K)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Bridgeway Capital Management, Inc., dated January 28, 2016, is incorporated by reference to Post-Effective Amendment No. 245, filed February 4, 2016

(2)(L)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and The London Company of Virginia, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(M)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Global Evolution USA, LLC, dated June 28, 2018, is incorporated by reference to PEA No. 317
(2)(N)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and AHL Partners LLP, dated April 30, 2015, is incorporated by reference to PEA No. 231

3

Number		Exhibit Description
(2)(N)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and AHL Partners LLP, dated November 7, 2018, is incorporated by reference to Post-Effective Amendment No. 331, filed December 21, 2018 (“PEA No. 331”)

(2)(N)(iii)

Second Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and AHL Partners LLP, dated November 3, 2020, is incorporated by reference to Post-Effective Amendment No. 383, filed December 14, 2020 (“PEA No. 383”)

	(2)(O)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Bahl & Gaynor, Inc., dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(P)(i)

Investment Advisory Agreement among American Beacon Cayman Managed Futures Strategy Fund, Ltd., American Beacon Advisors, Inc., and AHL Partners LLP, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(P)(ii)

First Amendment to Investment Advisory Agreement among American Beacon Cayman Managed Futures Strategy Fund, Ltd., American Beacon Advisors, Inc., and AHL Partners LLP, dated November 7, 2018, is incorporated by reference to PEA No. 331

(2)(Q)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Sound Point Capital Management, LP, dated December 9, 2015, is incorporated by reference to Post-Effective Amendment No. 237, filed December 9, 2015

	(2)(R)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and WEDGE Capital Management, L.L.P., dated April 30, 2015, is incorporated by reference to PEA No. 231
	(2)(S)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Garcia Hamilton & Associates, L.P., dated March 29, 2016, is incorporated by reference to PEA No. 258
(2)(T)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and ARK Investment Management LLC, dated January 23, 2017, is incorporated by reference to Post-Effective Amendment No. 275, filed January 25, 2017

	(2)(U)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and TwentyFour Asset Management (US) LP, dated August 24, 2021, is incorporated by reference to PEA No. 389
	(2)(V)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Shapiro Capital Management, LLC, dated September 5, 2017, is incorporated by reference to PEA No. 297
(2)(W)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Newton Investment Management North America, LLC, dated August 31, 2021, is incorporated by reference to PEA No. 391

	(2)(X)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Aberdeen Asset Managers Limited, dated June 14, 2018, is incorporated by reference to PEA No. 317
(2)(Y)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Tocqueville Asset Management, L.P., dated September 13, 2018, is incorporated by reference to Post-Effective Amendment No. 322, filed October 22, 2018

(2)(Z)

Investment Advisory Agreement among American Beacon Cayman TargetRisk Company, Ltd., American Beacon Advisors, Inc., and AHL Partners LLP, dated November 7, 2018, is incorporated by reference to PEA No. 331

	(2)(AA)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and SSI Investment Management LLC, dated May 31, 2019, is incorporated by reference to PEA No. 355
(2)(BB)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and American Century Investment Management, Inc., dated January 7, 2020, is incorporated by reference to PEA No. 362, filed February 14, 2020 (“PEA No. 362”)

(2)(CC)

Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and National Investment Services of America, LLC, dated August 21, 2020, is incorporated by reference to PEA No. 377

	(2)(DD)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and DePrince, Race & Zollo, Inc., dated January 26, 2022, is incorporated by reference to PEA No. 394
(e)	(1)

Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated March 1, 2018, is incorporated by reference to Post-Effective Amendment No. 312, filed March 28, 2018 (“PEA No. 312”)

(2)

First Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated March 1, 2018, is incorporated by reference to PEA No. 312

(3)

Second Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated June 15, 2018, is incorporated by reference to Post-Effective Amendment No. 319, filed September 14, 2018 (“PEA No. 319”)

(4)

Third Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated December 6, 2018, is incorporated by reference to Post-Effective Amendment No. 329, filed December 17, 2018

(5)

Fourth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated April 22, 2019, is incorporated by reference to PEA No. 348

4

Number		Exhibit Description
(6)

Fifth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated May 17, 2019, is incorporated by reference to PEA No. 355

(7)

Sixth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated August 20, 2019, is incorporated by reference to PEA No. 355

(8)

Seventh Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated October 15, 2019, is incorporated by reference to Post-Effective Amendment No. 357, filed November 22, 2019 (“PEA No. 357”)

(9)

Eighth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated January 13, 2020, is incorporated by reference to PEA No. 362

(10)

Ninth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated April 30, 2020, is incorporated by reference to Post-Effective Amendment No. 368, filed May 28, 2020 (“PEA No. 368”)

(11)

Tenth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated July 31, 2020, is incorporated by reference to Post-Effective Amendment No. 374, filed on August 28, 2020 (“PEA No. 374”)

(12)

Eleventh Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated September 10, 2020, is incorporated by reference to PEA No. 377

(13)

Twelfth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated November 2, 2020, is incorporated by reference to PEA No. 383

(14)

Thirteenth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated February 1, 2021, is incorporated by reference to Post-Effective Amendment No. 386, filed February 25, 2021 (“PEA No. 386”)

(15)

Fourteenth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated July 16, 2021, is incorporated by reference to PEA No. 389

(16)

Fifteenth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated October 11, 2021, is incorporated by reference to PEA No. 391

(f)		Bonus, profit sharing or pension plans – (none)
(g)	(1)

Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 1, 1997, is incorporated by reference to Post-Effective Amendment No. 24, filed February 27, 1998 (“PEA No. 24”)

	(2)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated May 9, 2019, is incorporated by reference to Post-Effective Amendment No. 353, filed May 30, 2019
	(3)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated May 13, 2019, is incorporated by reference to PEA No. 355
	(4)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated October 15, 2019, is incorporated by reference to PEA No. 357
	(5)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, effective January 22, 2020, is incorporated by reference to PEA No. 362
	(6)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated April 15, 2020, is incorporated by reference to PEA No. 368
	(7)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated July 31, 2020, is incorporated by reference to PEA No. 374
	(8)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated August 27, 2020, is incorporated by reference to PEA No. 377
(9)

Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated October 8, 2020, is incorporated by reference to Post-Effective Amendment No. 381, filed October 28, 2020 (“PEA No. 381”)

	(10)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, effective November 2, 2020, is incorporated by reference to PEA No. 383
	(11)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, effective August 3, 2021, is incorporated by reference to PEA No. 389
(h)	(1)(A)	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company, dated January 1, 1998, is incorporated by reference to PEA No. 24
(1)(B)

Amendment to Transfer Agency and Service Agreement regarding anti-money laundering procedures, dated September 24, 2002, is incorporated by reference to Post-Effective Amendment No. 42, filed February 28, 2003

5

Number	Exhibit Description
(1)(C)	Amendment to Transfer Agency and Service Agreement to replace fee schedule, dated March 26, 2004, is incorporated by reference to Post-Effective Amendment No. 64, filed March 1, 2007
(1)(D)	Amendment to Transfer Agency and Service Agreement, dated January 17, 2017, is incorporated by reference to Post-Effective Amendment No. 278, filed February 28, 2017
(1)(E)	Amendment to Transfer Agency and Service Agreement, dated September 11, 2017, is incorporated by reference to Post-Effective Amendment No. 298, filed September 15, 2017
(1)(F)	Amendment to Transfer Agency and Service Agreement, dated October 16, 2017, is incorporated by reference to Post-Effective Amendment No. 303, filed November 14, 2017
(1)(G)

Amendment to and Assignment of Transfer Agency and Service Agreement from State Street Bank and Trust Company to Boston Financial Data Services, Inc., dated September 5, 2017, is incorporated by reference to Post-Effective Amendment No. 313, filed April 25, 2018

(1)(H)	Amendment to Transfer Agency and Service Agreement, dated July 30, 2018, is incorporated by reference to PEA No. 319
(1)(I)	Amendment to Transfer Agency and Service Agreement, dated November 16, 2018, is incorporated by reference to Post-Effective Amendment No. 330, filed December 21, 2018
(1)(J)	Amendment to Transfer Agency and Service Agreement, dated February 25, 2019, is incorporated by reference to PEA No. 348
(1)(K)	Amendment to Transfer Agency and Service Agreement, dated October 31, 2019, is incorporated by reference to PEA No. 357
(1)(L)	Amendment to Transfer Agency and Service Agreement, dated January 13, 2020, is incorporated by reference to PEA No. 362
(1)(M)	Amendment to Transfer Agency and Service Agreement, dated February 18, 2020, is incorporated by reference to Post-Effective Amendment No. 364, filed February 28, 2020
(1)(N)	Amendment to Transfer Agency and Service Agreement, dated April 30, 2020, is incorporated by reference to PEA No. 368
(1)(O)	Amendment to Transfer Agency and Service Agreement, dated June 30, 2020, is incorporated by reference to PEA No. 374
(1)(P)	Amendment to Transfer Agency and Service Agreement, dated August 25, 2020, is incorporated by reference to PEA No. 377
(1)(Q)	Amendment to Transfer Agency and Service Agreement, dated October 27, 2020, is incorporated by reference to PEA No. 381
(1)(R)	Amendment to Transfer Agency and Service Agreement, dated October 30, 2020, is incorporated by reference to PEA No. 383
(1)(S)	Amendment to Transfer Agency and Service Agreement, dated January 11, 2021, is incorporated by reference to Post-Effective Amendment No. 385, filed January 29, 2021
(1)(T)	Amendment to Transfer Agency and Service Agreement, dated July 12, 2021, is incorporated by reference to PEA No. 389
(1)(U)	Amendment to Transfer Agency and Service Agreement, dated September 27, 2021, is incorporated by reference to PEA No. 391
(2)(A)

Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and American Beacon Advisors, Inc., dated April 30, 2017, is incorporated by reference to PEA No. 381

(2)(B)

First Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and American Beacon Advisors, Inc., dated May 8, 2018, is incorporated by reference to PEA No. 381

(2)(C)

Second Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and American Beacon Advisors, Inc., dated August 26, 2018, is incorporated by reference to PEA No. 381

(2)(D)

Third Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated March 26, 2019, is incorporated by reference to PEA No. 381

6

Number	Exhibit Description
(2)(E)

Fourth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated October 15, 2019, is incorporated by reference to PEA No. 381

(2)(F)

Fifth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated January 13, 2020, is incorporated by reference to PEA No. 381

(2)(G)

Sixth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective April 30, 2020, is incorporated by reference to PEA No. 381

(2)(H)

Seventh Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective July 31, 2020, is incorporated by reference to PEA No. 381

(2)(I)

Eighth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective September 10, 2020, is incorporated by reference to PEA No. 381

(2)(J)

Ninth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective September 30, 2020, is incorporated by reference to PEA No. 381

(2)(K)

Tenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective November 2, 2020, is incorporated by reference to PEA No. 383

(2)(L)

Eleventh Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective August 2, 2021, is incorporated by reference to PEA No. 389

(2)(M)

Twelfth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective May 23, 2022, is incorporated by reference to Post-Effective Amendment No. 395, filed May 27, 2022 (“PEA No. 395”)

(3)(A)

Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated February 16, 2017, is incorporated by reference to Post-Effective Amendment No. 300, filed October 23, 2017 (“PEA No. 300”)

(3)(B)

Joinder and First Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated June 21, 2017, is incorporated by reference to PEA No. 300

(3)(C)

Second Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated September 18, 2017, is incorporated by reference to PEA No. 300

(3)(D)

Third Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated December 31, 2018, is incorporated by reference to Post-Effective Amendment No. 351, filed May 15, 2019

(3)(E)

Fourth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated September 6, 2019, is incorporated by reference to PEA No. 374

(3)(F)	Fifth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated May 12, 2020, is incorporated by reference to PEA No. 368
(3)(G)

Sixth Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated May 27, 2020, is incorporated by reference to Post-Effective Amendment No. 370, filed June 18, 2020

(4)	Administration Agreement between American Beacon Cayman Managed Futures Strategy Fund, Ltd. and American Beacon Advisors, Inc., dated April 30, 2015, is incorporated by reference to PEA No. 269
(5)(A)

Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, dated June 10, 2019, is incorporated by reference to PEA No. 357

7

Number		Exhibit Description
(5)(B)

First Amendment to Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, effective April 30, 2020, is incorporated by reference to PEA No. 368

	(6)	Service Plan Agreement for the American Beacon Funds Investor Class, dated March 6, 2009, is incorporated by reference to Post-Effective Amendment No. 77, filed August 3, 2009
(7)

Service Plan Agreement for the American Beacon Funds Advisor Class (formerly known as the AAdvantage Funds Service Class), dated May 1, 2003, is incorporated by reference to Post-Effective Amendment No. 45, filed May 1, 2003 (“PEA No. 45”)

	(8)(A)	Service Plan Agreement for the American Beacon Funds A Class, dated February 16, 2010, is incorporated by reference to Post-Effective Amendment No. 84, filed March 16, 2010
	(8)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds A Class, effective October 11, 2021, is incorporated by reference to PEA No. 391
	(9)(A)	Service Plan Agreement for the American Beacon Funds C Class, dated May 25, 2010, is incorporated by reference to Post-Effective Amendment No. 90, filed June 15, 2010 (“PEA No. 90”)
	(9)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds C Class, effective October 11, 2021, is incorporated by reference to PEA No. 391
	(10)(A)	Fee Waiver/Expense Reimbursement Agreement for American Beacon NIS Core Plus Bond Fund, dated April 30, 2022, is incorporated by reference to PEA No. 395
(10)(B)

Fee Waiver/Expense Reimbursement Agreement for American Beacon SiM High Yield Opportunities Fund, American Beacon Sound Point Floating Rate Income Fund, American Beacon The London Company Income Equity Fund and American Beacon Zebra Small Cap Equity Fund, dated November 10, 2021, is incorporated by reference to PEA No. 392

(10)(C)

Fee Waiver/Expense Reimbursement Agreement for American Beacon Garcia Hamilton Quality Bond Fund, American Beacon International Equity Fund, American Beacon Mid-Cap Value Fund and American Beacon Tocqueville International Value Fund, dated January 11, 2022, is incorporated by reference to PEA No. 393

(10)(D)

Fee Waiver/Expense Reimbursement Agreement for American Beacon AHL Managed Futures Strategy Fund, American Beacon AHL TargetRisk Fund, American Beacon AHL TargetRisk Core Fund, American Beacon Bahl & Gaynor Small Cap Growth Fund, American Beacon Bridgeway Large Cap Growth Fund, American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund, dated March 3, 2022, is incorporated by reference to PEA No. 394

	(10)(E)	Fee Waiver Agreement for American Beacon Bridgeway Large Cap Value Fund, dated April 30, 2022, is incorporated by reference to PEA No. 394
(10)(F)

Fee Waiver/Expense Reimbursement Agreement for American Beacon ARK Transformational Innovation Fund, American Beacon Shapiro Equity Opportunities Fund Y Class, R5 Class and Investor Class Shares, American Beacon SSI Alternative Income Fund, American Beacon TwentyFour Strategic Income Fund and American Beacon TwentyFour Sustainable Short Term Bond Fund, dated August 24, 2021, is incorporated by reference to PEA No. 391

	(10)(G)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Shapiro Equity Opportunities Fund A Class and C Class Shares, dated August 24, 2021, is incorporated by reference to PEA No. 391
	(10)(H)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Shapiro SMID Cap Equity Fund – (to be filed by amendment)
	(10)(I)	Fee Waiver Agreement for American Beacon Sound Point Floating Rate Income Fund, dated January 1, 2022, is incorporated by reference to PEA No. 392
(i)		Opinion and consent of counsel — (to be filed by amendment)
(j)		Consent of Independent Registered Public Accounting Firm — (to be filed by amendment)
(k)		Financial statements omitted from prospectus — (none)
(l)		Letter of Investment Intent, is incorporated by reference to Post-Effective Amendment No. 23, filed December 18, 1997
(m)	(1)	Distribution Plan pursuant to Rule 12b-1 for the Advisor Class (formerly known as the Service Class), dated May 1, 2003, is incorporated by reference to PEA No. 45
	(2)(A)	Distribution Plan pursuant to Rule 12b-1 for the A Class, dated February 16, 2010, is incorporated by reference to Post-Effective Amendment No. 88, filed May 17, 2010
	(2)(B)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the A Class, effective October 11, 2021, is incorporated by reference to PEA No. 391
	(3)(A)	Distribution Plan pursuant to Rule 12b-1 for the C Class, dated May 25, 2010, is incorporated by reference to PEA No. 90
	(3)(B)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the C Class, effective October 11, 2021, is incorporated by reference to PEA No. 391

8

Number		Exhibit Description
(n)		Amended and Restated Plan Pursuant to Rule 18f-3, dated November 12, 2019, is incorporated by reference to PEA No. 391
(p)	(1)

Code of Ethics of American Beacon Advisors, Inc., American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, and Resolute Investment Distributors, Inc., dated April 7, 2022, is incorporated by reference to PEA No. 394

	(2)	Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, Inc., dated December 31, 2018, as revised December 31, 2020, is incorporated by reference to PEA No. 393
	(3)	Code of Ethics of Brandywine Global Investment Management, LLC, dated October 2020, is incorporated by reference to PEA No. 386
	(4)	Code of Ethics of Causeway Capital Management LLC, dated April 25, 2005, as revised June 30, 2022 - (filed herewith)
	(5)	Code of Ethics of Hotchkis and Wiley Capital Management, LLC, dated September 1, 2021, is incorporated by reference to PEA No. 393
	(6)	Code of Ethics and Personal Investment Policy of Lazard Asset Management LLC, is incorporated by reference to PEA No. 393
	(7)	Code of Business Conduct and Ethics of Pzena Investment Management, LLC, as revised June 2020, is incorporated by reference to PEA No. 386
	(8)	Code of Conduct for The Bank of New York Mellon Corporation, parent company of Newton Investment Management North America, LLC, dated November 2020, is incorporated by reference to PEA No. 391
	(9)	Code of Ethics of Zebra Capital Management, LLC, effective as of September 1, 2021, is incorporated by reference to PEA No. 392
	(10)	Code of Ethics of Strategic Income Management, LLC, dated September 2021, is incorporated by reference to PEA No. 392
	(11)	Code of Ethics of Massachusetts Financial Services Co., dated October 15, 2021, is incorporated by reference to PEA No. 393
	(12)	Code of Ethics for Stephens Investment Management Group, LLC, dated November 2021, is incorporated by reference to PEA No. 394
	(13)	Code of Ethics for Bridgeway Capital Management, Inc., dated April 1, 2021, is incorporated by reference to PEA No. 394
	(14)	Code of Ethics for The London Company of Virginia, LLC, is incorporated by reference to PEA No. 392
	(15)	Code of Ethics for Global Evolution USA, LLC, dated January 2021, is incorporated by reference to Post-Effective Amendment No. 388, filed May 27, 2021
	(16)	Code of Ethics for AHL Partners LLP, dated May 2020, is incorporated by reference to Post-Effective Amendment No. 387, filed April 29, 2021
	(17)	Code of Ethics for Bahl & Gaynor, Inc., dated January 17, 2022, is incorporated by reference to PEA No. 394
	(18)	Code of Ethics for Sound Point Capital Management, LP, is incorporated by reference to PEA No. 392
	(19)	Code of Ethics for Garcia Hamilton & Associates, L.P., dated January 2018, is incorporated by reference to Post-Effective Amendment No. 344, filed February 28, 2019
	(20)	Code of Ethics for ARK Investment Management LLC, as amended June 1, 2021, is incorporated by reference to PEA No. 391
	(21)	Code of Ethics for TwentyFour Asset Management (US) LP, is incorporated by reference to PEA No. 391
	(22)	Code of Ethics for WEDGE Capital Management L.L.P., dated February 6, 2020, is incorporated by reference to PEA No. 393
	(23)	Code of Ethics for Shapiro Capital Management, LLC, is incorporated by reference to PEA No. 391
	(24)	Code of Ethics for Aberdeen Asset Managers Limited, dated May 2022, is incorporated by reference to PEA No. 395
	(25)	Code of Ethics for Tocqueville Asset Management, L.P., adopted November 11, 1986, as revised January 15, 2017, is incorporated by reference to PEA No. 386
	(26)	Code of Ethics for SSI Investment Management LLC, dated June 18, 2021, is incorporated by reference to PEA No. 391
	(27)	Code of Ethics for American Century Investment Management, Inc., dated October 29, 1999, as revised January 1, 2021, is incorporated by reference to PEA No. 386
	(28)	Code of Ethics for National Investment Services of America, LLC, dated May 2022 - (filed herewith)
	(29)	Code of Ethics for DePrince, Race & Zollo, Inc., dated August 2020, is incorporated by reference to PEA No. 394
Other Exhibits

9

Number	Exhibit Description

Powers of Attorney for Trustees of American Beacon Funds, American Beacon Select Funds and American Beacon Institutional Funds Trust, effective as of January 31, 2022, are incorporated by reference to PEA No. 393

Item 29. Persons Controlled by or under Common Control with Registrant

The Trust through the American Beacon AHL Managed Futures Strategy Fund, a separate series of the Trust, wholly owns and controls the American Beacon Cayman Managed Futures Strategy Fund, Ltd. (“Managed Futures Subsidiary”), a company organized under the laws of the Cayman Islands. The Managed Futures Subsidiary’s financial statements will be included, on a consolidated basis, in the American Beacon AHL Managed Futures Strategy Fund’s annual and semi-annual reports to shareholders.

The Trust through the American Beacon AHL TargetRisk Fund, a separate series of the Trust, wholly owns and controls the American Beacon Cayman TargetRisk Company, Ltd. (“TargetRisk Subsidiary”), a company organized under the laws of the Cayman Islands. The TargetRisk Subsidiary’s financial statements will be included, on a consolidated basis, in the American Beacon AHL TargetRisk Fund’s annual and semi-annual reports to shareholders.

Item 30. Indemnification

Article XI of the Amended and Restated Declaration of Trust of the Trust provides that:

Limitation of Liability

Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, and shall not be liable for errors of judgment or mistakes of fact or law, but nothing contained herein shall protect any Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification

Section 2.

(a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust and each series to the fullest extent permitted by law, including the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof;

(ii) subject to the provisions of this Section 2, each Covered Person shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the records, books and accounts of the Trust or, as applicable, any Series, upon an opinion or other advice of legal counsel, or upon reports made or advice given to the Trust or, as applicable, any Series, by any Trustee or any of its officers, employees, or a service provider selected with reasonable care by the Trustees or officers of the Trust, regardless of whether the person rendering such report or advice may also be a Trustee, officer or employee of the Trust or, as applicable, any Series.

(iii) as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b) To the extent required under the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, but only to such extent no indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; or

(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Covered Person and shall inure to the benefit of the heirs, executors and administrators of such Covered Person. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person.

(d) To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

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(e) To the maximum extent permitted by applicable law, including Section 17(h) of the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 shall be paid by the Trust or the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or a Series, as applicable, if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission.

According to Article XII, Section 1 of the Amended and Restated Declaration of Trust, nothing in the Amended and Restated Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article V, Section 5 provides that, subject to the provisions of Article XI, the Trustees shall not be liable for any act or omission in accordance with certain advice of counsel or other experts or for failing to follow such advice. Article XI, Section 1 provides that the Trustees are not liable for errors of judgment or mistakes of fact or law, but a Trustee is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Numbered Paragraph 10 of the Management Agreement provides that:

10. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to a Trust or acting in any business of a Trust, to be rendering such services to or acting solely for a Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and, therefore, nothing in this Agreement is intended to limit the obligations of the Manager under such laws. This Paragraph 10 does not in any manner preempt any separate written indemnification commitments made by the Manager with respect to any matters encompassed by this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Aberdeen Asset Managers Limited provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of and to the extent of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with AHL Partners LLP provides, in relevant part, that:

9. Liability. The Adviser shall have no liability to the Trust, its shareholders, the Manager or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities or commodities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement, relating to its trading activities or information provided to the Manager regarding the Adviser, by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and therefore, nothing in this Agreement is intended to limit the obligations of the Adviser under such laws.

Numbered Paragraph 9 of the Investment Advisory Agreement with American Century Investment Management, Inc. provides, in relevant part, that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with ARK Investment Management LLC provides, in relevant part, that:

9. Liability of the Parties. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person of the Adviser within the meaning of Section

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2(a)(3) of the Investment Company Act (“Affiliated Person”), and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager (“Controlling Person”), against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such Affiliated Person or Controlling Person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust or the Funds that may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any Affiliate Person acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

The Manager agrees to indemnify and hold harmless, the Adviser, any Affiliated Person of the Adviser, and each Controlling Person of the Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or its Affiliated Persons or Controlling Person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust or the Funds that may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard by the Manager or by any of its directors, officers, employees, agents, or any Affiliated Person acting on behalf of the Manager of the Manager’s obligations and/or duties under its agreements with the Trust or the Funds. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Bahl & Gaynor, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Barrow, Hanley, Mewhinney & Straus, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 11 of the Investment Advisory Agreement with Brandywine Global Investment Management, LLC provides that:

11. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Bridgeway Capital Management, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders, the Manager or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Manager shall indemnify the Adviser, its officers, directors and employees, and each person, if any, who, within the meaning of the Securities Act of 1933, controls the Adviser, for any liability and expenses, including without limitation, reasonable attorneys’ fees and expenses, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder.

Numbered Paragraph 8 of the Investment Advisory Agreement with Causeway Capital Management LLC provides that:

8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with DePrince, Race & Zollo, Inc. provides that:

9. Liability of Adviser; Indemnification. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser shall not be protected against any liability to, and shall indemnify and hold harmless, the Trust and its shareholders, the Manager, any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, however arising out of or in connection with the performance of the Adviser’s responsibilities to the Trust which may be based upon: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser; or (ii) any untrue statement of a material fact contained in the Trust’s prospectus and statement of additional information applicable to a Fund, or any other Trust filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Fund, the Trust or the Manager, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Garcia Hamilton & Associates, L.P. provides that:

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9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Global Evolution USA, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Hotchkis and Wiley Capital Management, LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with Lazard Asset Management LLC provides that:

8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Massachusetts Financial Services Co. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with National Investment Services of America, LLC provides that

9. (a) Liability of Adviser and Indemnification by Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Trust and its shareholders, the Manager, any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act, from and against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, however arising out of or in connection with the performance of the Adviser’s responsibilities to the Trust which may be based upon: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser, or (ii) any untrue statement of a material fact contained in the Trust’s prospectus and statement of additional information applicable to a Fund, or any other Trust filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Fund, the Trust or the Manager, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Newton Investment Management North America, LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Pzena Investment Management, LLC provides that:

9. Liability of Adviser. The Adviser shall not be liable for any action taken or omitted to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Manager. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Shapiro Capital Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the

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Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Sound Point Capital Management, LP provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Form of Investment Advisory Agreement with SSI Investment Management LLC provides that:

9. Liability of Adviser and Manager. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement. Each of the Adviser and the Manager agrees to indemnify and hold harmless, the other party, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the other party, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the other party or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the indemnifying party’s responsibilities to the Trust based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the indemnifying party’s obligations and/or duties under this Agreement by the indemnifying party or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the indemnifying party. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Stephens Investment Management Group, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Strategic Income Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with The London Company of Virginia, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Tocqueville Asset Management, L.P. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with TwentyFour Asset Management (US) LP provides that:

9. Liability. The Adviser, including its officers, directors, employees and agents shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, its officers, directors, employees and agents (each such person, a “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and related expenses) (“Losses”), to which a Manager Indemnified Persons may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser, provided, however that the Manager’s obligation under this paragraph 9 shall be reduced to the extent that the Losses experienced by a Manager Indemnified Person are caused by or are otherwise directly related to a Manager Indemnified Person’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under this Agreement.

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The Manager, including its officers, directors, employees and agents shall have no liability to the Adviser, its shareholders or any third party arising out of or related to this Agreement, provided however, the Manager agrees to indemnify and hold harmless, the Adviser, its officers, directors, employees and agents (each such person, an “Adviser Indemnified Persons”) against any and all Losses, to which an Adviser Indemnified Persons may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust, its shareholders or any third party, provided, however that the Manager’s obligation under this paragraph 9 shall be reduced to the extent that the Losses experienced by an Adviser Indemnified Person are caused by or are otherwise directly related to an Adviser Indemnified Person’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under this Agreement.

Without limiting the generality of the foregoing, neither the Adviser nor the Manager will be liable for any indirect, special, incidental or consequential damage.

The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with WEDGE Capital Management L.L.P. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Zebra Capital Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Section 4.2 of the Distribution Agreement provides that:

(a) Notwithstanding anything in this Agreement to the contrary, Resolute shall not be responsible for, and the Client shall on behalf of each applicable Fund or Class thereof, indemnify and hold harmless Resolute, its employees, directors, officers and managers and any person who controls Resolute within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (for purposes of this Section 4.2(a), “Resolute Indemnitees”) from and against, any and all losses, damages, costs, charges, reasonable counsel fees, payments, liabilities and other expenses of every nature and character (including, but not limited to, direct and indirect reasonable reprocessing costs) arising out of or attributable to all and any of the following (for purposes of this Section 4.2(a), a “Resolute Claim”)

(i) any material action (or omission to act) of Resolute or its agents taken in connection with this Agreement; provided, that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Resolute, or its affiliates, of its duties and obligations under this Agreement;

(ii) any untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Client in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of Resolute;

(iii) any material breach of the Clients’ agreements, representations, warranties, and covenants in Sections 2.9 and 5.2 of this Agreement; or

(iv) the reliance on or use by Resolute or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Client or any agent of the Client, including but not limited to any Predecessor Records provided pursuant to Section 2.9(b).

(b) Resolute will indemnify, defend and hold the Client and their several officers and members of their Governing Bodies and any person who controls the Client within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (collectively, the “Client Indemnitees” and, with the Resolute Indemnitees, an “Indemnitee”), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon all and any of the following (for purposes of this Section 4.2(c), a “Client Claim” and, with a Resolute Claim, a “Claim”):

(i) any material action (or omission to act) of Resolute or its agents taken in connection with this Agreement, provided that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Resolute, or its affiliates, of its duties and obligations under this Agreement.

(ii) any untrue statement of a material fact contained in the Registration Statement or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Client in writing in connection with the preparation of the Registration Statement by or on behalf of Resolute; or

(iii) any material breach of Resolute’s agreements, representations, warranties and covenants set forth in Section 2.4 and 5.1 hereof.

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(c) The Client or Resolute (for purpose of this Section 4.2(d), an “Indemnifying Party”) may assume the defense of any suit brought to enforce any Resolute Claim or Client Claim, respectively, and may retain counsel chosen by the Indemnifying Party and approved by the other Party, which approval shall not be unreasonably withheld or delayed. The Indemnifying Party shall advise the other Party that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Indemnifying Party assumes the defense of any such suit and retains counsel, the other Party shall bear the fees and expenses of any additional counsel that they retain. If the Indemnifying Party does not assume the defense of any such suit, or if other Party does not approve of counsel chosen by the Indemnifying Party, or if the other Party has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Indemnifying Party, the Indemnifying Party will reimburse any Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that the Indemnitee retains. An Indemnitee shall not settle or confess any claim without the prior written consent of the applicable Client, which consent shall not be unreasonably withheld or delayed.

(d) An Indemnifying Party’s obligation to provide indemnification under this section is conditioned upon the Indemnifying Party receiving notice of any action brought against an Indemnitee within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the Person or Persons against whom the action is brought. The failure to provide such notice shall not relieve the Indemnifying Party of any liability that it may have to any Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(e) The provisions of this section and the parties’ representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by Resolute. The indemnification provisions of this section will inure exclusively to the benefit of each person that may be an Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

Section 4.3 of the Distribution Agreement provides that:

Notwithstanding anything in this Agreement to the contrary, except as specifically set forth below:

(a) Neither Party shall be liable for losses, delays, failure, errors, interruption or loss of data occurring directly or indirectly by reason of circumstances beyond its reasonable control, including, without limitation, acts of God; action or inaction of civil or military authority; public enemy; war; terrorism; riot; fire; flood; sabotage; epidemics; labor disputes; civil commotion; interruption, loss or malfunction of utilities, transportation, computer or communications capabilities; insurrection; or elements of nature;

(b) Neither Party shall be liable for any consequential, special or indirect losses or damages suffered by the other Party, whether or not the likelihood of such losses or damages was known by the Party;

(c) No affiliate, director, officer, employee, manager, shareholder, partner, agent, counsel or consultant of either Party shall be liable at law or in equity for the obligations of such Party under this Agreement or for any damages suffered by the other Party related to this Agreement;

(d) There are no third-party beneficiaries of this Agreement;

(e) Each Party shall have a duty to mitigate damages for which the other Party may become responsible;

(f) The assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund, and no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise; and in asserting any rights or claims under this Agreement, Resolute shall look only to the assets and property of the Fund to which Resolute’s rights or claims relate in settlement of such rights or claims; and

(g) Each Party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Supplemental Limited Indemnification from the Manager

ABA shall indemnify and hold harmless Indemnitee, in his or her individual capacity, from and against any cost, asserted claim, liability or expense, including reasonable legal fees (collectively, “Liability”) based upon or arising out of (i) any duty of ABA under the Management Agreement (including ABA’s failure or omission to perform such duty), and (ii) any liability or claim against Indemnitee arising pursuant to Section 11 of the Securities Act of 1933, as amended, Rule 10b-5 under the Securities Exchange Act of 1934, as amended, and any similar or related federal, state or common law statutes, rules or interpretations. ABA’s indemnification obligations under this Letter Agreement shall be limited to civil and administrative claims or proceedings.

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Item 31.I. Business and Other Connections of Investment Manager

American Beacon Advisors, Inc. (the “Manager”) offers investment management and administrative services to the Registrant. It acts in the same capacity to other investment companies, including those listed below.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of American Beacon Advisors, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections
Sonia L. Bates; Assistant Treasurer

Principal Accounting Officer and Treasurer, American Beacon Funds Complex; Director, Fund and Tax Reporting, Resolute investment Services, Inc.; Assistant Treasurer, American Private Equity Management, LLC; Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd.; Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Treasurer, American Beacon Cayman TargetRisk Company, Ltd.

Rosemary K. Behan; Senior Vice President, Secretary and General Counsel

Vice President, Secretary, and Chief Legal Officer, American Beacon Funds Complex; Secretary, Resolute Investment Holdings, LLC; Secretary, Resolute Topco, Inc.; Secretary, Resolute Acquisition, Inc.; Senior Vice President, Secretary, and General Counsel, Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc.; Senior Vice President, Secretary, and General Counsel, Resolute Investment Services, Inc.; Secretary, American Private Equity Management, L.L.C.; Vice President and Secretary, Continuous Capital, LLC; Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Secretary, American Beacon Cayman TargetRisk Company, Ltd.

Melinda S. Blackwill; Assistant Treasurer and Controller	Assistant Treasurer and Controller, Resolute Investment Managers, Inc.; Assistant Treasurer and Controller, Resolute Investment Services, Inc.; Assistant Treasurer, Continuous Capital, LLC
Paul B. Cavazos; Senior Vice President and Chief Investment Officer	Vice President, American Beacon Funds Complex; Vice President, American Private Equity Management, L.L.C.
Christopher L. Collins; Director

Director and Vice President, Resolute Investment Holdings, LLC; Director and Vice President, Resolute Topco, Inc.; Director and Vice President, Resolute Acquisition, Inc.; Director and Vice President, Resolute Investment Managers, Inc.; Director, Resolute Investment Services, Inc.; Manager, American Private Equity Management, L.L.C.

Erica B. Duncan; Vice President, Marketing	Vice President, American Beacon Funds Complex; Vice President, Marketing, Resolute Investment Managers, Inc.; Vice President, Marketing, Resolute Investment Services, Inc.
Stephen C. Dutton; Director

Director and Vice President, Resolute Investment Holdings, LLC; Director and Vice President, Resolute Topco, Inc.; Director and Vice President, Resolute Acquisition, Inc.; Director and Vice President, Resolute Investment Managers, Inc.; Director, Resolute Investment Services, Inc.; Manager, American Private Equity Management, L.L.C.

Rebecca L. Harris; Senior Vice President, Product Management and Corporate Development

Vice President, American Beacon Funds Complex; Senior Vice President, Resolute Investment Managers, Inc.; Senior Vice President, Resolute Investment Services, Inc.; Director and Vice President, Continuous Capital, LLC; Director, National Investment Services of America, LLC; Director, RSW Investments Holdings LLC; Director, Shapiro Capital Management LLC; Director, SSI Investment Management LLC

Melinda G. Heika; Senior Vice President, Treasurer and Chief Financial Officer

Vice President, American Beacon Funds Complex; Treasurer, Resolute Investment Holdings, LLC; Treasurer, Resolute Topco, Inc.; Treasurer, Resolute Acquisition, Inc.; Senior Vice President and Treasurer, Resolute Investment Managers, Inc.; Senior Vice President and Treasurer, Resolute Investment Services, Inc.; Treasurer, American Private Equity Management, L.L.C.; Treasurer, Continuous Capital, LLC; Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director and Vice President, American Beacon Cayman TargetRisk Company, Ltd.

Michael D. Jiang; Assistant Secretary and Associate General Counsel

Assistant Secretary, American Beacon Funds Complex; Assistant Secretary and Associate General Counsel, Resolute Investment Managers, Inc.; Assistant Secretary and Associate General Counsel, Resolute Investment Services, Inc.; Assistant Secretary, Resolute Investment Distributors, Inc.

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Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections
Terri L. McKinney; Senior Vice President, Enterprise Services

Vice President, American Beacon Funds Complex; Senior Vice President, Enterprise Services, Resolute Investment Managers, Inc.; Senior Vice President, Enterprise Services, Resolute Investment Services, Inc.; Vice President, Continuous Capital, LLC

Takashi B. Moriuchi; Director

Director, Resolute Investment Holdings, LLC; Director, Resolute Topco, Inc.; Director, Resolute Acquisition, Inc.; Director, Resolute Investment Managers, Inc.; Director, Resolute Investment Services, Inc.; Manager, American Private Equity Management, L.L.C.

Teresa A. Oxford; Assistant Secretary and Associate General Counsel

Assistant Secretary, American Beacon Funds Complex; Assistant Secretary and Associate General Counsel, Resolute Investment Managers, Inc.; Assistant Secretary and Associate General Counsel, Resolute Investment Services, Inc.; Assistant Secretary, Continuous Capital, LLC

Bo Ragsdale; Vice President, Information Technology	Vice President, Information Technology, Resolute Investment Managers, Inc., Vice President, Information Technology, Resolute Investment Services, Inc.
Jeffrey K. Ringdahl; Director, President and Chief Executive Officer

President, American Beacon Funds Complex; Director and President, Resolute Investment Holdings, LLC; Director and President, Resolute Topco, Inc.; Director and President, Resolute Acquisition, Inc.; Director, President, and CEO, Resolute Investment Managers, Inc.; Director, President, and CEO, Resolute Investment Distributors, Inc.; Director, President, and CEO, Resolute Investment Services, Inc.; Manager and President, American Private Equity Management, L.L.C.; Director, Shapiro Capital Management LLC; Director and Executive Vice President, Continuous Capital, LLC; Director and President, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director and President, American Beacon Cayman TargetRisk Company, Ltd.; Director, RSW Investment Holdings LLC; Manager, SSI Investment Management LLC; Director, National Investment Services of America, LLC

Christina E. Sears; Vice President and Chief Compliance Officer

Chief Compliance Officer and Assistant Secretary, American Beacon Funds Complex; Vice President and Chief Compliance Officer, Resolute Investment Managers, Inc.; Vice President, Resolute Investment Distributors, Inc.; Vice President and Chief Compliance Officer, Resolute Investment Services, Inc.; Chief Compliance Officer, American Private Equity Management, L.L.C.; Vice President, Continuous Capital, LLC; Chief Compliance Officer, RSW Investments Holdings LLC

Samuel J. Silver; Vice President and Chief Fixed Income Officer	Vice President, American Beacon Funds Complex
Claire L. Stervinou; Assistant Treasurer and Corporate Tax Manager	Assistant Treasurer, Resolute Investment Managers, Inc.; Assistant Treasurer, Resolute Investment Services, Inc.; Assistant Treasurer, American Private Equity Management, L.L.C.
Gregory Stumm; Senior Vice President

Vice President, American Beacon Funds Complex; Senior Vice President, Resolute Investment Managers, Inc.; Senior Vice President, Resolute Investment Services, Inc.; Senior Vice President, Resolute Investment Distributors, Inc.

The principal address of each of the entities referenced above, other than RSW Investment Holdings LLC, Shapiro Capital Management LLC, SSI Investment Management LLC, and National Investment Services of America, LLC is 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039. The principal address of RSW Investment Holdings LLC is 47 Maple Street, Suite 304, Summit, New Jersey 07901. The principal address of Shapiro Capital Management LLC is 3060 Peachtree Road NW #1555, Atlanta, Georgia 30305. The principal address of SSI Investment Management LLC is 2211 Avenue of the Stars, Suite 2050, Los Angeles, CA 90067. The principal address of National Investment Services of America, LLC is 777 E. Wisconsin Avenue, Suite 2350, Milwaukee, Wisconsin 53202.

II. Business and Other Connections of Investment Advisers

The investment advisers listed below provide investment advisory services to the Trust.

American Beacon Advisors, Inc., 220 East Las Colinas Blvd., Suite 1200, Irving, TX 75039.

Aberdeen Asset Managers Limited (“Aberdeen”) is a registered investment adviser and is an investment sub-adviser for the American Beacon Frontier Markets Income Fund. The principal address of Aberdeen is 10 Queens Terrace, Aberdeen, UK, AB10 1XL. Information as to the officers and directors of Aberdeen is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 162309), and is incorporated herein by reference.

AHL Partners LLP (“AHL”) is a registered investment adviser and is an investment sub-advisor for the American Beacon AHL Managed Futures Strategy Fund, American Beacon AHL TargetRisk Fund and American Beacon AHL TargetRisk Core Fund. The principal address of AHL is 2 Swan Lane, London, UK EC4R 3AD. Information as to the officers and directors of AHL is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 167882), and is incorporated herein by reference.

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American Century Investment Management, Inc. (“American Century”) is a registered investment adviser and is an investment sub-advisor for the American Beacon International Equity Fund. The principal address for American Century is 4500 Main Street, Kansas City, MO 64111. Information as to the Officers and Directors of American Century is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 105778), and is incorporated herein by reference.

ARK Investment Management LLC (“ARK”) is a registered investment adviser and is an investment sub-advisor for the American Beacon ARK Transformational Innovation Fund. The principal address for ARK is 200 Central Avenue, Suite 1850, St. Petersburg, FL 33701. ARK was formed in June 2013 and registered as an investment adviser with the U.S. Securities and Exchange Commission in January 2014. Information as to the Officers and Directors of ARK is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 169525), and is incorporated herein by reference.

Bahl & Gaynor, Inc. (“Bahl & Gaynor”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Bahl & Gaynor Small Cap Growth Fund. The principal address of Bahl & Gaynor is 255 East Fifth Street, Suite 2700, Cincinnati, OH 45202. Information as to the officers and directors of Bahl & Gaynor is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 106139), and is incorporated herein by reference.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund and American Beacon Small Cap Value Fund. The principal business address of Barrow is 2200 Ross Avenue, 31st Floor, Dallas, TX 75201-2761. Information as to the officers and directors of Barrow is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 105519), and is incorporated herein by reference.

Brandywine Global Investment Management, LLC (“Brandywine”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Small Cap Value Fund. The principal address of Brandywine is 1735 Market Street, Suite 1800, Philadelphia, PA 19103. Information as to the officers and directors of Brandywine is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 110783), and is incorporated herein by reference.

Bridgeway Capital Management, LLC (“Bridgeway”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Bridgeway Large Cap Value Fund and the American Beacon Bridgeway Large Cap Growth Fund. The principal address of Bridgeway is 20 Greenway Plaza, Suite 450, Houston, TX 77046. Information as to the officers and directors of Bridgeway is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 111441), and is incorporated herein by reference.

Causeway Capital Management LLC (“Causeway”), a Delaware limited liability company, is a registered investment adviser and is an investment sub-advisor for the American Beacon International Equity Fund. The principal address of Causeway is 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025. Information as to the officers and directors of Causeway is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 113308), and is incorporated herein by reference.

DePrince, Race & Zollo, Inc. (“DRZ”), a Florida corporation, is a registered investment adviser and is an investment sub-advisor for the American Beacon Small Cap Value Fund. The principal office of DRZ is 250 Park Avenue South, Winter Park, FL 32789. Information as to the officers and directors of DRZ is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 112099), and is incorporated herein by reference.

Garcia Hamilton & Associates, L.P. (“Garcia Hamilton”) is a registered investment adviser and is the investment sub-adviser for the American Beacon Garcia Hamilton Quality Bond Fund. The principal address of Garcia Hamilton is 1401 McKinney Street, Suite 1600, Houston, TX 77010. Information as to the officers and directors of Garcia Hamilton is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 108017), and is incorporated herein by reference.

Global Evolution USA, LLC (“Global Evolution”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Frontier Markets Income Fund. The principal address of Global Evolution is 250 Park Avenue, 19th floor, New York, NY 10177, United States. Global Evolution’s parent company is Global Evolution Fondsmaeglerselskab A/S and is located at Kokholm 3A, DK-6000 Kolding, Denmark. Information as to the officers and directors of Global Evolution is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 161677), and is incorporated herein by reference.

Hotchkis and Wiley Capital Management LLC (“Hotchkis”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, and American Beacon Small Cap Value Fund. The principal address of Hotchkis is 601 South Figueroa Street, 39th Floor, Los Angeles, CA 90017-5439. Information as to the officers and directors of Hotchkis is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 114649), and is incorporated herein by reference.

Lazard Asset Management LLC (“Lazard”) is a registered investment adviser and is an investment sub-advisor for the American Beacon International Equity Fund. The principal address of Lazard is 30 Rockefeller Plaza, 55th Floor, New York, NY 10112. Information as to the officers and directors of Lazard is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 122836), and is incorporated herein by reference.

Massachusetts Financial Services Company (“MFS”) is a registered investment adviser and is an investment sub-adviser for the American Beacon Large Cap Value Fund. The principal address of MFS is 111 Huntington Avenue, Boston, MA 02199. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company), located at Sun Life Financial Centre, 150 King Street West, Toronto, Ontario, Canada. Information as to the officers and directors of MFS is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 110045), and is incorporated herein by reference.

National Investment Services of America, LLC (“NIS”) is a registered investment adviser and is an investment sub-advisor for the American Beacon NIS Core Plus Bond Fund. The principal address of NIS is 777 E. Wisconsin Avenue, Suite 2350, Milwaukee, WI 53202. NIS is a majority-owned

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subsidiary of Resolute Investment Managers, Inc., which is a subsidiary of Resolute Investment Holdings, LLC. Resolute Investment Holdings, LLC is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P. Information as to the officers and directors of NIS is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 307169), and is incorporated herein by reference.

Newton Investment Management North America, LLC (“NIMNA”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Small Cap Value Fund. NIMNA is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon Corp”). The principal address of NIMNA is BNY Mellon Center, 201 Washington Street, Boston, MA 02108. Information as to the officers and directors of NIMNA is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 312937), and is incorporated herein by reference.

Pzena Investment Management, LLC (“Pzena”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Mid-Cap Value Fund. The principal address of Pzena is 320 Park Avenue, 8th Floor, New York, NY 10022. Information as to the officers and directors of Pzena is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 106847), and is incorporated herein by reference.

Shapiro Capital Management LLC (“Shapiro”) is a registered investment adviser and is an investment subadvisor for the American Beacon Shapiro SMID Cap Equity Fund and American Beacon Shapiro Equity Opportunities Fund. The principal address of Shapiro is 3060 Peachtree Road NW #1555, Atlanta, GA 30305. Shapiro is a majority-owned subsidiary of Resolute Investment Managers, Inc., which is a subsidiary of Resolute Investment Holdings, LLC. Resolute Investment Holdings, LLC is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P. Shapiro was founded in 1990. Information as to the Officers and Directors of Shapiro is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 105581), and is incorporated herein by reference.

Sound Point Capital Management, LP (“Sound Point”) is a registered investment adviser and is the investment sub-advisor for the American Beacon Sound Point Floating Rate Income Fund. The principal address of Sound Point is 375 Park Avenue, 33rd Floor, New York, NY 10152. Information as to the officers and directors of Sound Point is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 157479), and is incorporated herein by reference.

SSI Investment Management LLC (“SSI”) is a registered investment adviser and is the investment sub-advisor for the American Beacon SSI Alternative Income Fund. The principal address of SSI is 2211 Avenue of the Stars, Suite 2050, Los Angeles, CA 90067. SSI is a majority-owned subsidiary of Resolute Investment Managers, Inc., which is a subsidiary of Resolute Investment Holdings, LLC. Resolute Investment Holdings, LLC is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P. Information as to the officers and directors of SSI is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 104889), and is incorporated herein by reference.

Stephens Investment Management Group, LLC (“SIMG”) is a registered investment adviser and is the investment sub-advisor for the American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund. The principal address of SIMG and Stephens Inc. is 111 Center Street, Little Rock, AK 72201. Information as to the officers and directors of SIMG is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 136369), and is incorporated herein by reference.

Strategic Income Management, LLC (“SiM”) is a registered investment adviser and is the investment sub-advisor for the American Beacon SiM High Yield Opportunities Fund. The principal address of SiM is 1200 Westlake Avenue North, Suite 713, Seattle, WA 98109. Information as to the officers and directors of SiM is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 151956), and is incorporated herein by reference.

The London Company Of Virginia, LLC (“London Company”) is a registered investment adviser and is the investment sub-adviser for the American Beacon London Company Income Equity Fund. The principal place of business address of London Company is 1800 Bayberry Court, Suite 301, Richmond, VA 23226. Information as to the officers and directors of London Company is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 106654), and is incorporated herein by reference.

Tocqueville Asset Management L.P. (“Tocqueville”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Tocqueville International Value Fund. The principal address of Tocqueville is 40 West 57th Street, 19th Floor, New York, NY 10019. Information as to the officers and directors of Tocqueville is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 105690), and is incorporated herein by reference.

TwentyFour Asset Management (US) LP (“TwentyFour”) is a registered investment adviser and an indirect wholly owned subsidiary of Vontobel Holding AG and is the investment sub-advisor for the American Beacon TwentyFour Strategic Income Fund and the American Beacon TwentyFour Sustainable Short Term Bond Fund. The principal address of TwentyFour is 1540 Broadway, 38th Floor, New York, NY 10036. Information as to the officers and directors of TwentyFour is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 285791), and is incorporated herein by reference.

WEDGE Capital Management L.L.P. (“WEDGE”) is a registered investment adviser and is the investment sub-advisor for the American Beacon Mid-Cap Value Fund. The principal address of WEDGE is 301 South College Street, Suite 3800, Charlotte, NC 28202. Information as to the officers and directors of WEDGE is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 106234), and is incorporated herein by reference.

Zebra Capital Management, LLC (“Zebra”) is a registered investment adviser and is the investment sub-advisor for the American Beacon Zebra Small Cap Equity Fund. The principal address of Zebra is 2187 Atlantic Street, 4th Floor, Stamford, CT 06902. Information as to the officers and directors of Zebra is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 126285), and is incorporated herein by reference.

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Item 32. Principal Underwriter

(a) Resolute Investment Distributors, Inc. (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1	American Beacon Funds

2	American Beacon Select Funds

(b) The following are the Officers and Managers of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039.

Name	Address	Position with Underwriter	Position with Registrant
Jeffrey K. Ringdahl	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Director, President and CEO	President
Gregory Stumm	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Senior Vice President	Vice President
Rosemary K. Behan	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Secretary	Vice President, Chief Legal Officer and Secretary
Christina E. Sears	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Vice President	Chief Compliance Officer and Assistant Secretary
Michael D. Jiang	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Assistant Secretary	Assistant Secretary

(c) Not applicable.

Item 33. Location of Accounts and Records

The books and other documents required by Section 31(a) under the Investment Company Act of 1940 are maintained in the physical possession of 1) the Trust’s custodian and fund accounting agent at State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110; 2) the Manager at American Beacon Advisors, Inc., 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039; 3) the Trust’s transfer agent, DST Asset Manager Solutions, Inc., 330 West 9th St., Kansas City, Missouri 64105; 4) Mastercraft, 3021 Wichita Court, Fort Worth, Texas 76140; or 5) the Trust’s investment advisers at the addresses listed in Item 31 above.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

21

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 396 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving and the State of Texas, on August 26, 2022.

AMERICAN BEACON FUNDS

By:	/s/ Jeffrey K. Ringdahl
Jeffrey K. Ringdahl
President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 396 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Jeffrey K. Ringdahl	President (Principal Executive Officer)	August 26, 2022
Jeffrey K. Ringdahl

/s/ Sonia L. Bates	Treasurer (Principal Financial Officer	August 26, 2022
Sonia L. Bates	and Principal Accounting Officer)

Gilbert G. Alvarado*	Trustee	August 26, 2022
Gilbert G. Alvarado

Joseph B. Armes*	Trustee	August 26, 2022
Joseph B. Armes

Gerard J. Arpey*	Trustee	August 26, 2022
Gerard J. Arpey

Brenda A. Cline*	Chair and Trustee	August 26, 2022
Brenda A. Cline

Eugene J. Duffy*	Trustee	August 26, 2022
Eugene J. Duffy

Claudia A. Holz*	Trustee	August 26, 2022
Claudia A. Holz

Douglas A. Lindgren*	Trustee	August 26, 2022
Douglas A. Lindgren

Barbara J. McKenna*	Trustee	August 26, 2022
Barbara J. McKenna
* By:	/s/ Rosemary K. Behan
Rosemary K. Behan Attorney-In-Fact

22

EXHIBIT INDEX

Type	Description
99.(p)(4)	Code of Ethics of Causeway Capital Management LLC, dated April 25, 2005, as revised June 30, 2022
99.(p)(28)	Code of Ethics for National Investment Services of America, LLC, dated May 2022